                 As filed with the United States Securities and
                      Exchange Commission on July 23, 2009


                                              1933 Act Registration No. 33-66242
                                             1940 Act Registration No. 811-07890

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

   Pre-Effective Amendment No. ___


   Post-Effective Amendment No. 28                                           [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE
   INVESTMENT COMPANY ACT OF 1940                                            [X]


   Amendment No. 29                                                          [X]


                        (Check appropriate box or boxes.)

                              AIM TAX-EXEMPT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919

                              John M. Zerr, Esquire
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                     (Name and Address of Agent for Service)

                                    Copy to:

Melanie Ringold, Esquire                  E. Carolan Berkley, Esquire
Invesco Aim Advisors, Inc.                Stradley Ronon Stevens & Young, LLP
11 Greenway Plaza, Suite 100              2600 One Commerce Square
Houston, Texas  77046-1173                Philadelphia, Pennsylvania 19103

Approximate Date of Proposed
Public Offering:                          As soon as practicable after the
                                          effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)


     [X]  on July 28, 2009 pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                  AIM HIGH INCOME MUNICIPAL FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                  July 28, 2009


AIM High Income Municipal Fund's investment objective is to achieve a high level of current income that is exempt from federal income taxes.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and Y shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

The fund may, in the future, limit public sales of its shares to certain investors.

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

TABLE OF CONTENTS
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RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       1
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          1
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     3
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVE, STRATEGIES AND
  RISKS                                       5
- - - - - - - - - - - - - - - - - - - - - - - - -
Objective and Strategies                      5
Risks                                         6
DISCLOSURE OF PORTFOLIO HOLDINGS              7
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               7
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  7
Advisor Compensation                          8
Portfolio Managers                            8
OTHER INFORMATION                             8
- - - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                 8
Dividends and Distributions                   9
Special Tax Information Regarding the
  Fund                                        9
Limited Fund Offering                         9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1
Share Class Eligibility                     A-2
Distribution and Service (12b-1) Fees       A-2
Initial Sales Charges (Class A Shares
  Only)                                     A-3
Contingent Deferred Sales Charges (CDSCs)   A-4
Redemption Fees                             A-6
Purchasing Shares                           A-6
Redeeming Shares                            A-8
Exchanging Shares                           A-9
Rights Reserved by the Funds               A-11
Pricing of Shares                          A-11
Taxes                                      A-13
Payments to Financial Advisors             A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-14
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -




The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The fund's investment objective is to achieve a high level of current income that is exempt from federal income taxes.

PRIMARY INVESTMENT STRATEGIES
The fund will invest, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal debt securities that (1) pay interest which is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax.

    The fund invests, normally, at least 80% of its assets in municipal debt securities that are rated BBB/Baa or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are deemed by the portfolio managers to be of comparable quality to such rated securities. The fund may invest all of its assets in debt securities that are rated BB/Ba or lower by an NRSRO, or are determined by the portfolio managers to be of comparable quality to such rated securities. It may also invest up to 10% of its assets in defaulted securities. Securities rated BB/Ba or lower are below investment grade quality and are commonly known as "junk bonds". The portfolio managers seek to maintain an average credit quality of BB/Ba on the fund's portfolio.

    In selecting securities for the fund's portfolio, the portfolio managers focus on municipal securities they believe have favorable prospects for high current income.

    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS
Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk           High Yield Risk              Concentration Risk           Synthetic Municipal Securities Risk
Interest Rate Risk    Reinvestment Risk            Defaulted Securities Risk    Leverage Risk
Credit Risk           Municipal Securities Risk    Derivatives Risk             Management Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.




                                                                                        ANNUAL
YEAR ENDED                                                                              TOTAL
DECEMBER 31                                                                            RETURNS
-----------                                                                            -------
1999................................................................................    -7.62%
2000................................................................................     3.78%
2001................................................................................     6.87%
2002................................................................................     7.22%
2003................................................................................     5.84%
2004................................................................................     7.55%
2005................................................................................     7.91%
2006................................................................................     7.49%
2007................................................................................    -2.83%
2008................................................................................   -23.57%







    The fund's Class A shares' year-to-date total return as of June 30, 2009 was 15.12%.

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------



    During the periods shown in the bar chart, the highest quarterly return was 3.75% (quarter ended June 30, 2005) and the lowest quarterly return was -18.76% (quarter ended December 31, 2008).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark. The fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                  INCEPTION
(for the periods ended December 31, 2008)                        1 YEAR    5 YEARS    10 YEARS       DATE
--------------------------------------------------------------------------------------------------------------
Class A                                                                                            01/02/98
  Return Before Taxes                                            (27.18)%   (2.46)%     0.26%
  Return After Taxes on Distributions                            (27.18)    (2.46)      0.26
  Return After Taxes on Distributions and Sale of Fund Shares    (15.87)    (1.08)      1.15
Class B                                                                                            01/02/98
  Return Before Taxes                                            (27.75)    (2.56)      0.14
Class C                                                                                            01/02/98
  Return Before Taxes                                            (24.78)    (2.24)      0.00
Class Y(1)                                                                                         01/02/98(1)
  Return Before Taxes                                            (23.41)    (1.48)      0.77
--------------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index(2)                          (2.47)     2.71       4.26
Barclays Capital High Yield Municipal Bond Index(2,3)            (27.01)    (1.07)      1.76
Lipper High Yield Municipal Debt Funds Index(2,4)                (27.50)    (3.11)      0.15
--------------------------------------------------------------------------------------------------------------




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and Y will vary.


(1) The returns shown for these periods are the returns of the actual performance of the fund's Class Y shares since inception blended with the historical performance of the fund's Class A shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers or expense reimbursements applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008.



(2) The Barclays Capital Municipal Bond Index covers municipal bonds with a minimum credit rating of Baa, an outstanding par value of at least $5 million and issued as a part of a transaction of at least $50 million USD. The bonds must have been issued after December 31, 1990, and have a remaining maturity of at least one year. Effective November 3, 2008, the Lehman Brothers indices were re-branded as Barclays Capital indices. The fund has also included the Barclays Capital High Yield Municipal Bond Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper High Yield Municipal Debt Funds Index (which may or may not include the fund) is included for comparison to a peer group.



(3) The Barclays Capital High Yield Municipal Bond Index includes bonds that are non-rated or rated Ba1 or below. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must have been issued after December 31, 1990 and must be at least one year from their maturity date.

(4) The Lipper High Yield Municipal Debt Funds Index is an equally weighted representation of the largest funds in the Lipper High Yield Municipal Debt Funds category. These funds invest at least 50% of their assets in lower rated municipal debt issues.

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------



FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                    CLASS A     CLASS B     CLASS C     CLASS Y
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                            4.75%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is less)                                   None(1)     5.00%       1.00%       None
-----------------------------------------------------------------------------------------------------------





ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)               CLASS A     CLASS B     CLASS C     CLASS Y(3)
-------------------------------------------------------------------------------------------------------------
Management Fees                                               0.59%       0.59%       0.59%        0.59%

Distribution and/or Service (12b-1) Fees                      0.25        1.00        1.00         None

Other Expenses                                                0.15        0.15        0.15         0.15

Acquired Fund Fees and Expenses                               None        None        None         None

Total Annual Fund Operating Expenses(4)                       0.99        1.74        1.74         0.74
-------------------------------------------------------------------------------------------------------------




(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.

(4) Effective March 4, 2009, the fund's investment advisor voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.80%, 1.55%, 1.55% and 0.55% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.



    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in different classes of the fund with the cost of investing in other mutual funds.


    The expense example assumes you:
  (i)    invest $10,000 in the fund for the time periods indicated;
  (ii)  redeem all of your shares at the end of the periods indicated;
  (iii) earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and
  (v)   incur applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).


    Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
Class A                                 $571       $775      $  996     $1,630
Class B                                  677        848       1,144      1,853(1)
Class C                                  277        548         944      2,052
Class Y                                   76        237         411        918
----------------------------------------------------------------------------------


                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
Class A                                 $571       $775       $996      $1,630
Class B                                  177        548        944       1,853(1)
Class C                                  177        548        944       2,052
Class Y                                   76        237        411         918
----------------------------------------------------------------------------------




(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


In connection with the final settlement reached between Invesco Aim Advisors, Inc. and certain of its affiliates with certain regulators, including the New York Attorney General's Office, the Securities and Exchange Commission (SEC) and the Colorado Attorney General's Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco Aim Advisors, Inc. and certain of its affiliates, Invesco Aim Advisors, Inc. and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;
  - Your investment has a 5% return before expenses each year;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.


    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.



CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 1      YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     0.99%        0.99%        0.99%        0.99%        0.99%
Cumulative Return Before Expenses           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses           (0.93%)       3.04%        7.17%       11.47%       15.94%
End of Year Balance                     $9,906.95   $10,304.22   $10,717.42   $11,147.19   $11,594.19
Estimated Annual Expenses               $  571.19   $   100.05   $   104.06   $   108.23   $   112.57
-----------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.99%        0.99%        0.99%        0.99%        0.99%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            20.59%       25.43%       30.46%       35.69%       41.13%
End of Year Balance                     $12,059.12   $12,542.69   $13,045.65   $13,568.78   $14,112.89
Estimated Annual Expenses               $   117.08   $   121.78   $   126.66   $   131.74   $   137.02
---------------------------------------------------------------------------------------------------------






CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.99%        0.99%        0.99%        0.99%        0.99%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.01%        8.18%       12.52%       17.03%       21.72%
End of Year Balance                     $10,401.00   $10,818.08   $11,251.89   $11,703.09   $12,172.38
Estimated Annual Expenses               $   100.98   $   105.03   $   109.25   $   113.63   $   118.18
------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.99%        0.99%        0.99%        0.99%        0.99%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.60%       31.68%       36.96%       42.45%       48.17%
End of Year Balance                     $12,660.49   $13,168.18   $13,696.22   $14,245.44   $14,816.68
Estimated Annual Expenses               $   122.92   $   127.85   $   132.98   $   138.31   $   143.86
---------------------------------------------------------------------------------------------------------






CLASS B(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.74%        1.74%        1.74%        1.74%        1.74%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.26%        6.63%       10.10%       13.69%       17.40%
End of Year Balance                     $10,326.00   $10,662.63   $11,010.23   $11,369.16   $11,739.80
Estimated Annual Expenses               $   176.84   $   182.60   $   188.55   $   194.70   $   201.05
------------------------------------------------------------------------------------------------------

CLASS B(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.74%        1.74%        1.74%        0.99%        0.99%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            21.23%       25.18%       29.26%       34.44%       39.83%
End of Year Balance                     $12,122.51   $12,517.71   $12,925.79   $13,444.11   $13,983.22
Estimated Annual Expenses               $   207.60   $   214.37   $   221.36   $   130.53   $   135.77
---------------------------------------------------------------------------------------------------------






CLASS C(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.74%        1.74%        1.74%        1.74%        1.74%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.26%        6.63%       10.10%       13.69%       17.40%
End of Year Balance                     $10,326.00   $10,662.63   $11,010.23   $11,369.16   $11,739.80
Estimated Annual Expenses               $   176.84   $   182.60   $   188.55   $   194.70   $   201.05
------------------------------------------------------------------------------------------------------

CLASS C(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.74%        1.74%        1.74%        1.74%        1.74%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            21.23%       25.18%       29.26%       33.47%       37.82%
End of Year Balance                     $12,122.51   $12,517.71   $12,925.79   $13,347.17   $13,782.28
Estimated Annual Expenses               $   207.60   $   214.37   $   221.36   $   228.57   $   236.03
---------------------------------------------------------------------------------------------------------


                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------


CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.74%        0.74%        0.74%        0.74%        0.74%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.26%        8.70%       13.33%       18.16%       23.19%
End of Year Balance                     $10,426.00   $10,870.15   $11,333.22   $11,816.01   $12,319.37
Estimated Annual Expenses               $    75.58   $    78.80   $    82.15   $    85.65   $    89.30
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.74%        0.74%        0.74%        0.74%        0.74%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            28.44%       33.91%       39.62%       45.57%       51.77%
End of Year Balance                     $12,844.18   $13,391.34   $13,961.81   $14,556.58   $15,176.69
Estimated Annual Expenses               $    93.11   $    97.07   $   101.21   $   105.52   $   110.01
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is to achieve a high level of current income that is exempt from federal income taxes. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal debt securities that (1) pay interest which is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. The fund may invest up to 20% of its total assets in taxable securities.

    The principal type of municipal debt securities purchased by the fund are municipal bonds, which include revenue bonds and general obligation bonds.

    Municipal debt securities include debt obligations of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. Synthetic municipal securities, which include variable rate instruments that are created when fixed rate bonds are coupled with a third party tender feature and variable tender fees are treated as municipal debt securities. Other securities held by the fund may be structured with demand features which have the effect of shortening the security's maturity.

    The fund invests, normally, at least 80% of its assets, in municipal debt securities that are rated BBB/Baa or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are deemed by the portfolio managers to be of comparable quality to such rated securities. The fund may invest all of its assets in debt securities that are rated BB/Ba or lower by an NRSRO, or are determined by the portfolio managers to be of comparable quality to such rated securities. It may also invest up to 10% of its assets in defaulted securities. Securities rated BB/Ba or lower are below investment grade quality and are commonly known as "junk bonds". The portfolio managers seek to maintain an average credit quality of BB/Ba on the fund's portfolio.

    The fund may invest 25% or more of its assets in municipal securities issued by entities having similar characteristics, such as (a) securities the issuers of which are located in the same geographic area or securities where issuers' interest obligations are paid from revenues of similar projects, or (b) industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds or hospital bonds. The fund may not, however, invest 25% or more of its total assets in industrial development revenue bonds, including pollution control revenue bonds, issued for companies in the same industry. The fund may, but does not currently intend to, invest 25% or more of its total assets in securities whose issuers are located in any of the following states: Arizona, California, Colorado, Connecticut, Florida, Illinois, Michigan, Massachusetts, New Hampshire, New Jersey, New York, Ohio, Pennsylvania and Texas.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers generally take a buy and hold approach while focusing on municipal securities they believe have favorable prospects for high current income. Many of the municipal securities in which the fund invests, such as revenue bonds, are typically issued by a public authority and the proceeds from such securities are used to build or renovate a specific project, such as an airport, a toll road, water and sewer works, hospitals or housing. The proceeds from the project--such as rents, tolls or user fees--are used to pay interest and principal on the municipal securities. Another type of municipal security in which the fund invests in are general obligation bonds. These bonds are repaid from a municipality's general revenues and are generally backed by the full faith and credit of the municipal issuer.

    In selecting securities for the fund's portfolio, the portfolio managers initially focus on experienced project managers, as well as projects that the portfolio managers believe make good economic and business sense. Prior to investing in a municipal security, the portfolio managers and/or fund analysts generally: (i) review the industry and project financial statements, (ii) perform site visits to talk with management about the project and facility,
(iii) review independent appraisals of the project, (iv) review environmental and feasibility studies on the project, and (v) conduct cash flow analysis. Before purchasing a municipal security upon its initial issuance, the portfolio managers or analysts may negotiate key terms, such as calls and loan covenants, credit basis, and a fair price (coupon) for the municipal security. Following an investment in a municipal

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

security, the portfolio managers or analysts normally maintain phone contact with project managers, make periodic site visits to determine it the project is likely to reach its goals, and review monthly and quarterly statements.

    The portfolio managers consider selling a security: (i) if the issuer's credit quality declines, (ii) if the outlook for a project undergoes a negative change, (iii) to shorten or lengthen the fund's duration (a measure of the fund's price sensitivity to changes in interest rates), (iv) as a result of interest rate changes, or (v) to limit exposure to a sector or issuer.

    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.

RISKS

The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the issuers, or in the case of industrial development revenue bonds, the company for whose benefit the bonds are being issued; general economic and market conditions; regional or global economic instability; and interest rate fluctuations.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment. Revenue bonds are generally not backed by the taxing power of the issuing municipality and therefore are subject to a higher degree of credit risk than general obligation bonds.

    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times economic downturn or volatility in the capital markets.

    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.

    Municipal Securities Risk--The value of, payment of interest and repayment of principal with respect to, and the ability of the fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the fund invests are located. Municipal securities backed by current or anticipated revenues from a specific project or assets, such as revenue bonds, can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security's value. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

    Concentration Risk--Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the fund. Moreover, sizeable investments in securities issued to finance similar projects could involve an increased risk to the fund if economic or other factors adversely affect the viability of these projects.

    Defaulted Securities Risk--The fund may invest in securities where the issuer has defaulted on the payment of interest and/or principal. Defaulted securities are speculative and involve substantial risks. Generally, the fund will invest in defaulted securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. There can be no assurance that the fund will achieve these returns or that the issuer will make an exchange offer. The fund will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.




    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate,

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------


credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund. In addition, the use of certain derivatives may cause the fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).





    Synthetic Municipal Securities Risk--The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.





    Leverage Risk--Borrowing money to buy securities exposes the fund to leverage because the fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities. There can be no assurance that the fund's leverage strategy will be successful.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager(s) will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:



----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
----------------------------------------------------------------------------------------------------------




    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at An der Welle 5, 1st Floor, Frankfurt, Germany 60322, which has acted as an investment advisor since 1998.


    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------


    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction, and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. More detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, can be found in the fund's Statement of Additional Information.


ADVISOR COMPENSATION

During the fiscal year ended March 31, 2009, the advisor received compensation of 0.35% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended September 30.


PORTFOLIO MANAGERS
Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Franklin Ruben (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with Invesco Institutional and/or its affiliates since 1997. As lead manager, Mr. Ruben generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Ruben may perform these functions, and the nature of these functions, may change from time to time.

- Gerard Pollard, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Institutional and/or its affiliates since 1998.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not a part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of AIM High Income Municipal Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus.

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist primarily of income (most of which is expected to be exempt from federal income taxes).


DIVIDENDS

The fund generally declares dividends from net investment income on each business day and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Due to 2008-2009 economic downturn, many funds have experienced capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though the fund may experience a current year loss, it may nonetheless distribute prior year capital gains. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.


SPECIAL TAX INFORMATION REGARDING THE FUND
In addition to the general tax information set forth under the heading "General Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund:

- You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax return.


- The fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.



- The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax. The fund may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.


- Exempt-interest dividends from the fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

- The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.

- From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

LIMITED FUND OFFERING

Due to the limited availability of certain municipal securities that met the portfolio managers' investment process for the fund, the fund limited public sales of its shares to new investors, effective as of the close of business on September 21, 2007. The advisor determined there was an ample supply of the types of securities in which the fund invests to permit a limited reopening of the fund commencing with the start of business on March 3, 2008, and scheduled to close when the fund reaches $800 million in assets. The advisor has determined that there is currently an ample supply of these types of securities in which the fund invests to permit the fund to remain open to all investors. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.



    The fund may, in the future, limit public sales of its shares to certain investors.

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years ended 2009, 2008, 2007 and 2006 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2006 was audited by other independent registered public accountants.





                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET                NET ASSETS,
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL      END OF PERIOD
                           OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(a)   (000S OMITTED)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $8.20       $0.45(c)     $(1.74)      $(1.29)     $(0.45)      $6.46      (16.21)%     $312,444
Year ended 03/31/08           9.15        0.45         (0.96)       (0.51)      (0.44)       8.20       (5.70)       385,396
Year ended 03/31/07           8.97        0.45          0.17         0.62       (0.44)       9.15        7.11        348,602
Year ended 03/31/06           8.76        0.47          0.21         0.68       (0.47)       8.97        7.92        247,296
Year ended 03/31/05           8.73        0.51          0.04         0.55       (0.52)       8.76        6.51        132,996
-------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09           8.21        0.40(c)      (1.75)       (1.35)      (0.39)       6.47      (16.85)        17,894
Year ended 03/31/08           9.16        0.39         (0.96)       (0.57)      (0.38)       8.21       (6.39)        27,354
Year ended 03/31/07           8.98        0.38          0.18         0.56       (0.38)       9.16        6.31         39,066
Year ended 03/31/06           8.77        0.40          0.21         0.61       (0.40)       8.98        7.12         45,422
Year ended 03/31/05           8.74        0.44          0.05         0.49       (0.46)       8.77        5.73         46,429
-------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09           8.20        0.39(c)      (1.73)       (1.34)      (0.39)       6.47      (16.75)        91,821
Year ended 03/31/08           9.16        0.38         (0.96)       (0.58)      (0.38)       8.20       (6.51)        97,388
Year ended 03/31/07           8.97        0.38          0.19         0.57       (0.38)       9.16        6.43         80,702
Year ended 03/31/06           8.77        0.40          0.20         0.60       (0.40)       8.97        7.01         56,763
Year ended 03/31/05           8.74        0.44          0.05         0.49       (0.46)       8.77        5.73         33,114
-------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)        7.63        0.20(c)      (1.13)       (0.93)      (0.23)       6.47      (12.21)        14,033
_______________________________________________________________________________________________________________________________
===============================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
---------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09              0.75%(d)          0.99%(d)       6.07%(d)       22%
Year ended 03/31/08              0.70              0.98           5.13           23
Year ended 03/31/07              0.65              1.01           4.99           10
Year ended 03/31/06              0.56              1.03           5.18           16
Year ended 03/31/05              0.55              1.08           5.83           12
---------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09              1.50(d)           1.74(d)        5.32(d)        22
Year ended 03/31/08              1.45              1.73           4.38           23
Year ended 03/31/07              1.40              1.76           4.24           10
Year ended 03/31/06              1.31              1.78           4.43           16
Year ended 03/31/05              1.30              1.83           5.08           12
---------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09              1.50(d)           1.74(d)        5.32(d)        22
Year ended 03/31/08              1.45              1.73           4.38           23
Year ended 03/31/07              1.40              1.76           4.24           10
Year ended 03/31/06              1.31              1.78           4.43           16
Year ended 03/31/05              1.30              1.83           5.08           12
---------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)           0.51(d)(f)        0.78(d)(f)     6.31(d)(f)     22
_______________________________________________________________________________________
=======================================================================================







(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $366,966, $22,971, $100,544 and $13,819 for Class A, Class B, Class C and Class Y shares, respectively.


(e)    Commencement date of October 3, 2008.


(f)    Annualized.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each fund may offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

     CLASS A            CLASS A3           CLASS B            CLASS C            CLASS R            CLASS Y         INVESTOR CLASS
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------  -----------------
-  Initial sales   -  No initial      -  No initial      -  No initial      -  No initial      -  No initial      -  No initial
   charge which       sales charge       sales charge       sales charge       sales charge       sales charge       sales charge
   may be waived
   or reduced

-  Contingent      -  No contingent   -  Contingent      -  Contingent      -  Contingent      -  No contingent   -  No contingent
   deferred sales     deferred sales     deferred sales     deferred sales     deferred sales     deferred sales     deferred sales
   charge on          charge             charge on          charge on          charge on          charge             charge
   certain                               redemptions        redemptions        certain
   redemptions                           within six         within one         redemptions
                                         years              year(3)

-  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  No 12b-1 fee    -  12b-1 fee of
   0.25%(1)           0.25%              1.00%              1.00%(4)           0.50%                                 0.25%(1)

                   -  Does not        -  Converts to     -  Does not        -  Does not        -  Does not        -  Does not
                      convert to         Class A shares     convert to         convert to         convert to         convert to
                      Class A shares     on or about        Class A shares     Class A shares     Class A shares     Class A shares
                                         the end of the
                                         month which is
                                         at least eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of
                                         reinvested
                                         dividends and
                                         distributions
                                         (2)

-  Generally more  -  Available only  -  Available only  -  Generally more  -  Generally,      -  Generally,      -  Generally
   appropriate        for a limited      to investors       appropriate        available only     available only     closed to new
   for long-term      number of          with a total       for short-term     to employee        to investors       investors
   investors          funds              account            investors          benefit plans      who purchase
                                         balance less                                             through
                                         than $100,000.  -  Purchase                              fee-based
                                         The total          orders limited                        advisory
                                         account value      to amounts                            accounts with
                                         for this           less than                             an approved
                                         purpose            $1,000,000                            financial
                                         includes all                                             intermediary
                                         accounts                                                 or to any
                                         eligible for                                             current,
                                         Rights of                                                former or
                                         Accumulation.                                            retired
                                                                                                  trustee,
                                                                                                  director,
                                                                                                  officer or
                                                                                                  employee (or
                                                                                                  immediate
                                                                                                  family member
                                                                                                  of a current,
                                                                                                  former or
                                                                                                  retired
                                                                                                  trustee,
                                                                                                  director,
                                                                                                  officer or
                                                                                                  employee) of
                                                                                                  any AIM Fund
                                                                                                  or of Invesco
                                                                                                  Ltd. or any
                                                                                                  of its
                                                                                                  subsidiaries.

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations increased administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), no longer accepts transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class are unavailable for purchase by AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                  THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to
Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Eligible employee benefit plan, other than Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                  THE AIM FUNDS

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $   25,000        5.50%          5.82%
$ 25,000 but less than $   50,000        5.25           5.54
$ 50,000 but less than $  100,000        4.75           4.99
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $   50,000        4.75%          4.99%
$ 50,000 but less than $  100,000        4.00           4.17
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $  100,000        1.00%          1.01%
$100,000 but less than $  250,000        0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or eligible employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Eligible employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

                                  THE AIM FUNDS

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and Y redemptions may be reinvested only into Class A shares with no initial sales charge.

     This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

                                  THE AIM FUNDS

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

                                  THE AIM FUNDS

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                      INITIAL     ADDITIONAL
                                                                    INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                      PER FUND      PER FUND
---------------                                                     ----------   -----------
Asset or fee-based accounts managed by your financial advisor          None          None
Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor
   is purchasing shares through a systematic purchase plan            $   25         $25
All other accounts if the investor is purchasing shares through a
   systematic purchase plan                                               50          50
IRAs, Roth IRAs and Coverdell ESAs                                       250          25
All other accounts                                                     1,000          50

Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                              OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
                              ------------------                                   --------------------
Through a Financial Advisor   Contact your financial advisor.                      Contact your financial advisor.

By Mail                       Mail completed account application and check to      Mail your check and the remittance slip from your
                              the transfer agent, Invesco Aim Investment           confirmation statement to the transfer agent.
                              Services, Inc., P.O. Box 4739, Houston, TX           Invesco Aim does NOT accept the following types
                              77210-4739. Invesco Aim does NOT accept the          of payments: Credit Card Checks, Third Party
                              following types of payments: Credit Card Checks,     Checks, and Cash*.
                              Third Party Checks, and Cash*.

By Wire                       Mail completed account application to the transfer   Call the transfer agent to receive a reference
                              agent. Call the transfer agent at (800) 959-4246     number. Then, use the wire instructions provided
                              to receive a reference number. Then, use the wire    below.
                              instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim Investment
                              Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone                  Open your account using one of the methods           Select the Bank Account Information option on
                              described above.                                     your completed account application or complete a
                                                                                   Systematic Options and Bank Information Form.
                                                                                   Mail the application or form to the transfer
                                                                                   agent. Once the transfer agent has received the
                                                                                   form, call the transfer agent at the number below
                                                                                   to place your purchase order.

Automated Investor Line       Open your account using one of the methods           Call the Invesco Aim 24-hour Automated Investor
                              described above.                                     Line at 1-800-246-5463. You may place your order
                                                                                   after you have provided the bank instructions
                                                                                   that will be requested.

By Internet                   Open your account using one of the methods           Access your account at www.invescoaim.com. The
                              described above.                                     proper bank instructions must have been provided
                                                                                   on your account. You may not purchase shares in
                                                                                   retirement accounts on the internet.

----------
* In addition, Invesco Aim does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier's checks, official checks, bank drafts, traveler's checks, treasurer's checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per fund for all other types of accounts. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check,

                                  THE AIM FUNDS

and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary (including your retirement plan administrator).
or Other Intermediary

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone.
                              Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

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* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

- All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                  THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                  THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

     The Balanced-Risk Allocation Fund may invest up to 25% of its total assets in shares of its Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every regular business day. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the fund, which require, among other things, that each of the Subsidiary's portfolio investments be marked-to-market (that is, the value on the Subsidiary's books changes) each business day to reflect changes in the market value of the investment.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

                                  THE AIM FUNDS

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available with respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, for dividends derived from a fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and

                                  THE AIM FUNDS

access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and

                                  THE AIM FUNDS

Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM High Income Municipal Fund
  SEC 1940 Act file number: 811-07890
------------------------------------------------------

invescoaim.com  HIM-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]

                                                        AIM TAX-EXEMPT CASH FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                  July 28, 2009


AIM Tax-Exempt Cash Fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, Y and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "General Information--Share Class Eligibility--Investor Class Shares."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       1
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          1
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 2
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     2
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVE, STRATEGIES AND
  RISKS                                       4
- - - - - - - - - - - - - - - - - - - - - - - - -
Objective and Strategies                      4
Risks                                         4
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          6
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Dividends and Distributions                   6
Special Tax Information Regarding the
  Fund                                        7
FINANCIAL HIGHLIGHTS                          8
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1
Share Class Eligibility                     A-2
Distribution and Service (12b-1) Fees       A-2
Initial Sales Charges (Class A Shares
  Only)                                     A-3
Contingent Deferred Sales Charges (CDSCs)   A-4
Redemption Fees                             A-6
Purchasing Shares                           A-6
Redeeming Shares                            A-8
Exchanging Shares                           A-9
Rights Reserved by the Funds               A-11
Pricing of Shares                          A-11
Taxes                                      A-13
Payments to Financial Advisors             A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-14
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -




The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

PRIMARY INVESTMENT STRATEGIES
The fund invests only in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) municipal securities; and (ii) cash equivalents.

    The fund invests, normally, at least 80% of its assets in debt securities that (1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax.

    The fund invests in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

    In selecting securities for the fund, the portfolio managers focus on safety, liquidity and yield.

    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS
Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk               Credit Risk                  Foreign Credit Exposure Risk           Leverage Risk
Money Market Fund Risk    Municipal Securities Risk    Derivatives Risk                       Management Risk
Interest Rate Risk        Concentration Risk           Synthetic Municipal Securities Risk




    Please see "Investment Objective, Strategies and Risks" for a description of these risks.


    Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Notwithstanding the preceding statement, fund shareholders will be guaranteed to receive $1.00 per share held as of September 13, 2008 subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. Class A shares of the fund are not subject to sales loads.



                                                                                    ANNUAL
                                                                                    TOTAL
YEAR ENDED DECEMBER 31                                                             RETURNS
----------------------                                                             -------
1999............................................................................    2.87%
2000............................................................................    3.80%
2001............................................................................    2.38%
2002............................................................................    0.87%
2003............................................................................    0.47%
2004............................................................................    0.54%
2005............................................................................    1.60%
2006............................................................................    2.52%
2007............................................................................    2.82%
2008............................................................................    1.52%






    The fund's Class A shares' year-to-date total return as of June 30, 2009 was 0.03%.


    During the periods shown in the bar chart, the highest quarterly return was 1.00% (quarter ended December 31, 2000) and the lowest quarterly return was 0.08% (quarters ended September 30, 2003 and March 31, 2004).

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

PERFORMANCE TABLE
The following performance table reflects the fund's performance over the periods indicated.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                              INCEPTION
(for the periods ended December 31, 2008)    1 YEAR    5 YEARS    10 YEARS       DATE
------------------------------------------------------------------------------------------
Class A                                       1.52%      1.80%      1.93%      09/22/82
Class Y(1)                                    1.52       1.80       1.93       09/22/82(1)
Investor Class(2)                             1.62       1.90       1.99       09/22/82(2)
------------------------------------------------------------------------------------------





(1) The returns shown for these periods are the returns of the actual performance of the fund's Class Y shares since inception blended with the historical performance of the fund's Class A shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers or expense reimbursements applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008.


(2) The return shown for the one year period is the historical performance of the fund's Investor Class shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to the Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.



The seven-day yield on December 31, 2008 for the fund's Class A and Investor Class shares were 0.42% and 0.52%, respectively. For the current seven-day yield, call (800) 959-4246.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                            INVESTOR
(fees paid directly from your investment)                           CLASS A     CLASS Y       CLASS
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                   None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is less)                                          None        None        None
-------------------------------------------------------------------------------------------------------





ANNUAL FUND OPERATING EXPENSES(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                              INVESTOR
(expenses that are deducted from fund assets)                      CLASS A     CLASS Y(2)       CLASS
---------------------------------------------------------------------------------------------------------
Management Fees                                                      0.35%        0.35%         0.35%

Distribution and/or Service (12b-1) Fees(3)                          0.10         None          None

Other Expenses                                                       0.58         0.58          0.58

Acquired Fund Fees and Expenses                                      None         None          None

Total Annual Fund Operating Expenses(4)                              1.03         0.93          0.93
---------------------------------------------------------------------------------------------------------




(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.

(3) Effective July 1, 2009, the Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.10%. Distribution and/or Service (12b-1) Fees have been restated to reflect this agreement.


(4) The advisor and the distributor have voluntarily agreed to waive fees and/or reimburse expenses in order to increase the fund's yield. These agreements may be modified or discontinued at any time without further notice to investors.





    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------



EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in different classes the fund with the cost of investing in other mutual funds.

    The expense example assumes you:

  (i)   invest $10,000 in the fund for the time periods indicated;
  (ii)  redeem all of your shares at the end of the periods indicated;
  (iii) earn a 5% return on your investment before operating expenses each year; and
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).


    Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
Class A                                 $105       $328       $569      $1,259
Class Y                                   95        296        515       1,143
Investor Class                            95        296        515       1,143
----------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


In connection with the final settlement reached between Invesco Aim Advisors, Inc. and certain of its affiliates with certain regulators, including the New York Attorney General's Office, the Securities and Exchange Commission (SEC) and the Colorado Attorney General's Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco Aim Advisors, Inc. and certain of its affiliates, Invesco Aim Advisors, Inc. and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;
  - Your investment has a 5% return before expenses each year;
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed; and
  - There is no sales charge on reinvested dividends.


    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.



CLASS A                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.03%        1.03%        1.03%        1.03%        1.03%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.97%        8.10%       12.39%       16.85%       21.49%
End of Year Balance                     $10,397.00   $10,809.76   $11,238.91   $11,685.09   $12,148.99
Estimated Annual Expenses               $   105.04   $   109.21   $   113.55   $   118.06   $   122.75
------------------------------------------------------------------------------------------------------

CLASS A                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.03%        1.03%        1.03%        1.03%        1.03%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.31%       31.33%       36.54%       41.96%       47.60%
End of Year Balance                     $12,631.31   $13,132.77   $13,654.14   $14,196.21   $14,759.80
Estimated Annual Expenses               $   127.62   $   132.68   $   137.95   $   143.43   $   149.12
---------------------------------------------------------------------------------------------------------






CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.93%        0.93%        0.93%        0.93%        0.93%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.07%        8.31%       12.71%       17.30%       22.08%
End of Year Balance                     $10,407.00   $10,830.56   $11,271.37   $11,730.11   $12,207.53
Estimated Annual Expenses               $    94.89   $    98.75   $   102.77   $   106.96   $   111.31
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.93%        0.93%        0.93%        0.93%        0.93%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            27.04%       32.21%       37.60%       43.20%       49.02%
End of Year Balance                     $12,704.38   $13,221.44   $13,759.56   $14,319.57   $14,902.38
Estimated Annual Expenses               $   115.84   $   120.56   $   125.46   $   130.57   $   135.88
---------------------------------------------------------------------------------------------------------






INVESTOR
CLASS                                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.93%        0.93%        0.93%        0.93%        0.93%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.07%        8.31%       12.71%       17.30%       22.08%
End of Year Balance                     $10,407.00   $10,830.56   $11,271.37   $11,730.11   $12,207.53
Estimated Annual Expenses               $    94.89   $    98.75   $   102.77   $   106.96   $   111.31
------------------------------------------------------------------------------------------------------

INVESTOR
CLASS                                     YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.93%        0.93%        0.93%        0.93%        0.93%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            27.04%       32.21%       37.60%       43.20%       49.02%
End of Year Balance                     $12,704.38   $13,221.44   $13,759.56   $14,319.57   $14,902.38
Estimated Annual Expenses               $   115.84   $   120.56   $   125.46   $   130.57   $   135.88
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES
The fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

    The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund normally invests at least 80% of its assets in debt securities that
(1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax.

    The fund invests in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

    The fund invests only in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) municipal securities, which may include tax-exempt commercial paper; and (ii) cash equivalents. These securities may have credit and liquidity enhancements provided by banks, insurance companies or other financial institutions.

    Municipal securities include debt obligations of states, territories and possessions of the United States and the District of Columbia, their political subdivisions, agencies, and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. Synthetic municipal securities, which include variable rate instruments that are created when fixed rate bonds are coupled with a third party tender feature and variable tender fees are treated as municipal securities. Other securities held by the fund may be structured with demand features which have the effect of shortening the security's maturity.

    The fund invests only in municipal securities that are: (1) rated in the highest rating category by two nationally recognized statistical rating organizations (NRSRO); (2) rated by only one NRSRO, if they are rated in the highest category by that NRSRO; and (3) unrated but deemed to be of comparable quality by the advisors.

    Some of the fund's investments, although U.S. dollar-denominated, may be subject to foreign credit exposure.

    The fund may invest up to 20% of its net assets in money market instruments that may be subject to federal taxes, including Treasury securities, repurchase agreements, bankers' acceptances, commercial paper, U.S. dollar-denominated foreign securities and master notes.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities for the fund's portfolio, the portfolio managers focus on safety, liquidity, and yield that is exempt from federal income taxes. The portfolio structure is driven to some extent by the supply and availability of municipal obligations. The portfolio managers manage liquidity by trading in daily and weekly variable-rate demand notes.

    The portfolio managers consider selling a security: (i) if the issuer's credit quality declines, (ii) if a geographic region in which the issuer's in which the fund invests are located undergoes a negative change, (iii) as a result of interest rate changes, or (iv) to enhance yield.

    The fund may maintain a portion of its assets in cash pending investment or to handle its daily cash needs, including payment of fund expenses, redemption requests and securities transactions. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in cash may either assist or hinder the fund's relative performance.

RISKS
The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the issuers, or in the case of industrial development revenue bonds, the company for whose benefit the bonds are being issued; general economic and market conditions; regional or global economic instability; and interest rate fluctuations.


    Money Market Fund Risk--The fund is a money market fund and an investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. Notwithstanding the preceding statements, fund shareholders will be guaranteed to receive $1.00 per share held as of September 19, 2008 subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in other securities.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond.

    Credit Risk--There is a possibility that the issuers of instruments in which the fund invests will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its securities and may decrease their value. Changes in the credit quality of financial institutions providing liquidity and credit enhancements could cause the fund to experience a loss and may effect its share price.

    Municipal Securities Risk--The value of, payment of interest and repayment of principal with respect to, and the ability of the fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

initiatives as well as the economics of the regions in which the issuers in which the fund invests are located. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

    Concentration Risk--Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the fund. Moreover, sizeable investments in securities issued to finance similar projects could involve an increased risk to the fund if economic or other factors adversely affect the viability of these projects.

    Foreign Credit Exposure Risk--U.S. dollar denominated securities which carry foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect the repayment of principal or the payment of interest.




    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund. In addition, the use of certain derivatives may cause the fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).


    Synthetic Municipal Securities Risk--The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.


    Leverage Risk--Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the fund to be more volatile because it may exaggerate the effect of any increase or decrease on the value of the fund's portfolio securities. There can be no assurance that the fund's leverage strategy will be successful.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager(s) will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:



----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
----------------------------------------------------------------------------------------------------------




    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------


objectives. Investment decisions for the fund are made by the investment management team at Invesco Institutional (N.A.), Inc. (Invesco Institutional).


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at An der Welle 5, 1st Floor, Frankfurt, Germany 60322, which has acted as an investment advisor since 1998.


    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional, located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. More detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, can be found in the fund's Statement of Additional Information.




ADVISOR COMPENSATION

During the fiscal year ended March 31, 2009, the advisor received compensation of 0.31% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended September 30.


OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist primarily of income (most of which is expected to be exempt from federal income taxes).


DIVIDENDS

The fund generally declares dividends from net investment income on each business day and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Because the fund is a money market fund, it does not anticipate realizing any long-term capital gains.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

SPECIAL TAX INFORMATION REGARDING THE FUND
In addition to the general tax information set forth under the heading "General Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund:

- You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax return.
- The fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.

- The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax. The fund may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to minimize investments that result in taxable dividends.

- Exempt-interest dividends from the fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
- The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.
- From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.


    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years ended 2009, 2008, 2007 and 2006 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2006 was audited by other independent registered public accountants.






                                                                                                         RATIO OF
                                                                                                         EXPENSES
                                                                                                        TO AVERAGE
                           NET ASSET               DIVIDENDS                                            NET ASSETS
                             VALUE,       NET      FROM NET    NET ASSET               NET ASSETS,   WITH FEE WAIVERS
                           BEGINNING  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES
                           OF PERIOD    INCOME      INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)      ABSORBED
---------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $1.00       $0.01(b)   $(0.01)      $1.00       1.06%       $18,838           0.98%(c)
Year ended 03/31/08           1.00        0.03       (0.03)       1.00       2.62         31,812           0.92
Year ended 03/31/07           1.00        0.03       (0.03)       1.00       2.66         38,106           1.03
Year ended 03/31/06           1.00        0.02       (0.02)       1.00       1.88         37,828           0.94
Year ended 03/31/05           1.00        0.01       (0.01)       1.00       0.72         46,914           0.80
---------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(d)        1.00        0.00(b)    (0.00)       1.00       0.27         11,169           0.94(c)(e)
---------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09           1.00        0.01(b)    (0.01)       1.00       1.14         12,647           0.90(c)
Year ended 03/31/08           1.00        0.03       (0.03)       1.00       2.72         13,959           0.82
Year ended 03/31/07           1.00        0.03       (0.03)       1.00       2.76         13,203           0.93
Year ended 03/31/06           1.00        0.02       (0.02)       1.00       1.98         14,405           0.84
Year ended 03/31/05           1.00        0.01       (0.01)       1.00       0.82         17,215           0.70
_____________________________________________________________________________________________________________________
=====================================================================================================================

                               RATIO OF
                               EXPENSES
                            TO AVERAGE NET    RATIO OF NET
                            ASSETS WITHOUT     INVESTMENT
                             FEE WAIVERS         INCOME
                           AND/OR EXPENSES     TO AVERAGE
                               ABSORBED        NET ASSETS
------------------------------------------------------------
CLASS A
Year ended 03/31/09              1.18%(c)         1.05%(c)
Year ended 03/31/08              1.07             2.58
Year ended 03/31/07              1.19             2.62
Year ended 03/31/06              1.09             1.84
Year ended 03/31/05              1.00             0.68
------------------------------------------------------------
CLASS Y
Year ended 03/31/09(d)           1.01(c)(e)       1.09(c)(e)
------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09              0.93(c)          1.13(c)
Year ended 03/31/08              0.82             2.68
Year ended 03/31/07              0.94             2.72
Year ended 03/31/06              0.84             1.94
Year ended 03/31/05              0.75             0.78
____________________________________________________________
============================================================





(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Does not include sales charges and is not annualized for periods less than one year, if applicable.


(b)    Calculated using average shares outstanding.


(c) Ratios are based on average daily net assets (000's omitted) of $24,975, $13,875 and $13,521 for Class A, Class Y, and Investor Class shares, respectively.


(d)    Commencement date of October 3, 2008.


(e)    Annualized.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each fund may offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

     CLASS A            CLASS A3           CLASS B            CLASS C            CLASS R            CLASS Y         INVESTOR CLASS
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------  -----------------
-  Initial sales   -  No initial      -  No initial      -  No initial      -  No initial      -  No initial      -  No initial
   charge which       sales charge       sales charge       sales charge       sales charge       sales charge       sales charge
   may be waived
   or reduced

-  Contingent      -  No contingent   -  Contingent      -  Contingent      -  Contingent      -  No contingent   -  No contingent
   deferred sales     deferred sales     deferred sales     deferred sales     deferred sales     deferred sales     deferred sales
   charge on          charge             charge on          charge on          charge on          charge             charge
   certain                               redemptions        redemptions        certain
   redemptions                           within six         within one         redemptions
                                         years              year(3)

-  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  No 12b-1 fee    -  12b-1 fee of
   0.25%(1)           0.25%              1.00%              1.00%(4)           0.50%                                 0.25%(1)

                   -  Does not        -  Converts to     -  Does not        -  Does not        -  Does not        -  Does not
                      convert to         Class A shares     convert to         convert to         convert to         convert to
                      Class A shares     on or about        Class A shares     Class A shares     Class A shares     Class A shares
                                         the end of the
                                         month which is
                                         at least eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of
                                         reinvested
                                         dividends and
                                         distributions
                                         (2)

-  Generally more  -  Available only  -  Available only  -  Generally more  -  Generally,      -  Generally,      -  Generally
   appropriate        for a limited      to investors       appropriate        available only     available only     closed to new
   for long-term      number of          with a total       for short-term     to employee        to investors       investors
   investors          funds              account            investors          benefit plans      who purchase
                                         balance less                                             through
                                         than $100,000.  -  Purchase                              fee-based
                                         The total          orders limited                        advisory
                                         account value      to amounts                            accounts with
                                         for this           less than                             an approved
                                         purpose            $1,000,000                            financial
                                         includes all                                             intermediary
                                         accounts                                                 or to any
                                         eligible for                                             current,
                                         Rights of                                                former or
                                         Accumulation.                                            retired
                                                                                                  trustee,
                                                                                                  director,
                                                                                                  officer or
                                                                                                  employee (or
                                                                                                  immediate
                                                                                                  family member
                                                                                                  of a current,
                                                                                                  former or
                                                                                                  retired
                                                                                                  trustee,
                                                                                                  director,
                                                                                                  officer or
                                                                                                  employee) of
                                                                                                  any AIM Fund
                                                                                                  or of Invesco
                                                                                                  Ltd. or any
                                                                                                  of its
                                                                                                  subsidiaries.

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations increased administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), no longer accepts transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class are unavailable for purchase by AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                  THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to
Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Eligible employee benefit plan, other than Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                  THE AIM FUNDS

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $   25,000        5.50%          5.82%
$ 25,000 but less than $   50,000        5.25           5.54
$ 50,000 but less than $  100,000        4.75           4.99
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $   50,000        4.75%          4.99%
$ 50,000 but less than $  100,000        4.00           4.17
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $  100,000        1.00%          1.01%
$100,000 but less than $  250,000        0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or eligible employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Eligible employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

                                  THE AIM FUNDS

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and Y redemptions may be reinvested only into Class A shares with no initial sales charge.

     This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

                                  THE AIM FUNDS

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

                                  THE AIM FUNDS

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                      INITIAL     ADDITIONAL
                                                                    INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                      PER FUND      PER FUND
---------------                                                     ----------   -----------
Asset or fee-based accounts managed by your financial advisor          None          None
Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor
   is purchasing shares through a systematic purchase plan            $   25         $25
All other accounts if the investor is purchasing shares through a
   systematic purchase plan                                               50          50
IRAs, Roth IRAs and Coverdell ESAs                                       250          25
All other accounts                                                     1,000          50

Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                              OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
                              ------------------                                   --------------------
Through a Financial Advisor   Contact your financial advisor.                      Contact your financial advisor.

By Mail                       Mail completed account application and check to      Mail your check and the remittance slip from your
                              the transfer agent, Invesco Aim Investment           confirmation statement to the transfer agent.
                              Services, Inc., P.O. Box 4739, Houston, TX           Invesco Aim does NOT accept the following types
                              77210-4739. Invesco Aim does NOT accept the          of payments: Credit Card Checks, Third Party
                              following types of payments: Credit Card Checks,     Checks, and Cash*.
                              Third Party Checks, and Cash*.

By Wire                       Mail completed account application to the transfer   Call the transfer agent to receive a reference
                              agent. Call the transfer agent at (800) 959-4246     number. Then, use the wire instructions provided
                              to receive a reference number. Then, use the wire    below.
                              instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim Investment
                              Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone                  Open your account using one of the methods           Select the Bank Account Information option on
                              described above.                                     your completed account application or complete a
                                                                                   Systematic Options and Bank Information Form.
                                                                                   Mail the application or form to the transfer
                                                                                   agent. Once the transfer agent has received the
                                                                                   form, call the transfer agent at the number below
                                                                                   to place your purchase order.

Automated Investor Line       Open your account using one of the methods           Call the Invesco Aim 24-hour Automated Investor
                              described above.                                     Line at 1-800-246-5463. You may place your order
                                                                                   after you have provided the bank instructions
                                                                                   that will be requested.

By Internet                   Open your account using one of the methods           Access your account at www.invescoaim.com. The
                              described above.                                     proper bank instructions must have been provided
                                                                                   on your account. You may not purchase shares in
                                                                                   retirement accounts on the internet.

----------
* In addition, Invesco Aim does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier's checks, official checks, bank drafts, traveler's checks, treasurer's checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per fund for all other types of accounts. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check,

                                  THE AIM FUNDS

and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary (including your retirement plan administrator).
or Other Intermediary

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone.
                              Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

----------
* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

- All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                  THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                  THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

     The Balanced-Risk Allocation Fund may invest up to 25% of its total assets in shares of its Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every regular business day. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the fund, which require, among other things, that each of the Subsidiary's portfolio investments be marked-to-market (that is, the value on the Subsidiary's books changes) each business day to reflect changes in the market value of the investment.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

                                  THE AIM FUNDS

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available with respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, for dividends derived from a fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and

                                  THE AIM FUNDS

access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and

                                  THE AIM FUNDS

Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM Tax-Exempt Cash Fund
  SEC 1940 Act file number: 811-07890
------------------------------------------------------

invescoaim.com  TEC-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]

                                                  AIM TAX-FREE INTERMEDIATE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                  July 28, 2009


AIM Tax-Free Intermediate Fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, A3 and Y shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

As of the close of business on October 30, 2002, Class A shares are closed to new investors.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       1
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          1
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     3
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVE, STRATEGIES AND
  RISKS                                       4
- - - - - - - - - - - - - - - - - - - - - - - - -
Objective and Strategies                      4
Risks                                         5
DISCLOSURE OF PORTFOLIO HOLDINGS              6
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               6
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  6
Advisor Compensation                          7
Portfolio Managers                            7
OTHER INFORMATION                             8
- - - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                 8
Dividends and Distributions                   8
Special Tax Information Regarding the
  Fund                                        8
Closure of Class A Shares                     8
FINANCIAL HIGHLIGHTS                          9
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1
Share Class Eligibility                     A-2
Distribution and Service (12b-1) Fees       A-2
Initial Sales Charges (Class A Shares
  Only)                                     A-3
Contingent Deferred Sales Charges (CDSCs)   A-4
Redemption Fees                             A-6
Purchasing Shares                           A-6
Redeeming Shares                            A-8
Exchanging Shares                           A-9
Rights Reserved by Funds                   A-11
Pricing of Shares                          A-11
Taxes                                      A-13
Payments to Financial Advisors             A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-14
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -




The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

PRIMARY INVESTMENT STRATEGIES

The fund will invest, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal debt securities that (1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. At the present time, the fund will not invest in municipal debt securities if the interest on such securities is subject to the federal alternative minimum tax.

    The fund intends to invest at least 80% of its assets in municipal debt securities determined to be of investment grade quality. Up to 20% of the fund's assets may be invested in municipal debt securities that are determined to be below investment grade quality. These types of securities are commonly known as "junk bonds."

    In selecting securities for the fund's portfolio, the portfolio managers focus on municipal securities they believe have favorable prospects for high current income.

    The portfolio managers seek to maintain a dollar-weighted average portfolio maturity for the fund of between three and ten years.

    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk           High Yield Risk              Concentration Risk                     Leverage Risk
Interest Rate Risk    Reinvestment Risk            Derivatives Risk                       Management Risk
Credit Risk           Municipal Securities Risk    Synthetic Municipal Securities Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.



                                                                                    ANNUAL
                                                                                    TOTAL
YEAR ENDED DECEMBER 31                                                             RETURNS
----------------------                                                             -------
1999............................................................................    0.09%
2000............................................................................    8.20%
2001............................................................................    4.46%
2002............................................................................    9.61%
2003............................................................................    4.21%
2004............................................................................    1.88%
2005............................................................................    0.81%
2006............................................................................    2.68%
2007............................................................................    4.28%
2008............................................................................    2.09%






    The fund's Class A shares' year-to-date total return as of June 30, 2009 was 5.26%.


    During the periods shown in the bar chart, the highest quarterly return was 4.13% (quarter ended June 30, 2002) and the lowest quarterly return was -1.90% (quarter ended June 30, 2004).

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark. The fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                  INCEPTION
(for the periods ended December 31, 2008)                        1 YEAR    5 YEARS    10 YEARS       DATE
--------------------------------------------------------------------------------------------------------------
Class A                                                                                            05/11/87
  Return Before Taxes                                              1.05%     2.13%      3.69%
  Return After Taxes on Distributions                              1.04      2.09       3.66
  Return After Taxes on Distributions and Sale of Fund Shares      2.13      2.44       3.77
Class A3(1)                                                                                        05/11/87(1)
  Return Before Taxes                                              1.93      2.05       3.45
Class Y(2)                                                                                         05/11/87(2)
  Return Before Taxes                                              2.06      2.34       3.79
--------------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index(3)                          (2.47)     2.71       4.26
Merrill Lynch 3-7 Year Municipal Index(3,4)                        5.92      3.75       4.76
Lipper Intermediate Municipal Debt Funds Index(3,5)               (2.27)     1.91       3.39
--------------------------------------------------------------------------------------------------------------




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class A3 and Y will vary.

(1) The returns shown for the one year and five year periods are the historical performance of the fund's Class A3 shares. The return shown for the ten year period is the blended return of the historical performance of the fund's Class A3 shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Class A3 shares) at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to Class A3 shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class A3 shares is October 31, 2002.

(2) The returns shown for these periods are the returns of the actual performance of the fund's Class Y shares since inception blended with the historical performance of the fund's Class A shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers or expense reimbursements applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008.


(3) The Barclays Capital Municipal Bond Index covers municipal bonds with a minimum credit rating of Baa, an outstanding par value of at least $5 million and issued as a part of a transaction of at least $50 million USD. The bonds must have been issued after December 31, 1990, and have a remaining maturity of at least one year. Effective November 3, 2008, the Lehman Brothers indices were re-branded as Barclays Capital indices. The fund has also included the Merrill Lynch 3-7 Year Municipal Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Intermediate Municipal Debt Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(4) The Merrill Lynch 3-7 Year Municipal Index is a domestic bond index that holds municipal bonds with maturities that range between three and seven years.
(5) The Lipper Intermediate Municipal Debt Funds Index is an equally weighted representation of the largest funds in the Lipper Intermediate Municipal Debt Funds category. These funds invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                           CLASS A     CLASS A3     CLASS Y
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                   1.00%       None         None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is less)                                          None        None         None
-------------------------------------------------------------------------------------------------------







ANNUAL FUND OPERATING EXPENSES(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)                      CLASS A     CLASS A3     CLASS Y(2)
---------------------------------------------------------------------------------------------------------
Management Fees                                                      0.30%       0.30%         0.30%

Distribution and/or Service (12b-1) Fees                             None        0.25          None

Other Expenses                                                       0.14        0.14          0.14

Acquired Fund Fees and Expenses                                      None        None          None

Total Annual Fund Operating Expenses                                 0.44        0.69          0.44
---------------------------------------------------------------------------------------------------------




(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in different classes the fund with the cost of investing in other mutual funds.

    The expense example assumes you:
  (i)   invest $10,000 in the fund for the time periods indicated;
  (ii)  redeem all of your shares at the end of the periods indicated;
  (iii) earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and
  (v)   incur applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).


    Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------
Class A                                $145       $240       $344       $649
Class A3                                 70        221        384        859
Class Y                                  45        141        246        555
---------------------------------------------------------------------------------




HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


In connection with the final settlement reached between Invesco Aim Advisors, Inc. and certain of its affiliates with certain regulators, including the New York Attorney General's Office, the Securities and Exchange Commission (SEC) and the Colorado Attorney General's Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco Aim Advisors, Inc. and certain of its affiliates, Invesco Aim Advisors, Inc. and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;
  - Your investment has a 5% return before expenses each year;

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.


    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.



CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.44%        0.44%        0.44%        0.44%        0.44%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.51%        8.23%       13.17%       18.33%       23.73%
End of Year Balance                     $10,351.44   $10,823.47   $11,317.02   $11,833.07   $12,372.66
Estimated Annual Expenses               $   144.55   $    46.58   $    48.71   $    50.93   $    53.25
------------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.44%        0.44%        0.44%        0.44%        0.44%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            29.37%       35.27%       41.44%       47.89%       54.63%
End of Year Balance                     $12,936.85   $13,526.77   $14,143.59   $14,788.54   $15,462.90
Estimated Annual Expenses               $    55.68   $    58.22   $    60.87   $    63.65   $    66.55
---------------------------------------------------------------------------------------------------------






CLASS A (WITHOUT FRONT END SALES
CHARGE)                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.44%        0.44%        0.44%        0.44%        0.44%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.56%        9.33%       14.31%       19.53%       24.98%
End of Year Balance                     $10,456.00   $10,932.79   $11,431.33   $11,952.60   $12,497.64
Estimated Annual Expenses               $    45.00   $    47.06   $    49.20   $    51.44   $    53.79
------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT FRONT END SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.44%        0.44%        0.44%        0.44%        0.44%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            30.68%       36.63%       42.86%       49.38%       56.19%
End of Year Balance                     $13,067.53   $13,663.41   $14,286.46   $14,937.92   $15,619.09
Estimated Annual Expenses               $    56.24   $    58.81   $    61.49   $    64.29   $    67.23
---------------------------------------------------------------------------------------------------------






CLASS A3                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.69%        0.69%        0.69%        0.69%        0.69%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.31%        8.81%       13.50%       18.39%       23.49%
End of Year Balance                     $10,431.00   $10,880.58   $11,349.53   $11,838.69   $12,348.94
Estimated Annual Expenses               $    70.49   $    73.52   $    76.69   $    80.00   $    83.45
------------------------------------------------------------------------------------------------------

CLASS A3                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.69%        0.69%        0.69%        0.69%        0.69%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            28.81%       34.36%       40.15%       46.20%       52.50%
End of Year Balance                     $12,881.18   $13,436.36   $14,015.47   $14,619.53   $15,249.64
Estimated Annual Expenses               $    87.04   $    90.80   $    94.71   $    98.79   $   103.05
---------------------------------------------------------------------------------------------------------






CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.44%        0.44%        0.44%        0.44%        0.44%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.56%        9.33%       14.31%       19.53%       24.98%
End of Year Balance                     $10,456.00   $10,932.79   $11,431.33   $11,952.60   $12,497.64
Estimated Annual Expenses               $    45.00   $    47.06   $    49.20   $    51.44   $    53.79
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.44%        0.44%        0.44%        0.44%        0.44%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            30.68%       36.63%       42.86%       49.38%       56.19%
End of Year Balance                     $13,067.53   $13,663.41   $14,286.46   $14,937.92   $15,619.09
Estimated Annual Expenses               $    56.24   $    58.81   $    61.49   $    64.29   $    67.23
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may by higher or lower than those shown.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES
The fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

    The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund will invest, normally, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in municipal debt securities that
(1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments that in judgment of the fund's advisor have economic characteristics similar to the fund's direct investments. At the present time, the fund will not invest in municipal debt securities if the interest on such securities is subject to the federal alternative minimum tax.

    The principal type of municipal debt securities purchased by the fund are municipal bonds, which include revenue bonds and general obligation bonds.

    Municipal debt securities include debt obligations of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. Municipal lease obligations, synthetic municipal securities and industrial development bonds are treated as municipal debt securities.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------


    At least 80% of the fund's assets will normally be invested in municipal debt securities that are determined to be of investment grade quality, because they meet one of the following quality criteria at the time of purchase: (1) securities rated within the four highest ratings for long-term municipal obligations by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P) or any other nationally recognized statistical rating organization (NRSRO); (2) (a) securities rated within the three highest ratings for short-term municipal obligations by Moody's, or (b) securities rated within the two highest ratings for short-term municipal obligations by S&P, or (c) securities deemed by the portfolio managers to be of comparable quality to the securities set forth in 2(a) or 2(b); (3) securities guaranteed as to payment of principal and interest by the U.S. Government; (4) securities fully collateralized by an escrow of U.S. Government or other high-quality securities; or (5) unrated securities, if (a) other municipal securities of the same issuer are rated BBB or better by an NRSRO, or (b) they are deemed by the portfolio managers to be of comparable quality.

    Up to 20% of the fund's assets may be invested in municipal debt securities that are determined to be below investment grade quality because they are rated BB or lower by an NRSRO, or are determined by a portfolio manager to be of comparable quality to such rated securities. These types of securities are commonly known as "junk bonds." The amount of the fund's investments in these types of securities varies from time to time but will not exceed more than 20% of the fund's assets.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In constructing the fund's portfolio, the portfolio managers attempt to control price volatility by purchasing bonds trading at a premium to par, which bonds generally have less price volatility than bonds trading at a discount.

    The fund will attempt to maintain a dollar-weighted average portfolio maturity of between three and ten years. The portfolio managers determine which municipal bond sectors have compelling value and what maturities are needed in order to maintain the fund's duration (a measure of the fund's price sensitivity to changes in interest rates). The portfolio managers may, from time to time, shorten or lengthen the duration of the fund's portfolio to protect principal in the event of rising or falling interest rates.

    The portfolio managers normally hold municipal bonds to maturity. The portfolio managers consider selling a security: (i) if the issuer's credit quality declines, (ii) to shorten or lengthen the fund's duration, (iii) as a result of interest rate changes, or (iv) to limit exposure to a sector or issuer.

    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.

RISKS
The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the issuers, or in the case of industrial development revenue bonds, the company for whose benefit the bonds are being issued; general economic and market conditions; regional or global economic instability; and interest rate fluctuations.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment. Revenue bonds are generally not backed by the taxing power of the issuing municipality and therefore are subject to a higher degree of credit risk than general obligation bonds.

    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times economic downturn or volatility in the capital markets.

    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.

    Municipal Securities Risk--The value of, payment of interest and repayment of principal with respect to, and the ability of the fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the fund invests are located. Municipal securities backed by current or anticipated revenues from a specific project or assets, such as revenue bonds, can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

as taxable, which could result in a decline in the security's value. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

    Concentration Risk--Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the fund. Moreover, sizeable investments in securities issued to finance similar projects could involve an increased risk to the fund if economic or other factors adversely affect the viability of these projects.


    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund. In addition, the use of certain derivatives may cause the fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).


    Synthetic Municipal Securities Risk--The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.


    Leverage Risk--Borrowing money to buy securities exposes the fund to leverage because the fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.. There can be no assurance that the fund's leverage strategy will be successful.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager(s) will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:



----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top-ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
----------------------------------------------------------------------------------------------------------




    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at An der Welle 5, 1st Floor, Frankfurt, Germany 60322, which has acted as an investment advisor since 1998.


    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction. and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. More detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, can be found in the fund's Statement of Additional Information.




ADVISOR COMPENSATION

During the fiscal year ended March 31, 2009, the advisor received compensation of 0.30% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended September 30.


PORTFOLIO MANAGERS
Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Richard Berry, Senior Portfolio Manager, who has been responsible for the fund since 1987 and has been associated with Invesco Institutional and/or its affiliates since 1987.

- Stephen Turman, Senior Portfolio Manager, who has been responsible for the fund since 1988 and has been associated with Invesco Institutional and/or its affiliates since 1985.


    More information on these portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not a part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of AIM Tax-Free Intermediate Fund are subject to the maximum 1.00% initial sales charge as listed under the heading "CATEGORY III Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income, will consist primarily of income (most of which is expected to be exempt from federal income taxes).


DIVIDENDS

The fund generally declares dividends from net investment income on each business day and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Due to 2008-2009 economic downturn, many funds have experienced capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though the fund may experience a current year loss, it may nonetheless distribute prior year capital gains. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.


SPECIAL TAX INFORMATION REGARDING THE FUND
In addition to the general tax information set forth under the heading "General Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund:

- You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax return.

- The fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.


- The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax. The fund may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.

- Exempt-interest dividends from the fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
- The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.
- From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

CLOSURE OF CLASS A SHARES
The fund discontinued public sales of its Class A shares to new investors at the close of business on October 30, 2002.

    Existing shareholders of the fund may continue to invest in Class A shares of the fund if they were invested in the Class A shares of the fund at the close of business on October 30, 2002 and remain invested in Class A shares of the fund after that date.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years ended 2009, 2008, 2007 and 2006 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2006 was audited by other independent registered public accountants.





                                                      NET GAINS
                           NET ASSET                 (LOSSES) ON                 DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET     SECURITIES (BOTH  TOTAL FROM   FROM NET      FROM NET
                           BEGINNING  INVESTMENT    REALIZED AND    INVESTMENT  INVESTMENT     REALIZED        TOTAL
                           OF PERIOD    INCOME       UNREALIZED)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $10.70      $0.48(c)      $(0.02)        $ 0.46      $(0.43)       $(0.01)        $(0.44)
Year ended 03/31/08           10.76       0.45(c)        0.02           0.47       (0.45)        (0.08)         (0.53)
Year ended 03/31/07           10.92       0.46          (0.09)          0.37       (0.48)        (0.05)         (0.53)
Year ended 03/31/06           11.21       0.47          (0.26)          0.21       (0.50)           --          (0.50)
Year ended 03/31/05           11.69       0.49          (0.49)         (0.00)      (0.48)           --          (0.48)
------------------------------------------------------------------------------------------------------------------------
CLASS A3
Year ended 03/31/09           10.70       0.46(c)       (0.02)          0.44       (0.41)        (0.01)         (0.42)
Year ended 03/31/08           10.76       0.43(c)        0.02           0.45       (0.43)        (0.08)         (0.51)
Year ended 03/31/07           10.92       0.46          (0.12)          0.34       (0.45)        (0.05)         (0.50)
Year ended 03/31/06           11.21       0.42          (0.24)          0.18       (0.47)           --          (0.47)
Year ended 03/31/05           11.69       0.43          (0.47)         (0.04)      (0.44)           --          (0.44)
------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)        10.42       0.24(c)        0.28           0.52       (0.21)        (0.01)         (0.22)
________________________________________________________________________________________________________________________
========================================================================================================================

                                                                      RATIO OF          RATIO OF
                                                                      EXPENSES          EXPENSES
                                                                     TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                                     NET ASSETS      ASSETS WITHOUT   INVESTMENT
                            NET ASSET               NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                           VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                            OF PERIOD  RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $10.72       4.44%      $116,422           0.44%(d)          0.44%(d)       4.57%(d)       22%
Year ended 03/31/08           10.70       4.50        167,381           0.48              0.48           4.18           19
Year ended 03/31/07           10.76       3.49        145,563           0.50              0.50           4.24           11
Year ended 03/31/06           10.92       1.87        194,526           0.46              0.46           4.16            9
Year ended 03/31/05           11.21      (0.01)       246,946           0.43              0.44           4.09            4
------------------------------------------------------------------------------------------------------------------------------
CLASS A3
Year ended 03/31/09           10.72       4.18        224,508           0.69(d)           0.69(d)        4.32(d)        22
Year ended 03/31/08           10.70       4.24         37,865           0.73              0.73           3.93           19
Year ended 03/31/07           10.76       3.23         38,156           0.75              0.75           3.99           11
Year ended 03/31/06           10.92       1.57        128,946           0.73              0.73           3.89            9
Year ended 03/31/05           11.21      (0.37)        97,651           0.78              0.79           3.74            4
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)        10.72       5.01         29,834           0.45(d)(f)        0.45(d)(f)     4.56(d)(f)     22
______________________________________________________________________________________________________________________________
==============================================================================================================================







(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $147,559, $122,772 and $35,512 for Class A, Class A3 and Class Y shares, respectively.


(e)    Commencement date of October 3, 2008.


(f)    Annualized.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each fund may offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

     CLASS A            CLASS A3           CLASS B            CLASS C            CLASS R            CLASS Y         INVESTOR CLASS
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------  -----------------
-  Initial sales   -  No initial      -  No initial      -  No initial      -  No initial      -  No initial      -  No initial
   charge which       sales charge       sales charge       sales charge       sales charge       sales charge       sales charge
   may be waived
   or reduced

-  Contingent      -  No contingent   -  Contingent      -  Contingent      -  Contingent      -  No contingent   -  No contingent
   deferred sales     deferred sales     deferred sales     deferred sales     deferred sales     deferred sales     deferred sales
   charge on          charge             charge on          charge on          charge on          charge             charge
   certain                               redemptions        redemptions        certain
   redemptions                           within six         within one         redemptions
                                         years              year(3)

-  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  No 12b-1 fee    -  12b-1 fee of
   0.25%(1)           0.25%              1.00%              1.00%(4)           0.50%                                 0.25%(1)

                   -  Does not        -  Converts to     -  Does not        -  Does not        -  Does not        -  Does not
                      convert to         Class A shares     convert to         convert to         convert to         convert to
                      Class A shares     on or about        Class A shares     Class A shares     Class A shares     Class A shares
                                         the end of the
                                         month which is
                                         at least eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of
                                         reinvested
                                         dividends and
                                         distributions
                                         (2)

-  Generally more  -  Available only  -  Available only  -  Generally more  -  Generally,      -  Generally,      -  Generally
   appropriate        for a limited      to investors       appropriate        available only     available only     closed to new
   for long-term      number of          with a total       for short-term     to employee        to investors       investors
   investors          funds              account            investors          benefit plans      who purchase
                                         balance less                                             through
                                         than $100,000.  -  Purchase                              fee-based
                                         The total          orders limited                        advisory
                                         account value      to amounts                            accounts with
                                         for this           less than                             an approved
                                         purpose            $1,000,000                            financial
                                         includes all                                             intermediary
                                         accounts                                                 or to any
                                         eligible for                                             current,
                                         Rights of                                                former or
                                         Accumulation.                                            retired
                                                                                                  trustee,
                                                                                                  director,
                                                                                                  officer or
                                                                                                  employee (or
                                                                                                  immediate
                                                                                                  family member
                                                                                                  of a current,
                                                                                                  former or
                                                                                                  retired
                                                                                                  trustee,
                                                                                                  director,
                                                                                                  officer or
                                                                                                  employee) of
                                                                                                  any AIM Fund
                                                                                                  or of Invesco
                                                                                                  Ltd. or any
                                                                                                  of its
                                                                                                  subsidiaries.

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations increased administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), no longer accepts transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class are unavailable for purchase by AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                  THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to
Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Eligible employee benefit plan, other than Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                  THE AIM FUNDS

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $   25,000        5.50%          5.82%
$ 25,000 but less than $   50,000        5.25           5.54
$ 50,000 but less than $  100,000        4.75           4.99
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $   50,000        4.75%          4.99%
$ 50,000 but less than $  100,000        4.00           4.17
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $  100,000        1.00%          1.01%
$100,000 but less than $  250,000        0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or eligible employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Eligible employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

                                  THE AIM FUNDS

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and Y redemptions may be reinvested only into Class A shares with no initial sales charge.

     This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

                                  THE AIM FUNDS

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

                                  THE AIM FUNDS

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                      INITIAL     ADDITIONAL
                                                                    INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                      PER FUND      PER FUND
---------------                                                     ----------   -----------
Asset or fee-based accounts managed by your financial advisor          None          None
Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor
   is purchasing shares through a systematic purchase plan            $   25         $25
All other accounts if the investor is purchasing shares through a
   systematic purchase plan                                               50          50
IRAs, Roth IRAs and Coverdell ESAs                                       250          25
All other accounts                                                     1,000          50

Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                              OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
                              ------------------                                   --------------------
Through a Financial Advisor   Contact your financial advisor.                      Contact your financial advisor.

By Mail                       Mail completed account application and check to      Mail your check and the remittance slip from your
                              the transfer agent, Invesco Aim Investment           confirmation statement to the transfer agent.
                              Services, Inc., P.O. Box 4739, Houston, TX           Invesco Aim does NOT accept the following types
                              77210-4739. Invesco Aim does NOT accept the          of payments: Credit Card Checks, Third Party
                              following types of payments: Credit Card Checks,     Checks, and Cash*.
                              Third Party Checks, and Cash*.

By Wire                       Mail completed account application to the transfer   Call the transfer agent to receive a reference
                              agent. Call the transfer agent at (800) 959-4246     number. Then, use the wire instructions provided
                              to receive a reference number. Then, use the wire    below.
                              instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim Investment
                              Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone                  Open your account using one of the methods           Select the Bank Account Information option on
                              described above.                                     your completed account application or complete a
                                                                                   Systematic Options and Bank Information Form.
                                                                                   Mail the application or form to the transfer
                                                                                   agent. Once the transfer agent has received the
                                                                                   form, call the transfer agent at the number below
                                                                                   to place your purchase order.

Automated Investor Line       Open your account using one of the methods           Call the Invesco Aim 24-hour Automated Investor
                              described above.                                     Line at 1-800-246-5463. You may place your order
                                                                                   after you have provided the bank instructions
                                                                                   that will be requested.

By Internet                   Open your account using one of the methods           Access your account at www.invescoaim.com. The
                              described above.                                     proper bank instructions must have been provided
                                                                                   on your account. You may not purchase shares in
                                                                                   retirement accounts on the internet.

----------
* In addition, Invesco Aim does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier's checks, official checks, bank drafts, traveler's checks, treasurer's checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per fund for all other types of accounts. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check,

                                  THE AIM FUNDS

and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary (including your retirement plan administrator).
or Other Intermediary

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone.
                              Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

----------
* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

- All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                  THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                  THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

     The Balanced-Risk Allocation Fund may invest up to 25% of its total assets in shares of its Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every regular business day. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the fund, which require, among other things, that each of the Subsidiary's portfolio investments be marked-to-market (that is, the value on the Subsidiary's books changes) each business day to reflect changes in the market value of the investment.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

                                  THE AIM FUNDS

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available with respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, for dividends derived from a fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and

                                  THE AIM FUNDS

access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and

                                  THE AIM FUNDS

Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database, on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


------------------------------------------------------
  AIM Tax-Free Intermediate Fund
  SEC 1940 Act file number: 811-07890
------------------------------------------------------

invescoaim.com  TFI-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]

                                                  AIM HIGH INCOME MUNICIPAL FUND
                                                  AIM TAX-FREE INTERMEDIATE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                  July 28, 2009


INSTITUTIONAL CLASSES

AIM High Income Municipal Fund's investment objective is to achieve a high level of current income that is exempt from federal income taxes.

AIM Tax-Free Intermediate Fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the funds:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.


AIM High Income Municipal Fund may, in the future, limit public sales of its shares to certain investors.

                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
AIM High Income Municipal Fund                1
AIM Tax-Free Intermediate Fund                1
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     4
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                       5
- - - - - - - - - - - - - - - - - - - - - - - - -
OBJECTIVES AND STRATEGIES                     5
High Income Municipal                         5
Tax-Free Intermediate                         6
RISKS                                         7
High Income Municipal                         7
Tax-Free Intermediate                         8
DISCLOSURE OF PORTFOLIO HOLDINGS             10
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                              10
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                 10
Advisor Compensation                         11
Portfolio Managers                           11
OTHER INFORMATION                            11
- - - - - - - - - - - - - - - - - - - - - - - - -
Dividends and Distributions                  11
Limited Fund Offering (High Income
  Municipal)                                 12
Suitability for Investors                    12
Special Tax Information Regarding the
  Funds                                      12
FINANCIAL HIGHLIGHTS                         13
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchasing Shares                           A-1
Redeeming Shares                            A-1
Exchanging Shares                           A-3
Rights Reserved by the Funds                A-3
Payments to Financial Advisors              A-3
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures               A-4
Pricing of Shares                           A-5
Taxes                                       A-6
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

AIM HIGH INCOME MUNICIPAL FUND (HIGH INCOME MUNICIPAL)


INVESTMENT OBJECTIVE

The fund's investment objective is to achieve a high level of current income that is exempt from federal income taxes.

PRIMARY INVESTMENT STRATEGIES

The fund will invest, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal debt securities that (1) pay interest which is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax.

    The fund invests, normally, at least 80% of its assets in municipal debt securities that are rated BBB/Baa or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are deemed by the portfolio managers to be of comparable quality to such rated securities. The fund may invest all of its assets in debt securities that are rated BB/Ba or lower by an NRSRO, or are determined by the portfolio managers to be of comparable quality to such rated securities. It may also invest up to 10% of its assets in defaulted securities. Securities rated BB/Ba or lower are below investment grade quality and are commonly known as "junk bonds." The portfolio managers seek to maintain an average credit quality of BB/Ba on the fund's portfolio.

    In selecting securities for the fund's portfolio, the portfolio managers focus on municipal securities they believe have favorable prospects for high current income.

    Please see "Investment Objectives, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk           High Yield Risk              Concentration Risk           Synthetic Municipal Securities Risk
Interest Rate Risk    Reinvestment Risk            Defaulted Securities Risk    Leverage Risk
Credit Risk           Municipal Securities Risk    Derivatives Risk             Management Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

AIM TAX-FREE INTERMEDIATE FUND (TAX-FREE INTERMEDIATE)


INVESTMENT OBJECTIVE

The fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

PRIMARY INVESTMENT STRATEGIES

The fund will invest, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal debt securities that (1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. At the present time, the fund will not invest in municipal debt securities if the interest on such securities is subject to the federal alternative minimum tax.

    The fund intends to invest at least 80% of its assets in municipal debt securities determined to be of investment grade quality. Up to 20% of the fund's assets may be invested in municipal debt securities that are determined to be below investment grade quality. These types of securities are commonly known as "junk bonds."

    In selecting securities for the fund's portfolio, the portfolio managers focus on municipal securities they believe have favorable prospects for high current income.

    The portfolio managers seek to maintain a dollar-weighted average portfolio maturity for the fund of between three and ten years.

    Please see "Investment Objectives, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk           High Yield Risk              Concentration Risk                     Leverage Risk
Interest Rate Risk    Reinvestment Risk            Derivatives Risk                       Management Risk
Credit Risk           Municipal Securities Risk    Synthetic Municipal Securities Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each fund. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar charts show changes in the performance of each fund's Institutional Class shares. Institutional Class shares are not subject to front-end or back-end sales loads.

HIGH INCOME MUNICIPAL--INSTITUTIONAL CLASS




                                                                     ANNUAL
YEAR ENDED                                                           TOTAL
DECEMBER 31                                                         RETURNS
-----------                                                         -------
2007.............................................................    -2.69%
2008.............................................................   -23.36%





---------------------



TAX-FREE INTERMEDIATE--INSTITUTIONAL CLASS




                                                                     ANNUAL
YEAR ENDED                                                           TOTAL
DECEMBER 31                                                         RETURNS
-----------                                                         -------
2005.............................................................    0.83%
2006.............................................................    2.73%
2007.............................................................    4.06%
2008.............................................................    2.12%







    The funds' year-to-date total returns as of June 30, 2009, were as follows:




High Income Municipal--Institutional Class                           15.25%
Tax-Free Intermediate--Institutional Class                            5.14%







    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:


FUND
                                         HIGHEST QUARTERLY RETURN             LOWEST QUARTERLY RETURN
                                              (QUARTER ENDED)                     (QUARTER ENDED)
--------------------------------------------------------------------------------------------------------
High Income
  Municipal--Institutional Class       1.29%   (June 30, 2008)             -18.81%   (December 31, 2008)
Tax-Free
  Intermediate--Institutional Class    1.79%   (September 30, 2006)         -0.94%   (March 31, 2005)
--------------------------------------------------------------------------------------------------------


                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE


The following performance table compares the funds' performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark. The benchmarks may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the funds may deviate significantly from the performance of the benchmarks shown below.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                  INCEPTION
(for the periods ended December 31, 2008)                        1 YEAR    5 YEARS    10 YEARS       DATE
--------------------------------------------------------------------------------------------------------------
High Income Municipal--Institutional Class(1)                                                      01/02/98(1)
  Return Before Taxes                                            (23.36)%   (1.39)%     0.81%
  Return After Taxes on Distributions                            (23.36)    (1.39)      0.81
  Return After Taxes on Distributions and Sale of Fund Shares    (13.21)    (0.14)      1.64
--------------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index(2)                          (2.47)     2.71       4.26
Barclays Capital High Yield Municipal Bond Index(3,4)            (27.01)    (1.07)      1.76
Lipper High Yield Municipal Debt Funds Index(3,5)                (27.50)    (3.11)      0.15
--------------------------------------------------------------------------------------------------------------
Tax-Free Intermediate--Institutional Class(6)                                                      05/11/87(6)
  Return Before Taxes                                              2.12      2.32       3.78%
  Return After Taxes on Distributions                              2.11      2.21       3.72
  Return After Taxes on Distributions and Sale of Fund Shares      2.81      2.53       3.82
--------------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index(2)                          (2.47)     2.71       4.26
Merrill Lynch 3-7 Year Municipal Index(7,8)                        5.92      3.75       4.76
Lipper Intermediate Municipal Debt Funds Index(7,9)               (2.27)     1.91       3.39
--------------------------------------------------------------------------------------------------------------




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(1) The return shown for the one year period is the historical performance of the fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Institutional Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to inception of the Institutional Class shares) at net asset value. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Institutional Class shares is July 31, 2006.


(2) The Barclays Capital Municipal Bond Index covers municipal bonds with a minimum credit rating of Baa, an outstanding par value of at least $5 million and issued as a part of a transaction of at least $50 million USD. The bonds must have been issued after December 31, 1990, and have a remaining maturity of at least one year. Effective November 3, 2008, the Lehman Brothers indices were re-branded as Barclays Capital indices.


(3) The fund has also included the Barclays Capital High Yield Municipal Bond Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper High Yield Municipal Debt Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(4) The Barclays Capital High Yield Municipal Bond Index includes bonds that are non-rated or rated Ba1 or below. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must have been issued after December 31, 1990 and must be at least one year from their maturity date.


(5) The Lipper High Yield Municipal Debt Funds Index is an equally weighted representation of the largest funds in the Lipper High Yield Municipal Debt Funds category. These funds invest at least 50% of their assets in lower rated municipal debt issues.


(6) The return shown for the one year period is the historical performance of the fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Institutional Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at the net asset value. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Institutional Class shares is July 30, 2004.


(7) The fund has also included the Merrill Lynch 3-7 Year Municipal Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Intermediate Municipal Debt Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(8) The Merrill Lynch 3-7 Year Municipal Index is a domestic bond index that holds municipal bonds with maturities that range between three and seven years.


(9) The Lipper Intermediate Municipal Debt Funds Index is an equally weighted representation of the largest funds in the Lipper Intermediate Municipal Debt Funds category. These funds invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                   HIGH INCOME            TAX-FREE
(fees paid directly from your investment)                           MUNICIPAL           INTERMEDIATE
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                    None                 None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is less)                                           None                 None
---------------------------------------------------------------------------------------------------------





ANNUAL FUND OPERATING EXPENSES(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                   HIGH INCOME            TAX-FREE
(expenses that are deducted from fund assets)                       MUNICIPAL           INTERMEDIATE
---------------------------------------------------------------------------------------------------------
Management Fees                                                        0.59%                0.30%

Distribution and/or Service (12b-1) Fees                               None                 None

Other Expenses                                                         0.17                 0.20

Acquired Fund Fees and Expenses                                        None                 None

Total Annual Fund Operating Expenses(2)                                0.76                 0.50
---------------------------------------------------------------------------------------------------------




(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) Effective March 4, 2009, High Income Municipal's investment advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Institutional Class shares of High Income Municipal to 0.55% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.



    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in different classes the funds with the cost of investing in other mutual funds.

    The expense example assumes you:
  (i)   invest $10,000 in the fund for the time periods indicated;
  (ii)  redeem all of your shares at the end of the periods indicated;
  (iii) earn a 5% return on your investment before operating expenses each year; and
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).



    Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
High Income Municipal                    $78       $243       $422       $942
Tax-Free Intermediate                     51        160        280        628
----------------------------------------------------------------------------------


                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
-------------------------------------------------------------------------------

In connection with the final settlement reached between Invesco Aim Advisors, Inc. and certain of its affiliates with certain regulators, including the New York Attorney General's Office, the Securities and Exchange Commission (SEC) and the Colorado Attorney General's Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco Aim Advisors, Inc. and certain of its affiliates, Invesco Aim Advisors, Inc. and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in a fund and hold it for the entire 10-year period; and

  - Your investment has a 5% return before expenses each year.


    There is no assurance that the annual expense ratio will be the expense ratio for the funds' Institutional Classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.



HIGH INCOME
MUNICIPAL -- INSTITUTIONAL CLASS          YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.76%        0.76%        0.76%        0.76%        0.76%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.24%        8.66%       13.27%       18.07%       23.08%
End of Year Balance                     $10,424.00   $10,865.98   $11,326.70   $11,806.95   $12,307.56
Estimated Annual Expenses               $    77.61   $    80.90   $    84.33   $    87.91   $    91.64
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HIGH INCOME
MUNICIPAL -- INSTITUTIONAL CLASS          YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.76%        0.76%        0.76%        0.76%        0.76%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            28.29%       33.73%       39.40%       45.31%       51.48%
End of Year Balance                     $12,829.40   $13,373.37   $13,940.40   $14,531.47   $15,147.61
Estimated Annual Expenses               $    95.52   $    99.57   $   103.79   $   108.19   $   112.78
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TAX-FREE
INTERMEDIATE -- INSTITUTIONAL CLASS       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.50%        0.50%        0.50%        0.50%        0.50%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.50%        9.20%       14.12%       19.25%       24.62%
End of Year Balance                     $10,450.00   $10,920.25   $11,411.66   $11,925.19   $12,461.82
Estimated Annual Expenses               $    51.13   $    53.43   $    55.83   $    58.34   $    60.97
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TAX-FREE
INTERMEDIATE -- INSTITUTIONAL CLASS       YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.50%        0.50%        0.50%        0.50%        0.50%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            30.23%       36.09%       42.21%       48.61%       55.30%
End of Year Balance                     $13,022.60   $13,608.62   $14,221.01   $14,860.95   $15,529.69
Estimated Annual Expenses               $    63.71   $    66.58   $    69.57   $    72.70   $    75.98
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(1) Your actual expenses may be higher or lower than those shown.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES

HIGH INCOME MUNICIPAL

The fund's investment objective is to achieve a high level of current income that is exempt from federal income taxes. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its investment objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal debt securities that (1) pay interest which is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. The fund may invest up to 20% of its total assets in taxable securities.

    The principal type of municipal debt securities purchased by the fund are municipal bonds, which include revenue bonds and general obligation bonds.

    Municipal debt securities include debt obligations of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. Synthetic municipal securities, which include variable rate instruments that are created when fixed rate bonds are coupled with a third party tender feature and variable tender fees are treated as municipal debt securities. Other securities held by the fund may be structured with demand features which have the effect of shortening the security's maturity.

    The fund invests, normally, at least 80% of its assets in municipal debt securities that are rated BBB/Baa or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are deemed by the portfolio managers to be of comparable quality to such rated securities. The fund may invest all of its assets in debt securities that are rated BB/Ba or lower by an NRSRO, or are determined by the portfolio managers to be of comparable quality to such rated securities. It may also invest up to 10% of its assets in defaulted securities. Securities rated BB/Ba or lower are below investment grade quality and are commonly known as "junk bonds." The portfolio managers seek to maintain an average credit quality of BB/Ba on the fund's portfolio.

                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
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    The fund may invest 25% or more of its assets in municipal securities issued by entities having similar characteristics, such as (a) securities the issuers of which are located in the same geographic area or securities where issuers' interest obligations are paid from revenues of similar projects, or (b) industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds or hospital bonds. The fund may not, however, invest 25% or more of its total assets in industrial development revenue bonds, including pollution control revenue bonds, issued for companies in the same industry. The fund may, but does not currently intend to, invest 25% or more of its total assets in securities whose issuers are located in any of the following states: Arizona, California, Colorado, Connecticut, Florida, Illinois, Michigan, Massachusetts, New Hampshire, New Jersey, New York, Ohio, Pennsylvania and Texas.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers generally take a buy and hold approach while focusing on municipal securities they believe have favorable prospects for high current income. Many of the municipal securities in which the fund invests, such as revenue bonds, are typically issued by a public authority and the proceeds from such securities are used to build or renovate a specific project, such as an airport, a toll road, water and sewer works, hospitals or housing. The proceeds from the project--such as rents, tolls or user fees--are used to pay interest and principal on the municipal securities. Another type of municipal security in which the fund invests in are general obligation bonds. These bonds are repaid from a municipality's general revenues and are generally backed by the full faith and credit of the municipal issuer.

    In selecting securities for the fund's portfolio, the portfolio managers initially focus on experienced project managers, as well as projects that the portfolio managers believe make good economic and business sense. Prior to investing in a municipal security, the portfolio managers and/or fund analysts generally: (i) review the industry and project financial statements, (ii) perform site visits to talk with management about the project and facility,
(iii) review independent appraisals of the project, (iv) review environmental and feasibility studies on the project, and (v) conduct cash flow analysis. Before purchasing a municipal security upon its initial issuance, the portfolio managers or analysts may negotiate key terms, such as calls and loan covenants, credit basis, and a fair price (coupon) for the municipal security. Following an investment in a municipal security, the portfolio managers or analysts normally maintain phone contact with project managers, make periodic site visits to determine it the project is likely to reach its goals, and review monthly and quarterly statements.

    The portfolio managers consider selling a security: (i) if the issuer's credit quality declines, (ii) if the outlook for a project undergoes a negative change, (iii) to shorten or lengthen the fund's duration (a measure of the fund's price sensitivity to changes in interest rates), (iv) as a result of interest rate changes, or (v) to limit exposure to a sector or issuer.

    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.

TAX-FREE INTERMEDIATE

The fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund will invest, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal debt securities that (1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments that in the judgment of the fund's advisor have economic characteristics similar to the fund's direct investments. At the present time, the fund will not invest in municipal debt securities if the interest on such securities is subject to the federal alternative minimum tax.

    The principal type of municipal debt securities purchased by the fund are municipal bonds, which include revenue bonds and general obligation bonds.

    Municipal debt securities include debt obligations of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. Municipal lease obligations, synthetic municipal securities and industrial development bonds are treated as municipal debt securities.

    At least 80% of the fund's assets will normally be invested in municipal debt securities that are determined to be of investment grade quality, because they meet one of the following quality criteria at the time of purchase: (1) securities rated within the four highest ratings for long-term municipal obligations by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P) or any other nationally recognized statistical rating organization (NRSRO); (2) (a) securities rated within the three highest ratings for short-term municipal obligations by Moody's, or (b) securities rated within the two highest ratings for short-term municipal obligations by S&P, or (c) securities deemed by the portfolio managers to be of comparable quality to the securities set forth in 2(a) or 2(b); (3) securities guaranteed as to payment of principal and

                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


interest by the U.S. Government; (4) securities fully collateralized by an escrow of U.S. Government or other high-quality securities; or (5) unrated securities, if (a) other municipal securities of the same issuer are rated BBB or better by an NRSRO, or (b) they are deemed by the portfolio managers to be of comparable quality.

    Up to 20% of the fund's assets may be invested in municipal debt securities that are determined to be below investment grade quality because they are rated BB or lower by an NRSRO, or are determined by a portfolio manager to be of comparable quality to such rated securities. These types of securities are commonly known as "junk bonds." The amount of the fund's investments in these types of securities varies from time to time but will not exceed more than 20% of the fund's assets.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In constructing the fund's portfolio, the portfolio managers attempt to control price volatility by purchasing bonds trading at a premium to par, which bonds generally have less price volatility than bonds trading at a discount.

    The fund will attempt to maintain a dollar-weighted average portfolio maturity of between three and ten years. The portfolio managers determine which municipal bond sectors have compelling value and what maturities are needed in order to maintain the fund's duration (a measure of the fund's price sensitivity to changes in interest rates). The portfolio managers may, from time to time, shorten or lengthen the duration of the fund's portfolio to protect principal in the event of rising or falling interest rates.

    The portfolio managers normally hold municipal bonds to maturity. The portfolio managers consider selling a security: (i) if the issuer's credit quality declines, (ii) to shorten or lengthen the fund's duration, (iii) as a result of interest rate changes, or (iv) to limit exposure to a sector or issuer.

    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.

RISKS

HIGH INCOME MUNICIPAL

The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the issuers, or in the case of industrial development revenue bonds, the company for whose benefit the bonds are being issued; general economic and market conditions; regional or global economic instability; and interest rate fluctuations.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment. Revenue bonds are generally not backed by the taxing power of the issuing municipality and therefore are subject to a higher degree of credit risk than general obligation bonds.

    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times economic downturn or volatility in the capital markets.

    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.

    Municipal Securities Risk--The value of, payment of interest and repayment of principal with respect to, and the ability of the fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the fund invests are located. Municipal securities backed by current or anticipated revenues from a specific project or assets, such as revenue bonds, can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service

                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security's value. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

    Concentration Risk--Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the fund. Moreover, sizeable investments in securities issued to finance similar projects could involve an increased risk to the fund if economic or other factors adversely affect the viability of these projects.

    Defaulted Securities Risk--The fund may invest in securities where the issuer has defaulted on the payment of interest and/or principal. Defaulted securities are speculative and involve substantial risks. Generally, the fund will invest in defaulted securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. There can be no assurance that the fund will achieve these returns or that the issuer will make an exchange offer. The fund will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.


    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund. In addition, the use of certain derivatives may cause the fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).



    Synthetic Municipal Securities Risk--The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.



    Leverage Risk--Borrowing money to buy securities exposes the fund to leverage because the fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities. There can be no assurance that the fund's leverage strategy will be successful.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager(s) will produce the desired results.

TAX-FREE INTERMEDIATE

The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the issuers, or in the case of industrial development revenue bonds, the company for whose benefit the bonds are being issued; general economic and market conditions; regional or global economic instability; and interest rate fluctuations.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment. Revenue bonds are generally not backed by the taxing power of the issuing municipality and therefore are subject to a higher degree of credit risk than general obligation bonds.

                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------



    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times economic downturn or volatility in the capital markets.

    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.

    Municipal Securities Risk--The value of, payment of interest and repayment of principal with respect to, and the ability of the fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the fund invests are located. Municipal securities backed by current or anticipated revenues from a specific project or assets, such as revenue bonds, can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security's value. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

    Concentration Risk--Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the fund. Moreover, sizeable investments in securities issued to finance similar projects could involve an increased risk to the fund if economic or other factors adversely affect the viability of these projects.


    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund. In addition, the use of certain derivatives may cause the fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).


    Synthetic Municipal Securities Risk--The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.


    Leverage Risk--Borrowing money to buy securities exposes the fund to leverage because the fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. Leveraging may cause the fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities. There can be no assurance that the fund's leverage strategy will be successful.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager(s) will produce the desired results.

                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the funds' first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.invescoaim.com. To reach this information, access the funds' overview page on the website. Links to the following fund information are located in the upper right side of this website page:



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                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
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 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
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 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
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    A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the funds' investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the funds' day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at An der Welle 5, 1st Floor, Frankfurt, Germany 60322, which has acted as an investment advisor since 1998.


    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the funds' investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction. and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

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                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. More detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, can be found in the fund's Statement of Additional Information.




ADVISOR COMPENSATION

During the fiscal year ended March 31, 2009, the advisor received compensation of 0.35% and 0.30%, respectively, of High Income Municipal's and Tax-Free Intermediate's average daily net assets, after fee waivers and/or expense reimbursement, if any.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment sub-advisory agreements of each fund is available in each fund's most recent report to shareholders for the six-month period ended September 30.


PORTFOLIO MANAGERS
Investment decisions for the funds are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of each fund's portfolio:

HIGH INCOME MUNICIPAL

- Franklin Ruben, (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with Invesco Institutional and/or its affiliates since 1997. As lead manager, Mr. Ruben generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Ruben may perform these functions, and the nature of these functions, may change from time to time.

- Gerard Pollard, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Institutional and/or its affiliates since 1998.


TAX-FREE INTERMEDIATE

- Richard Berry, Senior Portfolio Manager, who has been responsible for the fund since 1987 and has been associated with Invesco Institutional and/or its affiliates since 1987.

- Stephen Turman, Senior Portfolio Manager, who has been responsible for the fund since 1988 and has been associated with Invesco Institutional and/or its affiliates since 1985.


ALL FUNDS

More information on these portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not a part of this prospectus.

    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in the funds, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each fund expects, based on its investment objectives and strategies, that its income will consist primarily of income (most of which is expected to be exempt from federal income taxes).


DIVIDENDS

The funds generally declare dividends from net investment income on each business day and pay dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains (net of any capital loss carryovers), if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Due to 2008-2009 economic downturn, many funds have experienced capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though the fund may experience a current year loss, it may nonetheless distribute prior year capital gains. Capital gains distributions may vary considerably from year to year as a result of a fund's normal investment activities and cash flows.

                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



LIMITED FUND OFFERING (HIGH INCOME MUNICIPAL)


Due to the limited availability of certain municipal securities that met the portfolio managers' investment process for the fund, the fund limited public sales of its shares to new investors, effective as of the close of business on September 21, 2007. The advisor determined there was an ample supply of the types of securities in which the fund invests to permit a limited reopening of the fund commencing with the start of business on March 3, 2008, and scheduled to close when the fund reaches $800 million in assets. The advisor has determined that there is currently an ample supply of the types of securities in which the fund invests to permit the fund to remain open to all investors. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.



    The fund may, in the future, limit public sales of its shares to certain investors.




SUITABILITY FOR INVESTORS


The Institutional Class of the funds are intended for use by institutional investors. Shares of the Institutional Class of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, corporations investing for their own accounts, defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or
(c) of the Internal Revenue Code (the "Code") (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, funds of funds or other pooled investment vehicles, and the minimum initial investment requirement for all other investors for which the Institutional Class of the fund is available is $1 million.



    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutional investors can invest in a portfolio of securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.


SPECIAL TAX INFORMATION REGARDING THE FUNDS

In addition to the general tax information set forth under the heading "General Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the funds:

- You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax return.


- The fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.



- The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax. The fund may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.


- Exempt-interest dividends from the fund are taken into account when determining the taxable portion of your social security of railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.


- The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.



- From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

                  ---------------------------------------------
                  HIGH INCOME MUNICIPAL - TAX-FREE INTERMEDIATE
                  ---------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years ended 2009, 2008, 2007 and 2006 has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in each fund's annual report, which is available upon request. Information prior to fiscal year 2006 was audited by other independent registered public accountants.





                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL
                           OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(a)
--------------------------------------------------------------------------------------------------------------
HIGH INCOME MUNICIPAL FUND -- INSTITUTIONAL CLASS
Year ended 03/31/09          $8.20       $0.47(c)     $(1.75)      $(1.28)     $(0.46)      $6.46      (15.99)%
Year ended 03/31/08           9.16        0.47         (0.96)       (0.49)      (0.47)       8.20       (5.56)
Year ended 03/31/07(e)        8.98        0.32          0.17         0.49       (0.31)       9.16        5.53
______________________________________________________________________________________________________________
==============================================================================================================

                                               RATIO OF          RATIO OF
                                               EXPENSES          EXPENSES
                                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                             NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                           (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
-------------------------------------------------------------------------------------------------------
HIGH INCOME MUNICIPAL FUND -- INSTITUTIONAL CLASS
Year ended 03/31/09            $50,807           0.50%(d)          0.76%(d)       6.32%(d)       22%
Year ended 03/31/08             90,096           0.45              0.75           5.38           23
Year ended 03/31/07(e)          51,501           0.40(f)           0.77(f)        5.24(f)        10
_______________________________________________________________________________________________________
=======================================================================================================







(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d)    Ratios are based on average daily net assets (000's omitted) of $78,965.


(e)    Commencement date of July 31, 2006.


(f)    Annualized.





                                                    NET GAINS
                                                   (LOSSES) ON
                           NET ASSET               SECURITIES                DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH     TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT  REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    INCOME     UNREALIZED)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
--------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INTERMEDIATE FUND -- INSTITUTIONAL CLASS
Year ended 03/31/09          $10.69      $0.48(c)    $(0.03)       $0.45      $(0.43)       $(0.01)        $(0.44)      $10.70
Year ended 03/31/08           10.75       0.45(c)      0.02         0.47       (0.45)        (0.08)         (0.53)       10.69
Year ended 03/31/07           10.92       0.46        (0.10)        0.36       (0.48)        (0.05)         (0.53)       10.75
Year ended 03/31/06           11.21       0.45        (0.24)        0.21       (0.50)           --          (0.50)       10.92
Year ended 03/31/05(e)        11.40       0.32        (0.19)        0.13       (0.32)           --          (0.32)       11.21
________________________________________________________________________________________________________________________________
================================================================================================================================

                                                          RATIO OF          RATIO OF
                                                          EXPENSES          EXPENSES
                                                         TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                         NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                        NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                             TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                           RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
------------------------------------------------------------------------------------------------------------------
TAX-FREE INTERMEDIATE FUND -- INSTITUTIONAL CLASS
Year ended 03/31/09           4.28%       $ 2,344           0.50%(d)          0.50%(d)       4.51%(d)       22%
Year ended 03/31/08           4.46            879           0.53              0.53           4.13           19
Year ended 03/31/07           3.43          3,215           0.52              0.52           4.22           11
Year ended 03/31/06           1.91         46,992           0.41              0.41           4.21            9
Year ended 03/31/05(e)        1.13         32,779           0.42(f)           0.43(f)        4.10(f)         4
__________________________________________________________________________________________________________________
==================================================================================================================





(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d)    Ratios are based on average daily net assets (000's omitted) of $1,232.


(e)    Commencement date of July 30, 2004.


(f)    Annualized.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds. The following information is about the Institutional Classes of these funds, which are offered to certain eligible institutional investors.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

MINIMUM INVESTMENTS

The minimum investments for Institutional Class accounts are as follows:

                                                              INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                             INVESTMENTS   INVESTMENTS
---------------                                             -----------   -----------
Defined Benefit Plans, Platform Sponsors (with at least
   $100 million in combined defined contribution and
   defined benefit assets) for Defined Contribution
   Plans, or Funds of Funds or other Pooled Investment
   Vehicles                                                 $        0     no minimum
Banks and Trust Companies acting in a fiduciary or
   similar capacity, Collective and Common Trust Funds,
   Banks, Trust Companies, Broker-Dealers or Corporations
   acting for their own account or Foundations and
   Endowments                                                1 million     no minimum
Defined Contribution Plans not meeting the above criteria   10 million     no minimum

HOW TO PURCHASE SHARES

PURCHASE OPTIONS

                              OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
                              ------------------                                   --------------------
Through a Financial           Contact your financial advisor or intermediary.      Contact your financial advisor or intermediary.
Advisor or other              The financial advisor or intermediary should mail
Intermediary                  your completed account application to the transfer
                              agent,
                              Invesco Aim Investment Services, Inc.,
                              P.O. Box 0843,
                              Houston, TX 77210-0843.
                              The financial advisor or intermediary should call
                              the transfer agent at (800) 659-1005 to receive a
                              reference number.
                              Then, use the following wire instructions:

                              Beneficiary Bank
                              ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366732
                              Beneficiary Account Name: Invesco Aim Investment
                              Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone and Wire         Open your account through a financial advisor or     Call the transfer agent at (800) 659-1005 and
                              intermediary as described above.                     wire payment for your purchase order in
                                                                                   accordance with the wire instructions listed
                                                                                   above.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

REDEEMING SHARES

HOW TO REDEEM SHARES

Through a Financial           Contact your financial advisor or intermediary (including your retirement plan administrator).
Advisor or Other              Redemption proceeds will be sent in accordance with the wire instructions specified in the account
Intermediary                  application provided to the transfer agent. The transfer agent must receive your financial advisor's or intermediary's call before the close of the customary trading session of the New York Stock
                              Exchange (NYSE) on days the NYSE is open for business in order to effect the redemption at that day's closing price.

By Telephone                  A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day's closing price.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the Securities and Exchange Commission (SEC) declares an emergency or normal trading is halted on the NYSE.

     If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

     We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM China Fund
AIM Developing Markets Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") will provide you with notice of such modification or termination if it is required to do so by law.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.

- Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

- If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agent reserves the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Suspend, change or withdraw all or any part of the offering made by this Prospectus.

PAYMENTS TO FINANCIAL ADVISORS

Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the fund on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's

                       THE AIM FUNDS - INSTITUTIONAL CLASS

management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the funds' Boards of Trustees (collectively, the Board).

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they

                       THE AIM FUNDS - INSTITUTIONAL CLASS

believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year, or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. For more information on this redemption fee, see "Redeeming Shares--Redemption Fees" section of this prospectus.

     The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading

                       THE AIM FUNDS - INSTITUTIONAL CLASS

characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim Valuation Committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

     For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each fund's portfolio securities transactions are recorded no later than the first business day following the trade date.

     The Balanced-Risk Allocation Fund may invest up to 25% of its total assets in shares of its Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every regular business day. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the fund, which require, among other things, that each of the Subsidiary's portfolio investments be marked-to-market (that is, the value on the Subsidiary's books changes) each business day to reflect changes in the market value of the investment.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

                       THE AIM FUNDS - INSTITUTIONAL CLASS

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available with respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, for dividends derived from a fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about each fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the funds' investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. Each fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about the funds, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of each fund's SAI, financial reports, each fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database, on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM High Income Municipal Fund
  AIM Tax-Free Intermediate Fund
  SEC 1940 Act file number: 811-07890
------------------------------------------------------

invescoaim.com  ATEF-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                              AIM TAX-EXEMPT FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY, THE "FUNDS") OF AIM TAX-EXEMPT FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING
TO:

                      INVESCO AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246
                     OR ON THE INTERNET: WWW.INVESCOAIM.COM

                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED JULY 28, 2009, RELATES TO THE CLASS A, CLASS A3, CLASS B, CLASS C, CLASS Y AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:



             FUND                                                DATED
             ----                                                -----
AIM HIGH INCOME MUNICIPAL FUND                               JULY 28, 2009
AIM TAX-EXEMPT CASH FUND                                     JULY 28, 2009
AIM TAX-FREE INTERMEDIATE FUND                               JULY 28, 2009



THIS STATEMENT OF ADDITIONAL INFORMATION, DATED JULY 28, 2009, ALSO RELATES TO THE INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUS:



             FUND                                                DATED
             ----                                                -----
AIM HIGH INCOME MUNICIPAL FUND                               JULY 28, 2009
AIM TAX-FREE INTERMEDIATE FUND                               JULY 28, 2009

                              AIM TAX-EXEMPT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST......................................      1
   Fund History..........................................................      1
   Shares of Beneficial Interest.........................................      1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.................      3
   Classification........................................................      3
   Investment Strategies and Risks.......................................      3
      Exchange-Traded Funds..............................................      4
      Debt Investments...................................................      4
      Other Investments..................................................     12
      Investment Techniques..............................................     14
      Derivatives........................................................     19
      Diversification Requirements - AIM Tax-Exempt Cash Fund............     25
   Fund Policies.........................................................     25
   Temporary Defensive Positions.........................................     28
   Portfolio Turnover....................................................     28
   Policies and Procedures for Disclosure of Fund Holdings...............     28
MANAGEMENT OF THE TRUST..................................................     31
   Board of Trustees.....................................................     31
   Management Information................................................     31
      Trustee Ownership of Fund Shares...................................     35
   Compensation..........................................................     35
      Retirement Plan For Trustees.......................................     35
      Deferred Compensation Agreements...................................     36
      Purchase of Class A Shares of the Funds at Net Asset Value.........     36
   Codes of Ethics.......................................................     36
   Proxy Voting Policies.................................................     36
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................     37
INVESTMENT ADVISORY AND OTHER SERVICES...................................     37
   Investment Advisor....................................................     37
   Investment Sub-Advisors...............................................     38
   Portfolio Managers....................................................     39
   Securities Lending Arrangements.......................................     39
   Service Agreements....................................................     40
   Other Service Providers...............................................     40
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................     41
   Brokerage Transactions................................................     41
   Commissions...........................................................     41
   Broker Selection......................................................     42
   Directed Brokerage (Research Services)................................     45
   Regular Brokers.......................................................     45
   Allocation of Portfolio Transactions..................................     45
PURCHASE, REDEMPTION AND PRICING OF SHARES...............................     46
   Transactions through Financial Intermediaries.........................     46
   Purchase and Redemption of Shares.....................................     46
   Institutional Class Shares............................................     64
   Offering Price........................................................     65

   Redemptions In Kind...................................................     67
   Backup Withholding....................................................     67
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.................................     68
   Dividends and Distributions...........................................     68
   Tax Matters...........................................................     69
DISTRIBUTION OF SECURITIES...............................................     78
   Distribution Plans....................................................     78
   Distributor...........................................................     80
FINANCIAL STATEMENTS.....................................................     81
PENDING LITIGATION.......................................................     81

APPENDICES:
RATINGS OF DEBT SECURITIES...............................................    A-1
PERSONS TO WHOM INVESCO AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS
   ON AN ONGOING BASIS...................................................    B-1
TRUSTEES AND OFFICERS....................................................    C-1
TRUSTEE COMPENSATION TABLE...............................................    D-1
PROXY POLICIES AND PROCEDURES............................................    E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................    F-1
MANAGEMENT FEES..........................................................    G-1
PORTFOLIO MANAGERS.......................................................    H-1
ADMINISTRATIVE SERVICES FEES.............................................    I-1
BROKERAGE COMMISSIONS....................................................    J-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
   REGULAR BROKERS OR DEALERS............................................    K-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS....    L-1
AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO
DISTRIBUTION PLANS.......................................................    M-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS............    N-1
TOTAL SALES CHARGES......................................................    O-1
PENDING LITIGATION.......................................................    P-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Tax-Exempt Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of three separate portfolios: AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was originally incorporated on May 3, 1993 as AIM Tax-Exempt Funds, Inc. ("ATEF"), a Maryland corporation. The Trust reorganized as a Delaware business trust on June 1, 2000. Each Fund acquired all the assets and assumed all of the liabilities of the series portfolios with corresponding names of AIM Tax-Exempt Funds, Inc. All historical financial and other information contained in this Statement of Additional Information for periods prior to June 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof).

     On October 15, 1993, pursuant to an Agreement and Plan of Reorganization between ATEF and AIM Funds Group ("AFG"), a Massachusetts business trust, AIM Tax-Exempt Cash Fund succeeded to the assets and assumed the liabilities of AFG's AIM Tax-Exempt Cash Fund (the "AFG Fund"). Similarly, on October 15, 1993, pursuant to an Agreement and Plan of Reorganization between ATEF and Tax-Free Investments Co., a Maryland corporation ("TFIC"), ATEF's AIM Tax-Free Intermediate Fund (named the Intermediate Portfolio prior to September 25, 1997) succeeded to the assets and assumed the liabilities of TFIC's Intermediate Portfolio (together with the AFG Fund, the "TFIC Predecessor Funds"). All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to such Funds is that of the TFIC Predecessor Funds.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

     Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.

     Each Fund offers the following separate classes of shares:

       FUND         CLASS A   CLASS A3   CLASS B   CLASS C   CLASS Y   INVESTOR CLASS   INSTITUTIONAL CLASS
-----------------   -------   --------   -------   -------   -------   --------------   -------------------
AIM High Income        X                    X         X         X                                X
Municipal Fund
AIM Tax-Exempt         X                                        X             X
Cash Fund
AIM Tax-Free           X          X                             X                                X
Intermediate Fund

     This Statement of Additional Information relates solely to the Class A, Class A3, Class B, Class C, Class Y, Investor Class and Institutional Class shares, if applicable, of the Funds. The Institutional Class shares are intended for use by certain eligible institutional investors, including the following:

          - banks and trust companies acting in a fiduciary or similar capacity;

          -    bank and trust company common and collective trust funds;

          -    banks and trust companies investing for their own account;

          - entities acting for the account of a public entity (e.g. Taft-Hartley funds, cities or government agencies);


          -    funds of funds or other pooled investment vehicles;



          -    corporations investing for their own accounts;



          -    retirement plans;


          - platform sponsors with which Invesco Aim Distributors, Inc.("Invesco Aim Distributors") has entered into an agreement;

          -    proprietary asset allocation funds; and

          - Invesco Aim Management Group, Inc. ("Invesco Aim Management") and its affiliates.

     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

     Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Because Class B shares automatically convert to Class A shares on or about month-end which at least eight years after the date of purchase, the Funds' Agreement and Declaration of Trust requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

     Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Aim Advisors, Inc. ("Invesco Aim"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's By-laws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust's Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

     Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco Aim and/or the Sub-Advisors (as defined herein) may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

     Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a fund may not invest in all of these types of securities or use all of these techniques at any one time. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. Invesco Aim and/or the Sub-Advisors may invest in other types of securities and may use other investment techniques in managing the Funds, subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

     The Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.


Exchange-Traded Funds



     EXCHANGE-TRADED FUNDS. Each Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under "Other Investment Companies."


     ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

     Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

Debt Investments


     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.



     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury.

     In September, the Federal Housing Finance Agency ("FHFA") placed FNMA and Federal Home Loan Mortgage Corporation ("FHLMC") into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise's operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.



     Other obligations of certain agencies and instrumentalities of the U.S. Government, such as the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.



     RULE 2A-7 REQUIREMENTS.



     As permitted by Rule 2a-7 under the 1940 Act, as amended, AIM Tax-Exempt Cash Fund, a money market fund, seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Rule 2a-7 imposes requirements as to the diversification of the Fund, quality of portfolio securities and maturity of the Fund and of individual securities.



     DIVERSIFICATION. In summary, Rule 2a-7 requires that a money market fund may not invest in the securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer; provided that, a money market fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for up to three business days after acquisition. Certain securities are not subject to this diversification requirement. These include: a security subject to a guarantee from a non-controlled person (as defined in Rule 2a-7) of the issuer of the security; U.S. Government securities; certain repurchase agreements; and shares of certain money market funds. Rule 2a-7 imposes a separate diversification test upon the acquisition of a guarantee or demand feature. (A demand feature is, in summary, a right to sell a security at a price equal to its approximate amortized cost plus accrued interest).



     For purposes of these diversification requirements with respect to issuers of Municipal Securities (defined under the caption "Municipal Securities"), each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality, and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond or private activity bond, if such bond is backed only by the assets and revenues of the non-governmental user, than such non-governmental user would be deemed to be the sole issuer.

     In summary, a "First Tier Security" is rated (or issued by an issuer that is rated) in the highest short-term rating category by the "Requisite NRSROs," or, if unrated, is determined by the Fund's investment advisor (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to such a rated security. Securities issued by a registered investment company that is a money market fund and U.S. Government securities are also considered to be "First Tier Securities." The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.



     QUALITY. AIM Tax-Exempt Cash Fund may invest only in U.S. dollar denominated securities that the Funds' investment advisor (under the supervision of and pursuant to guidelines established by the Board) determines present minimal credit risk and that are "Eligible Securities" as defined in Rule 2a-7. Rule 2a-7 defines an Eligible Security, in summary, as a security with a remaining maturity of 397 calendar days or less that has been rated (or whose issuer has been rated) by the Requisite NRSROs in one of the two highest short-term rating categories. Eligible Securities may also include unrated securities determined by the Fund's investment advisor (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to such rated securities. The eligibility of a security with a guarantee may be determined based on whether the guarantee is an Eligible Security.



     The Fund will limit investments to those which are First Tier Securities at the time of acquisition.



     MATURITY. Under Rule 2a-7, AIM Tax-Exempt Cash Fund may invest only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of no more than 90 days. The maturity of a security is determined in compliance with Rule 2a-7, which permits, among other things certain securities bearing adjustable interest rates to be deemed to have a maturity shorter than their stated maturity.


     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

     BANK INSTRUMENTS. The Funds may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. banks. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.

     COMMERCIAL INSTRUMENTS. Each Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Funds' percentage limitation for investments in illiquid securities.

     MUNICIPAL SECURITIES. Each Fund may invest in municipal securities. "Municipal Securities" include debt obligations of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

     Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax ("AMT") liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes.

     Municipal Securities also include the following securities:

          - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

          - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

          - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

          - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

     AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund limit their investment in certain types of Municipal Securities as follows: (i) less than 25% of its total assets will be invested in securities of issuers who are located in the same state; (ii) less than 25% of its total assets will be invested in industrial development bonds; and (iii) less than 25% of its total assets will be invested in securities the interest on which is paid from revenues of similar type projects (similar project securities). However, industrial development bonds and similar project securities will not be counted towards the applicable 25% limit if they are subject to a guarantee, including a letter of credit, financial guaranty insurance, or are refunded securities (meaning that payments of principal and interest on such securities are paid by U.S. government securities that have been irrevocably placed in an escrow account and are pledged only to such payments).

     AIM High Income Municipal Fund also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

     Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another NRSRO, or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but Invesco Aim will consider such events to be relevant in determining whether the Fund should continue to hold the security.

     There is a risk that some or all of the interest received by a Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

     The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. The market values of the Municipal Securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

     Maturities. AIM Tax-Free Intermediate Fund will maintain a dollar weighted average maturity of at least three years and not more than ten years. For purposes of this limitation, the maturity of an instrument will be considered to be the earlier of:

     (a) the stated maturity of the instrument; or

     (b) the date, if any, on which the issuer has agreed to redeem or purchase the instrument; or

     (c) in the case of a variable rate instrument, the next date on which the coupon rate is to be adjusted.

     AIM High Income Municipal Fund may invest its assets without regard to the maturity of the various securities it purchases, and will not seek to maintain any particular average portfolio maturity.

     Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".

     AIM Tax-Free Intermediate Fund. At least 80% of the Fund's assets will normally be invested in Municipal Securities to be of investment grade because they meet one of the following quality criteria:

     (a) They are rated within the four highest ratings for municipal obligations by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB), or have received a comparable rating from another NRSRO;

     (b) (1) They are rated within the three highest ratings for short-term municipal obligations by Moody's (MIG /VMIG 1/P-1, MIG 2/VMIG 2/P-2 or MIG 3/VMIG 3/P-3), (2) they are rated within the two highest ratings for short-term municipal obligations by S&P (SP-1/A-1 or SP-2/A-2), or (3) have received a comparable rating from another NRSRO;

     (c) They are guaranteed as to payment of principal and interest by the U.
S. Government;

     (d) They are fully collateralized by an escrow of U.S. Government or other high quality securities; or

     (e) Unrated securities, if (1) other Municipal Securities of the same issuer are rated BBB or better by an NRSRO, or (2) they are deemed by the portfolio managers to be of comparable quality.

     AIM Tax-Free Intermediate Fund invests in Municipal Securities backed by insurance companies and other financial institutions. Therefore, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

     Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.

     AIM Tax-Exempt Cash Fund. Since AIM Tax-Exempt Cash Fund invests in Municipal Securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

     Insurance. AIM High Income Municipal Fund may purchase insurance for non-insured Municipal Securities in which it invests. The purchase of such insurance is expected to enhance the value of the security for which insurance is purchased. The cost of purchasing such insurance would be an expense of the Fund.

     Other Considerations. The ability of each of AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund to achieve their respective investment objectives depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Funds to meet their obligations for the payment of interest and principal when due. The securities in which such Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

     AIM Tax-Free Intermediate Fund will invest its assets so that 80% of the Fund's assets will be invested in securities that generate interest that is exempt from Federal income taxes. The Fund will seek to avoid the purchase of "private activity bonds" the interest on which could give rise to an AMT liability for individuals and other noncorporate shareholders. At the present time, the Fund will not invest in municipal debt securities if the interest on such securities is subject to the federal alternative minimum tax.

     SYNTHETIC MUNICIPAL INSTRUMENTS. The Funds may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. Invesco Aim believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates that are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

     All synthetic municipal instruments must meet the minimum quality standards for AIM Tax-Exempt Cash Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund, Invesco Aim considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

     The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to AIM Tax-Exempt Cash Fund on certain synthetic municipal instruments would be deemed to be taxable. AIM Tax-Exempt Cash Fund relies on opinions of special tax counsel provided to the trustees and others on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

     MUNICIPAL LEASE OBLIGATIONS. AIM High Income Municipal Fund and AIM Tax-Exempt Cash Fund may invest in municipal lease obligations. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. Each Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by a Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.

     INVESTMENT GRADE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and, (iii) other considerations deemed appropriate.

     Each Fund may from time to time invest in taxable short-term investments ("Taxable Investments") consisting of obligations of the U.S. Government, its agencies or instrumentalities, banks and corporations, short-term fixed income securities, and repurchase agreements/reverse repurchase agreements (instruments under which the seller agrees to repurchase the security at a specified time and price) relating thereto; commercial paper rated within the highest rating category by a recognized rating agency; and certificates of deposit of domestic banks. A Fund may invest in Taxable Investments, for example, due to market conditions or pending the investment of proceeds from the sale of its shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from Taxable Investments will be taxable to shareholders as ordinary income, the Funds generally intend to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of other investment companies whose dividends are tax-exempt. See also "Dividends, Distributions and Tax Matters."

     Descriptions of debt securities ratings are found in Appendix A.

     JUNK BONDS. AIM Tax-Free Intermediate Fund may invest up to 20% of its total assets in Municipal Securities which are junk bonds, and the interest of which is exempt from federal income taxes (including the AMT). AIM High Income Municipal Fund will usually maintain, under normal market conditions, at least 80% of its assets in a diversified portfolio of Municipal Securities which are junk bonds, and the interest of which is exempt from federal income taxes (including the AMT).

     Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal. While they may provide greater income and opportunity for gain, junk bonds are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities.

     Issuers of junk bonds are often highly leveraged, and may lack more traditional methods of financing. The risk of issuer default on junk bonds is generally higher because such issues are often unsecured or otherwise subordinated to claims of the issuer's other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery.

     Junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to real or perceived adverse economic conditions and individual corporate developments (including industry competition and adverse publicity), than those of higher-rated debt securities, which can decrease the liquidity and values of junk bonds. During periods of recession and economic downturns, highly leveraged junk bond issuers may experience financial stress and may lack sufficient revenues to meet interest payment obligations, increasing the risk of default. In addition, new laws and proposed new laws may adversely impact the market for junk bonds.

     A Fund may have difficulty selling certain junk bonds at the desired time and price. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could adversely affect and cause large fluctuations in the net asset value of that Fund's shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets.

Other Investments

     OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have Invesco Aim or an affiliate of Invesco Aim as an investment advisor (the "Affiliated Money Market Funds").

     With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

     DEFAULTED SECURITIES. AIM High Income Municipal Fund may invest up to 10% of its total assets in defaulted securities. In order to enforce its rights in defaulted securities, AIM High Income Municipal Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase AIM High Income Municipal Fund's operating expenses and adversely affect its net asset value. Any income derived from the ownership or operation of such assets would not be tax-exempt. The ability of a holder of a defaulted tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. Any investments by AIM High Income Municipal Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco Aim determines that such defaulted securities are liquid under guidelines adopted by the Board.

     MUNICIPAL FORWARD CONTRACTS. AIM High Income Municipal Fund may invest up to 5% of the value of its total assets in municipal forward contracts. A municipal forward contract is a Municipal Security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. Invesco Aim will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Board of Trustees.

     VARIABLE OR FLOATING RATE INSTRUMENTS. Each Fund may invest in Municipal Securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. Invesco Aim will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Funds.

     AIM High Income Municipal Fund may invest in inverse floating rate obligations or residual interest bonds, or other obligations or certificates related to such securities which have similar features. These types of obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates, and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which long-term fixed rate tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax-exempt securities.

     INDEXED SECURITIES. AIM High Income Municipal Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

     ZERO-COUPON AND PAY-IN-KIND SECURITIES. AIM High Income Municipal Fund may, but does not currently intend to, invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM High Income Municipal Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

     PARTICIPATION INTERESTS. AIM High Income Municipal Fund may invest in participation interests. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, a Fund may be regarded as a creditor of the Participant and thus a Fund is subject to the credit risk of both the Borrower and Lender or a Participant. Participation interests are generally subject to restrictions on resale. The Funds consider participation interests to be illiquid and therefore subject to the Funds' percentage limitation for investments in illiquid securities.

     PARTICIPATION NOTES. A Fund may invest in participation notes. Participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. Each Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

Investment Techniques

     DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell municipal securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. Each Fund may purchase municipal securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.

     Investment in municipal securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     The delayed delivery municipal securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery municipal securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

     A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy-sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. Each Fund may purchase when-issued securities. Purchasing municipal securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     SHORT SALES. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund may engage in short sales. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until a Fund delivers the securities sold short to the broker-dealer. In addition, a Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short and may have to pay a premium to borrow the securities.

     To secure its obligation to deliver the securities sold short to the broker-dealer, a Fund may be required to deposit cash or liquid securities with the broker in addition to the proceeds from the short sale to meet necessary margin requirements. In addition, a Fund will place in a segregated account with the Fund's custodian an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The amounts deposited with the broker-dealer or segregated with the custodian do not have the effect of limiting the amount of money that the Fund may lose on a short sale.

     A Fund is said to have a short position in the securities sold short until it delivers to the broker-dealer the securities sold short, at which time such Fund receives the proceeds of the sale. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     A Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which such Fund purchases a security to replace the borrowed security. On the other hand, a Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that a Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of a

Fund's investment in the security. For example, if a Fund purchases a $10 security, potential loss is limited to $10; however, if a Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

     A Fund may also make short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short against the box, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for an equal amount of such securities. A Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets.

     In addition to enabling the Funds to hedge against market risk, short sales and short sales against the box may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. There is no assurance that a Fund will be able to enter into such arrangements.

     See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."

     MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

     INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by Invesco Aim (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund may not make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING. The Funds may borrow money, except as described below, to the extent permitted under the 1940 Act Laws, Interpretations and Exemptions. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund may also borrow money to purchase additional securities when the Invesco Aim and/or the Sub-Advisor deems it advantageous to do so. A Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     If there are unusually heavy redemptions because of changes in interest rates or Fund performance, or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely. Additionally, the ability of AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund to borrow money for leverage may permit these Funds to access new issuances of securities or assume a defensive strategy in response to an increase in the spread between the bid and ask prices of portfolio securities during specific market events, or settle portfolio transactions.

     The Funds may borrow from a bank, broker-dealer, or an AIM Funds. Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with their custodian bank. To compensate the custodian bank for such overdrafts, the Funds may either (i) leave funds as a compensating balance in their account so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate.

     LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.


     A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.


     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

     REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements are considered loans by a Fund under the 1940 Act.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security and may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days.

     REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale by a Fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, a Fund continues to receive interest and principal payments on the securities sold. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

     ILLIQUID SECURITIES. Each of AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund may invest up to 15% of its net assets in securities that are illiquid. AIM Tax-Exempt Cash Fund may invest up to 10% of its net assets in securities that are illiquid. Illiquid securities are securities that may not be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act").

     Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     RULE 144A SECURITIES. Each Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Invesco Aim and/or Sub-Advisors , under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Invesco Aim and/or Sub-Advisors will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Invesco Aim and/or Sub-Advisors could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Invesco Aim and/or Sub-Advisors will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, Invesco Aim and/or Sub-Advisors determines that a Rule 144A security is no longer liquid, Invesco Aim and/or Sub-Advisors will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     SALE OF MONEY MARKET SECURITIES. The Funds do not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, Invesco Aim may seek to enhance the yield of the Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Invesco Aim may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with Invesco Aim's judgment as to desirable portfolio maturity structure. Invesco Aim may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Fund's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover should not adversely affect the Fund's net income.

     STANDBY COMMITMENTS. AIM High Income Municipal Fund may acquire standby commitments from banks or other municipal securities dealers with respect to securities in its portfolio or that are being purchased by the Fund. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments depend upon the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used for this purpose, Invesco Aim reviews the creditworthiness of the banks and other municipal securities dealers from which AIM High Income Municipal Fund obtains standby commitments in order to evaluate those risks.

Derivatives

     PUT AND CALL OPTIONS. AIM High Income Municipal Fund may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure, which may result in a Fund's net asset value being more sensitive to changes in the value of the related investment.

     Call Options: A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option.

     Put Options: A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     Listed Options and Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     AIM High Income Municipal Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

     A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     AIM High Income Municipal Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Straddles. AIM High Income Municipal Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     General Information Regarding Options: The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     WARRANTS. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund may purchase warrants. A warrant is a security that gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and are similar to call options. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock are often employed to finance young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

     FUTURES CONTRACTS. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund may purchase Futures Contracts. A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts").

     Common examples of Futures Contracts that a Fund may engage in include, but are not limited to:

     Index Futures: A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contracts and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

     Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate ("Libor") which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

     Security Futures: A security futures contract is an exchange-traded contract to purchase or sell in the future a specified quantity of a security, other than a Treasury security, or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the specified security.

     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). It should be noted that the Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Funds.

     Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency, index or futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     In addition, if a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     OPTIONS ON FUTURES CONTRACTS. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund may purchase options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Pursuant to federal securities laws and regulations, the Fund's use of Futures Contracts and options on Futures Contracts may require the Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND ON CERTAIN OPTIONS ON CURRENCIES.

     A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

     FORWARD CURRENCY CONTRACTS. Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency for payment in another currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract and at a price as agreed upon by the parties at the time the contract is entered. A Fund will either accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its counterparty agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. A Fund may enter into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency thereby "locking in" an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Certain transactions including, but not limited to, credit default swaps, forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting position in securities, currencies, or other options, forward currency contracts, or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets. To the extent that a credit default swap, futures contract, forward currency contract or option is deemed to be illiquid, the assets used to cover a Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the purchased option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding position is open unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF HEDGING STRATEGIES. The use by AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund of hedging strategies involves special considerations and risks, as described below.

     (1) Successful use of hedging transactions depends upon Invesco Aim's and the Sub-Advisors' ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco Aim and the Sub-Advisors are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.


FUND POLICIES



     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund are subject to restriction (9), (10) and (11), respectively. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.


     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) with respect to AIM Tax-Exempt Cash Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     (9) Under normal circumstances, AIM High Income Municipal Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax under regular tax rules.

     (10) Under normal circumstances, AIM Tax-Exempt Cash Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax.

     (11) Under normal circumstances, AIM Tax-Free Intermediate Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax.

     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which Invesco Aim and, when applicable, the Sub-Advisors must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM Tax-Exempt Cash Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted the 1940 Act Laws, Interpretations and Exemptions.

     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging except that AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund may borrow from banks for leveraging in an amount not exceeding 5% of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made. The Fund may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (5)Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (6)Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (7)The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Funds will interpret the restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds' prospectuses and herein.

     ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

     (1) For purposes of the fundamental restriction regarding issuer diversification for AIM Tax-Free Intermediate Fund, AIM High Income Municipal Fund and AIM Tax-Exempt Cash Fund, each Fund will regard each state and political subdivision, agency or instrumentality, and each multi-state agency of which such state is a member, as a separate issuer.

     (2) Under normal circumstances, AIM High Income Municipal Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and

Exemptions) in investments the income from which will not constitute an item of tax preference under the AMT rules.

     (3) For purposes of AIM Tax-Free Intermediate Fund's fundamental restriction with regard to investing at least 80% of its assets , in investments the income from which is exempt from federal income tax, the term "assets" shall mean net assets, plus the amount of any borrowings for investment purposes.

TEMPORARY DEFENSIVE POSITIONS

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments (including shares of Affiliated Money Market Funds).

     Cash equivalents include money market instruments (such as certificates of deposit, time deposits, banker's acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

PORTFOLIO TURNOVER


     For the fiscal year ended March 31, 2009 and 2008, the portfolio turnover rates for each Fund, except for AIM Tax-Exempt Cash Fund, are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in Invesco Aim's investment outlook.



        TURNOVER RATES           2009   2008
------------------------------   ----   ----
AIM High Income Municipal Fund    22%    23%
AIM Tax-Free Intermediate Fund    22     19


POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Invesco Aim and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco Aim and its affiliates may release information about portfolio securities in certain contexts are provided below.

     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on www.invescoaim.com(1):

           INFORMATION             APPROXIMATE DATE OF WEBSITE POSTING       INFORMATION REMAINS POSTED ON WEBSITE
--------------------------------   -----------------------------------   --------------------------------------------
Top ten holdings as of month-end   15 days after month-end               Until replaced with the following month's
                                                                         top ten holdings
Select holdings included in the    29 days after calendar quarter-end    Until replaced with the following quarter's
Fund's Quarterly Performance                                             Quarterly Performance Update
Update
Complete portfolio holdings as     30 days after calendar quarter-end    For one year
of calendar quarter-end
Complete portfolio holdings as     60-70 days after fiscal quarter-end   For one year
of fiscal quarter-end

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of Invesco Aim and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.invescoaim.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of Invesco Aim and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of Invesco Aim Management Group Inc. ("Invesco Aim Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and Invesco Aim or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco Aim and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco Aim provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco Aim or its affiliates brought to the Board's attention by Invesco Aim.

     Invesco Aim discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

----------
(1) To locate a Fund's portfolio holdings information on http://www.invescoaim.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

In many cases, Invesco Aim will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco Aim has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom Invesco Aim provides non-public portfolio holdings on an ongoing basis.

     Invesco Aim will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco Aim and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that Invesco Aim will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco Aim or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. Invesco Aim and its affiliates that provide services to the Funds, Sub-Advisors and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of Invesco Aim and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco Aim or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of Invesco Aim and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco Aim may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of Invesco Aim and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. Invesco Aim does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco Aim believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER INVESCO AIM-MANAGED PRODUCTS. Invesco Aim and its affiliates manage products sponsored by companies other than Invesco Aim, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco Aim and its affiliates may disclose the portfolio holdings of their products at different times than Invesco Aim discloses portfolio holdings for the AIM Funds.

     Invesco Aim provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). Invesco Aim may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco Aim has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for Invesco Aim's disclosure of similar portfolio holdings information for other AIM Funds on http://www.invescoaim.com. Invesco Aim provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that Invesco Aim discloses portfolio holdings information for the other AIM Funds on its website. Invesco Aim manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. Invesco Aim does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds' investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Funds. On an ongoing basis, the Trustees exercise general oversight of these service providers.

     Certain trustees and officers of the Trust are affiliated with Invesco Aim and Invesco Aim Management, the parent corporation of Invesco Aim. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust and their principal occupations during at least the last five years and certain other information concerning them is set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation, Distribution and Proxy Oversight Committee and the Special Market Timing Litigation Committee (the "Committees").


     The members of the Audit Committee are Messrs. James T. Bunch (Vice Chair), Bruce L. Crockett, Lewis F. Pennock, Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee's primary purposes are to: (i) oversee qualifications and performance of the independent registered public accountant; (ii) appoint independent auditors for the Funds; (iii) pre-approve all permissible non-audit services that are provided to Funds by their independent auditors to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;
(viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended March 31, 2009, the Audit Committee held five meetings.



     The members of the Compliance Committee are Messrs. Frank S. Bayley, Crockett (Chair), Albert R. Dowden (Vice Chair) and Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco Aim and INVESCO Funds Group, Inc. ("IFG");
(iii) recommending to the independent trustees the appointment and removal of Invesco Aim's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of Invesco Aim (the "Report") and any objections made by Invesco Aim with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of Invesco Aim, upon the conclusion by such third party of a compliance review of Invesco Aim; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding Invesco Aim's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco Aim's fiduciary duties to Fund shareholders and of Invesco Aim's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of Invesco Aim's Internal Compliance Controls Committee; (xi) reviewing all reports made by Invesco Aim's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of Invesco Aim's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. ("Invesco") that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Invesco Aim, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended March 31, 2009, the Compliance Committee held seven meetings.


     The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased;
(iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees;
(vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.


     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended March 31, 2009, the Governance Committee held seven meetings.


     Notice procedures set forth in the Trust's bylaws require that any shareholder of a the Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor and Drs. Mathai-Davis (Vice Chair) and Soll (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco Aim and the Sub-Advisors; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended March 31, 2009, the Investments Committee held six meetings.


     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), Taylor and Drs. Mathai-Davis and Soll. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.


     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from Invesco Aim regarding fair value determinations made pursuant to the Pricing Procedures by Invesco Aim's internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco Aim's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Aim evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco Aim, assisting Invesco Aim internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from Invesco Aim regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco Aim and making reports and recommendations to the full Board with respect thereto, and
(vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by Invesco Aim and the Sub-Advisors, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco Aim and the Sub-Advisors regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco Aim in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded to the Valuation Committee which existed prior to 2008. During the fiscal year ended March 31, 2009, the Valuation, Distribution and Proxy Oversight Committee held six meetings.


     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by Invesco Aim's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with Invesco Aim, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended March 31, 2009, the Special Market Timing Litigation Committee did not meet.


Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

     Each trustee who is not affiliated with Invesco Aim is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation from their services.


     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2008 is found in Appendix D.


Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with Invesco Aim.

     The trustees have also adopted a retirement policy that permits each non-Invesco Aim-affiliated trustee to serve until December 31 of the year in which the trustee turns 75. A majority of the trustees may extend from time to time the retirement date of a trustee.


     Annual retirement benefits are available to each non-Invesco Aim-affiliated trustee of the Trust and/or other AIM Funds (each, a "Covered Fund") who became a trustee prior to December 1, 2008 and has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service or if the trustee has elected in a discounted lump sum payment. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72, subject to a reduction for early payment.

Deferred Compensation Agreements


     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields, Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five or ten years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


Purchase of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

     Invesco Aim, the Trust, Invesco Aim Distributors and the Sub-Advisors have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, and employees of Invesco Aim, the Sub-Advisors and their affiliates, and govern, among other things, personal trading activities of all such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds--Registered Trademark--. Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds--Registered Trademark--, is permitted under the Code subject to certain restrictions; however, employees are required to pre-clear security transactions with the applicable Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Invesco Aim, the Fund's investment advisor. Invesco Aim will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

     Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2008 is available at our web site, http://www.invescoaim.com. This information is also available at the SEC web site, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     Invesco Aim, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 225 investment portfolios encompassing a broad range of investment objectives. Invesco Aim is a direct, wholly - owned subsidiary of Invesco Aim Management, a holding company that has been engaged in the financial services business since 1976. Invesco Aim Management is an indirect, wholly owned subsidiary of Invesco. Invesco and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco Aim are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, Invesco Aim supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. Invesco Aim obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement (the "Advisory Agreement") provides that, in fulfilling its responsibilities, Invesco Aim may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of Invesco Aim are not exclusive and Invesco Aim is free to render investment advisory services to others, including other investment companies.

     Invesco Aim is also responsible for furnishing to the Funds, at Invesco Aim's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco Aim, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     Invesco Aim, at its own expense, furnishes to the Trust office space and facilities. Invesco Aim furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares. Each Fund allocates advisory fees to a class based on the relative net assets of each class.

     Pursuant to its Advisory Agreement with the Trust, Invesco Aim receives a monthly fee from each Fund listed below calculated at the following annual rates, based on the average daily net assets of each Fund during the year.

           FUND NAME                                NET ASSETS                      ANNUAL RATE
------------------------------   ------------------------------------------------   -----------
AIM Tax-Exempt Cash Fund         All Assets                                            0.35%


AIM Tax-Free Intermediate Fund   First $500 million                                    0.30%
                                 Over $500 million up to and including $1 billion      0.25%
                                 Over $1 billion                                       0.20%

AIM High Income Municipal Fund   First $500 million                                    0.60%
                                 Over $500 million up to and including $1 billion      0.55%
                                 Over $1 billion up to and including $1.5 billion      0.50%
                                 Over $1.5 billion                                     0.45%

     Invesco Aim may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim and the Fund.


     Invesco Aim has contractually agreed through at least June 30, 2010, to waive a portion of advisory fees payable by each Fund in the amount equal to 100% of the advisory fee Invesco Aim receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. See "Description of the Funds and Their Investments and Risks
- Investments Strategies and Risks - Other Investments - Other Investment Companies."


INVESTMENT SUB-ADVISORS

     Invesco Aim has entered into a Master Intergroup Sub-Advisory Contract (the "Sub-Advisory Agreement") with certain affiliates to serve as sub-advisors to the Funds, pursuant to which these affiliated sub-advisors may be appointed by Invesco Aim from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisors, each of which is a registered investment advisor under the Advisors Act are:

     Invesco Asset Management Deutschland GmbH ("Invesco Deutschland");

     Invesco Asset Management Limited ("Invesco Asset Management");

     Invesco Asset Management (Japan) Limited ("Invesco Japan");

     Invesco Australia Limited ("Invesco Australia");

     Invesco Global Asset Management (N.A.), Inc. ("Invesco Global");

     Invesco Hong Kong Limited ("Invesco Hong Kong");

     Invesco Institutional (N.A.), Inc. ("Invesco Institutional");

     Invesco Senior Secured Management, Inc. ("Invesco Senior Secured"); and

     Invesco Trimark Ltd. ("Invesco Trimark"), (each a "Sub-Advisor" and collectively, the "Sub-Advisors").


     Invesco Aim and each Sub-Advisor are indirect wholly owned subsidiaries of Invesco. It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the Funds' investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction.


     The only fees payable to the Sub-Advisors under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco Aim will pay each Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco Aim receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Advisor shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco Aim, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisors under the Master Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco Aim receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco Aim, if any.

     The management fees payable by each Fund, the amounts waived by Invesco Aim and the net fees paid by each Fund for the last three fiscal years ended March 31 are found in Appendix G.

PORTFOLIO MANAGERS

     Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:

     -    The dollar range of the managers' investments in each Fund.

     -    A description of the managers' compensation structure.

     - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

SECURITIES LENDING ARRANGEMENTS

     If a Fund engages in securities lending, Invesco Aim will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco Aim if a Fund engages in securities lending activities, as well as the compensation Invesco Aim may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines;
(b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco Aim's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     Invesco Aim's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services Invesco Aim will provide, a lending Fund will pay Invesco Aim a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. Invesco Aim currently waives such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. Invesco Aim and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which Invesco Aim may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco Aim under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco Aim is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco Aim is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

     Administrative services fees paid to Invesco Aim by each Fund for the last three fiscal years ended March 31 are found in Appendix I.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly-owned subsidiary of Invesco Aim, is the Trust's transfer agent.

     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and Invesco Aim Investment Services provides that Invesco Aim Investment Services will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, Y, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Aim Investment Services an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Aim Investment Services a fee per trade executed, to be billed monthly plus certain out of pocket expenses. In addition, all fees payable by Invesco Aim Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations and approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by Invesco Aim Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Aim Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.

     SUB-TRANSFER AGENT. Invesco Trimark, 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between Invesco Trimark and Invesco Aim Investment Services. The Trust does not pay a fee to Invesco Trimark for these services. Rather Invesco Trimark is compensated by Invesco Aim Investment Services, as a sub-contractor.


     CUSTODIANS. The Bank of New York Mellon (the "Custodian"), 2 Hanson Place, Brooklyn, New York 11217-1431, is custodian of all securities and cash of the Funds.


     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Fund's independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, TX 77002, as the independent registered public accounting firm to audit the Funds' financial statements. Such appointment was ratified and approved by the Board.

     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisors have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. If all or a portion of a Fund's assets are managed by one or more Sub-Advisors, the decision to buy and sell securities and broker selection will be made by the Sub-Advisor for the assets it manages. Unless specifically noted, the Sub-Advisors' procedures do not materially differ from Invesco Aim's procedures discussed below.

BROKERAGE TRANSACTIONS

     Invesco Aim or the Sub-Advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers, (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco Aim and the Sub-Advisor's primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco Aim and the Sub-Advisors seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Brokerage commissions, if any, paid by the Funds for the last three fiscal years ended March 31 are found in Appendix J.

COMMISSIONS

     During the last three fiscal years ended March 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, Invesco Aim, Invesco Aim Distributors, the Sub-Advisors or any affiliates of such entities.

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     Invesco Aim's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco Aim considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. Invesco Aim's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, Invesco Aim will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco Aim will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, Invesco Aim may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which Invesco Aim and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended provides that Invesco Aim, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco Aim must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco Aim's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist Invesco Aim in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to Invesco Aim.

     Invesco Aim faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because Invesco Aim is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco Aim's expenses to the extent that Invesco Aim would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco Aim to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco Aim-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Aim-managed accounts, effectively cross subsidizing the other Invesco Aim-managed accounts that benefit directly from the product. Invesco Aim may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

     Invesco Aim and certain of its affiliates presently engage in the following instances of cross-subsidization:


     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by Invesco Aim or Invesco Aim Capital Management, Inc. ("Invesco Aim Capital"), a subsidiary of Invesco Aim. In other words, certain fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of Invesco Aim and/or Invesco Aim Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by both of these advisory affiliates.


          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by Invesco Aim are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by Invesco Aim Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by Invesco Aim Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by Invesco Aim. In certain circumstances, Invesco Aim Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by Invesco Aim or Invesco Aim Capital.


     3. Some of the common investment models used to manage various AIM Funds and other accounts of Invesco Aim and/or Invesco Aim Capital are also used to manage accounts of Invesco Aim Private Asset Management, Inc. ("IAPAM"), another Invesco Aim subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by Invesco Aim, Invesco Aim Capital and IAPAM. This cross-subsidization occurs in only one direction. Most of IAPAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used for Soft Dollar Products which may benefit the accounts managed by Invesco Aim, Invesco Aim Capital and IAPAM; however, IAPAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by Invesco Aim or Invesco Aim Capital.


          Invesco Aim and Invesco Aim Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco Aim and Invesco Aim Capital conclude that the Broker supplying the product is capable of providing best execution.

          Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco Aim uses soft dollars to purchase two types of Soft Dollar Products:

          - proprietary research created by the Broker executing the trade, and

          - other products created by third parties that are supplied to Invesco Aim through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco Aim periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco Aim receives from each

Broker, Invesco Aim develops an estimate of each Broker's share of Invesco Aim clients' commission dollars. Invesco Aim attempts to direct trades to the firms to meet these estimates.

     Invesco Aim also uses soft dollars to acquire products from third parties that are supplied to Invesco Aim through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. Invesco Aim may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which Invesco Aim has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement Invesco Aim's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If Invesco Aim determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco Aim will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco Aim will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco Aim determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to Invesco Aim since the Brokers used by Invesco Aim tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco Aim's staff follows. In addition, such services provide Invesco Aim with a diverse perspective on financial markets. Some brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco Aim's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco Aim's believes that because Broker research supplements rather than replaces Invesco Aim's research, the receipt of such research tends to improve the quality of Invesco Aim's investment advice. The advisory fee paid by the Funds is not reduced because Invesco Aim receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

     Invesco Aim may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that Invesco Aim believes such Brokers provide best execution and such transactions are executed in compliance with Invesco Aim's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. Invesco Aim will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)


     Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended March 31, 2009 are found in Appendix K.


REGULAR BROKERS


     Information concerning the Funds' acquisition of securities of their regular Brokers or dealers during the last fiscal year ended March 31, 2009 is found in Appendix K.


ALLOCATION OF PORTFOLIO TRANSACTIONS

     Invesco Aim and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco Aim will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco Aim to be fair and equitable. Invesco Aim may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A shares. The sales charge is used to compensate Invesco Aim Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

     Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS
AIM Asia Pacific Growth Fund


AIM Balanced-Risk Allocation Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund

AIM Income Allocation Fund
AIM Independence Now Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund
AIM Independence 2050 Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Select Real Estate Income Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund


                                               Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                        As a           As a           As a
                                     Percentage     Percentage     Percentage
                                    of the Public   of the Net   of the Public
Amount of Investment in               Offering        Amount        Offering
Single Transaction                      Price        Invested        Price
-----------------------             -------------   ----------   -------------
             Less than $   25,000        5.50%         5.82%         4.75%
$ 25,000 but less than $   50,000        5.25          5.54          4.50
$ 50,000 but less than $  100,000        4.75          4.99          4.00
$100,000 but less than $  250,000        3.75          3.90          3.00
$250,000 but less than $  500,000        3.00          3.09          2.50
$500,000 but less than $1,000,000        2.00          2.04          1.60

CATEGORY II FUNDS

AIM Core Bond Fund


AIM Core Plus Bond Fund


AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM International Total Return Fund
AIM Municipal Bond Fund
AIM U.S. Government Fund

                                               Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                        As a           As a           As a
                                     Percentage     Percentage    Percentage
                                    of the Public   of the Net   of the Public
Amount of Investment in               Offering        Amount        Offering
Single Transaction                     Price        Invested         Price
-----------------------             -------------   ----------   -------------
             Less than $   50,000        4.75%         4.99%         4.00%
$ 50,000 but less than $  100,000        4.00          4.17          3.25
$100,000 but less than $  250,000        3.75          3.90          3.00
$250,000 but less than $  500,000        2.50          2.56          2.00
$500,000 but less than $1,000,000        2.00          2.04          1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                    Dealer
                                    Investor's Sales Charge       Concession
                                    --------------------------   -------------
                                        As a           As a           As a
                                     Percentage     Percentage    Percentage
                                    of the Public   of the Net   of the Public
Amount of Investment in               Offering        Amount       Offering
Single Transaction                     Price         Invested       Price
-----------------------             -------------   ----------   -------------
             Less than $  100,000        1.00%         1.01%         0.75%
$100,000 but less than $  250,000        0.75          0.76          0.50
$250,000 but less than $1,000,000        0.50          0.50          0.40

     As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

CATEGORY IV FUNDS

AIM Floating Rate Fund
AIM LIBOR Alpha Fund
AIM Short Term Bond Fund

                                                                    Dealer
                                      Investor's Sales Charge     Concession
                                    --------------------------   ------------
                                        As a           As a           As a
                                     Percentage     Percentage     Percentage
                                    of the Public   of the Net   of the Public
Amount of Investment in               Offering        Amount        Offering
Single Transaction                     Price         Invested        Price
-----------------------             -------------   ----------   -------------
             Less than $  100,000        2.50%         2.56%         2.00%
$100,000 but less than $  250,000        2.00          2.04          1.50
$250,000 but less than $  500,000        1.50          1.52          1.25
$500,000 but less than $1,000,000        1.25          1.27          1.00

     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A shares of Category I, II, III or IV Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Funds, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.

     Invesco Aim Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. Invesco Aim Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:

                              PERCENT OF PURCHASES

1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million

     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, Invesco Aim Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

     PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, Invesco Aim Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):

                              PERCENT OF PURCHASES

0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million

     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If Invesco Aim Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, Invesco Aim Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

     With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

     As used herein, the terms below shall be defined as follows:

     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

     -    "Spouse" is the person to whom one is legally married under state law;

     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

     -    "Parent" is a person's biological or adoptive mother or father;

     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

     -    "Step-parent" is the Spouse of a Child's Parent; and

     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

     - an Individual (including his or her spouse or domestic partner, and children);

     - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

     - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

          b.   each transmittal is accompanied by checks or wire transfers; and

          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Aim Distributors in writing that the separate accounts of all plan participants should be linked, and
               (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

Calculating the Initial Sales Charge

     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below under "Rights of Accumulation" if Invesco Aim Investment Services, the Funds' transfer agent ("Transfer Agent") is advised of all other accounts at the time of the investment.

     - Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

     - Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.

     - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.

     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Aim Distributors or its designee.

     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege

     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

LOIs and Contingent Deferred Sales Charges

     All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Aim Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

     If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.

REINSTATEMENT FOLLOWING REDEMPTION

     If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and Y redemptions may be reinvested in Class A shares with no initial sales charge.

     This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

     OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Aim Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. Invesco Aim Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with Invesco Aim and certain programs for purchase. It is the purchaser's responsibility to notify Invesco Aim Distributors or its designee of any qualifying relationship at the time of purchase.

     Invesco Aim Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through Invesco Aim Distributors without payment of a sales charge.

     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     - Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above;

     - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

     - Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the Funds (this includes any members of their Immediate Family);

     - Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);

     - Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account;

    - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

          a.   the plan has assets of at least $1 million;

          b. there are at least 100 employees eligible to participate in the plan; or

          c. all plan transactions are executed through a single omnibus account per Fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

     -    "Grandfathered" shareholders as follows:

          a. Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

          b. Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;

          c. Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

          d. A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

          e. Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

          f. Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

          g. Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund; and

          h. Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares.

     - Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);

     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;

     -    Insurance company separate accounts;

     - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

          a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

          b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

          c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

     - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

     - Rollovers from Invesco Aim held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco Aim IRA.

     In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     -    when reinvesting dividends and distributions;

     - when exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;

     - the purchase of shares in connection with the repayment of a retirement plan loan administered by Invesco Aim Investment Services;

     - as a result of a Fund's merger, consolidation or acquisition of the assets of another Fund;

     - the purchase of Class A shares with proceeds from the redemption of Class B, Class C or Class Y shares where the redemption and purchase are effectuated on the same business day; or

     -    when buying Class A shares of AIM Tax-Exempt Cash Fund.

     PAYMENTS TO DEALERS. Invesco Aim Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Aim Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

     The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Distributors or one or more of its corporate affiliates (collectively, the "Invesco Aim Distributors Affiliates"). In addition to those payments, Invesco Aim Distributors Affiliates may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. Invesco Aim Distributors Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of underwriting concessions and from payments to Invesco Aim Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Aim Distributors Affiliates will be reimbursed directly by the AIM Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. Invesco Aim Distributors Affiliates do not make an independent assessment of the cost of providing such services.

     A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached here as Appendix L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisors not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

     FINANCIAL SUPPORT PAYMENTS. Invesco Aim Distributors Affiliates make financial support payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits Invesco Aim Distributors Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Financial support payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below).

     The financial support payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. Invesco Aim Distributors Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     SUB-ACCOUNTING AND NETWORKING SUPPORT PAYMENTS. Invesco Aim Investment Services, an Invesco Aim Distributors Affiliate, acts as the transfer agent for the AIM Funds, registering the transfer, issuance and redemption of AIM Fund shares, and disbursing dividends and other distributions to AIM Funds shareholders. However, many AIM Fund shares are owned or held by financial advisors, as that term is defined above, for the benefit of their customers. In those cases, the AIM Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial advisor. In these situations, Invesco Aim Distributors Affiliates may make payments to financial advisors that sell AIM Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). Invesco Aim Distributors Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Aim Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.

     All fees payable by Invesco Aim Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.

     OTHER CASH PAYMENTS. From time to time, Invesco Aim Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by Invesco Aim Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial advisor, one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems, financial assistance to financial advisors that enable Invesco Aim Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly, NASD, Inc.). Invesco Aim Distributors Affiliates make payments for entertainment events it deems appropriate, subject to

Invesco Aim Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

     Invesco Aim Distributors Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, Invesco Aim Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the AIM Funds with respect to those assets.

     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Distributors Affiliates or the AIM Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.

Purchases of Class B Shares

     Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where Invesco Aim Distributors grants an exemption on particular transactions.

Payments with Regard to Converted Class K Shares

     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Aim Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Aim Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchase and Redemption of Class P Shares

     Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see AIM Summit Fund's Prospectus for details.

Purchases of Class R Shares

     Class R shares are sold at net asset value, and are not subject to an initial sales charge. If Invesco Aim Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, Invesco Aim Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million

     With regard to any individual purchase of Class R shares, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Class Y Shares

     Class Y shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Prospectus for more information.

Purchases of Investor Class Shares

     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Aim Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.

Purchases of Institutional Class Shares

     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.

Exchanges

     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

Redemptions

     GENERAL. Shares of the AIM Funds may be redeemed directly through Invesco Aim Distributors or through any dealer who has entered into an agreement with Invesco Aim Distributors. In addition to the Funds' obligation to redeem shares, Invesco Aim Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Aim Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by Invesco Aim Investment Services, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Aim Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

     SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by Invesco Aim Investment Services. To provide funds for payments made under the Systematic Redemption Plan, Invesco Aim Investment Services redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

     Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

     Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:

     - Redemptions of shares of Category I, II or IV Funds held more than 18 months;

     - Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

     - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

     - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

     - Redemptions following the death or post-purchase disability of (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC; and

     - Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

     - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with Invesco Aim Investment Services on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;

     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund;
          (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

     - Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more;

     - Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and

     -    Investment account(s) of Invesco Aim and its affiliates.

     CDSCs will not apply to the following redemptions of Class C shares:

     - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

     - Redemption of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class C shares held by the plan; and

     - Redemptions of Class C shares of a Fund other than AIM LIBOR Alpha Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES. CDSCs will not apply to the following redemptions of Class R shares:

     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

     - Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with Invesco Aim Investment Services policy and procedures and U.S. regulations. Invesco Aim Investment Services reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply Invesco Aim Investment Services with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to Invesco Aim Investment Services in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.

     AUTHORIZED AGENTS. Invesco Aim Investment Services and Invesco Aim Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.

     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco Aim as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in Invesco Aim Investment Services' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. Invesco Aim Investment Services will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution" and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of Invesco Aim Investment Services.

     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints Invesco Aim Investment Services as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by Invesco Aim Investment Services in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. Invesco Aim Investment Services and Invesco Aim Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that Invesco Aim Investment Services and Invesco Aim Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. Invesco Aim Investment Services reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither Invesco Aim Investment Services nor Invesco Aim Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the

AIM Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.

     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that Invesco Aim Investment Services maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to Invesco Aim Investment Services. Upon receiving returned mail, Invesco Aim Investment Services will attempt to locate the investor or rightful owner of the account. If unsuccessful, Invesco Aim Investment Services will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. Invesco Aim Investment Services is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

     MISCELLANEOUS FEES. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:

     - an annual custodial fee on accounts where Invesco Aim Distributors acts as the prototype sponsor;

     -    expedited mailing fees in response to overnight redemption requests;
          and

     - copying and mailing charges in response to requests for duplicate statements.

Please consult with your intermediary for further details concerning any applicable fees.

     INSTITUTIONAL CLASS SHARES

     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to Invesco Aim Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to Invesco Aim Investment Services.

     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give Invesco Aim Investment Services all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

     A financial intermediary may submit a written request to Invesco Aim Investment Services for correction of transactions involving Fund shares. If Invesco Aim Investment Services agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

     Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to Invesco Aim Investment Services, an investor may change the bank account designated to receive redemption proceeds. Invesco Aim Investment Services may request additional documentation.

     Invesco Aim Investment Services may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.

     Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with Invesco Aim Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.


     Following the closing of the reorganization of the Atlantic Whitehall Mid Cap Growth Fund into the AIM Mid Cap Core Equity Fund and the Atlantic Whitehall Growth Fund into the AIM Large Cap Growth Fund, each Atlantic Whitehall Mid Cap Growth Fund shareholder that receives Class Y shares of the AIM Mid Cap Core Equity Fund and each Atlantic Whitehall Growth Fund shareholder that receives Class Y shares of the AIM Large Cap Growth Fund pursuant to the reorganization may exchange these shares for Institutional Class shares of the same fund, provided that (1) the Atlantic Whitehall Mid Cap Growth Fund and Atlantic Whitehall Growth Fund shareholder meets the eligibility requirements for investment in such Institutional Class shares and (2) the exchange is completed no later than December 15, 2009. Please consult your tax advisor to discuss the tax implications, if any, of an exchange of Class Y shares for Institutional Class shares of the same fund.


OFFERING PRICE

     The following formula may be used to determine the public offering price per Class A share of an investor's investment:

     Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


     For example, at the close of business on March 31, 2009, AIM High Income Municipal Fund - Class A shares had a net asset value per share of $6.46. The offering price, assuming an initial sales charge of 4.75%, therefore was $6.78.


     Institutional Class shares of the Funds are offered at net asset value.

Calculation of Net Asset Value

     AIM Tax-Exempt Cash Fund uses the amortized cost method to determine its net asset value. Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

     The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

     The Board has established procedures designed to stabilize the AIM Tax-Exempt Cash Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be more or less than $1.00 per share. AIM Tax-Exempt Cash Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

     Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold.

     AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund each determine their net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Funds. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract may be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net asset value of the Fund at period end.

     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

     A security listed or traded on an exchange (excluding convertible bonds) held by a Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendors may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices.

     Short-term investments (including commercial paper) are valued at amortized cost where the security has 60 days or less to maturity.

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If Invesco Aim believes a development/event has actually caused a closing price to no longer reflect current market value, the closing prices may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

REDEMPTIONS IN KIND

     Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of such Funds, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING


     Accounts submitted without a correct, certified taxpayer identification number ("TIN") or, alternatively, a correctly completed and currently effective IRS Form W-8 (for nonresident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information will generally be subject to backup withholding.



     Each AIM Fund and other payers, generally, must withhold 28% of reportable dividends (whether paid in cash or reinvested in additional Fund shares), including exempt-interest dividends, in the case of any shareholder who fails to provide a Fund with a TIN and a certification that he is not subject to backup withholding.

     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only) ;

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. Invesco Aim or Invesco Aim Investment Services will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


     NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Nonresident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


     Each Fund intends to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gains distributions. Each Fund, however may declare and pay such income dividends and capital gains distributions more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital losses, if any, carried forward from previous fiscal periods. Each Fund intends to distribute substantially all of its net investment income and capital gains net income (excess of capital gains over capital losses).


     All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Purchasing Shares - Automatic Dividend and Distribution Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

     For each Fund, dividends will begin accruing on the first business day after the purchase order for shares of the Fund is effective (settle date), and accrue up to and including the business day to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday dividends will begin accruing on Monday (unless Monday is not a business day of the Fund).


     Dividends on Class B and Class C shares of certain Funds are expected to be lower than those for Class A, Class A3 and Class Y shares because of higher distribution fees paid by Class B and Class C shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.


TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement. Notwithstanding the foregoing, the Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

     Each Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year in determining its taxable income for the current taxable year. Certain Funds may also elect under the same regulations to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

     Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and/or gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies (to the extent such foreign currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings in order to meet this requirement.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.


     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain (net long-term capital gain over any net short-term capital loss)) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally would be eligible (to the extent discussed below) for the dividends received deduction in the case of corporate shareholders and would be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a forward foreign currency contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

     Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

     Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss unless certain elections have been made. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

     Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of a Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.


     SWAP AGREEMENTS. A Fund may enter into swap agreements as permitted by each Fund's prospectus. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of certain types of these agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it does not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area.



     SECURITIES LENDING. Certain Funds may lend portfolio securities. While securities are loaned out, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Any foreign tax withheld on these payments made "in lieu of" dividends or interest will not qualify for the foreign tax election. Additionally, any payments made "in lieu of" interest will be considered taxable income to the Fund and, thus, to the investors, even though such interest is tax-exempt when paid to the borrower.


     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

     FUND DISTRIBUTIONS. Each Fund intends to qualify to pay "exempt-interest dividends" by satisfying the requirement that at the close of each quarter of a Fund's taxable year at least 50% of a Fund's total assets consists of Municipal Securities, which are exempt from federal income tax. Distributions from a Fund will constitute exempt-interest dividends to the extent of a Fund's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to a Fund's shareholders are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed below.


     AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends paid by a Fund to a non-corporate shareholder may not exceed the maximum applicable capital gains rate for non-corporate taxpayers. Exempt-interest dividends derived from "private activity" Municipal Securities issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on "private activity" Municipal Securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax. In addition, exempt-interest dividends derived from all Municipal Securities, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. Pursuant to the Taxpayer Relief Act of 1997, certain small corporations are wholly exempt from the AMT.


     Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income is subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of such Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Fund will likely be subject to tax on dividends paid by that Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

     Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a Municipal Security could cause interest on the Municipal Security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the Municipal Security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

     To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states. The right of a state to exempt from taxation interest on its own state and local obligations while taxing the interest on out-of-state municipal securities was affirmed by the U.S. Supreme Court in Kentucky v. Davis, decided May 19, 2008. However, the Supreme Court declined to address whether the in-state exemption for private activity bonds violates the Commerce Clause of the U.S. Constitution, leaving for future courts to consider any claim that differential treatment of interest on out-of-state private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally.

     Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporations or be treated as qualified dividend income for noncorporate shareholders.



     A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Currently, for taxable years beginning before January 1, 2011 (sunset date) the maximum long-term capital gain rates are 15% or 25%, depending on the nature of the capital gain, for noncorporate shareholders. After the sunset date, the maximum rates revert back to 20% and 25% unless the lower rates are extended or made permanent. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


     Subject to applicable Code limitations, each Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.


     Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Investors should be aware, however, that if an amount of a Fund's distributions designated as exempt-interest dividends exceeds its net exempt interest for the taxable year, the amounts qualifying as exempt-interest will be scaled back ratably to the amount of the Fund's net tax-exempt income. Any such over distribution is taxable as ordinary income to the extent of the deductions disallowed to the Fund under Code Sections 265 (deductions allocable to exempt interest) and 171(a)(2) (amortizable bond premium on Municipal Securities) for the taxable year.


     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any redemption fees you incur on shares redeemed within 31 days of purchase will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.


     All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, for taxable years beginning before January 1, 2011 (sunset date), any long-term capital gain recognized by a noncorporate shareholder will be subject to tax at a maximum rate of 15%. After the sunset date, the maximum rate reverts back to 20% unless the lower rate is extended or made permanent. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares, and any such loss will be disallowed to the extent of any exempt-interest dividends that were received within the six-month period. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.



     The Transfer Agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them calculate their gain or loss from a sale or redemption. This information is supplied as a convenience to shareholders and will not be reported to the IRS. Although the IRS permits the use of several methods to determine the cost basis of mutual fund shares, the cost basis information provided by the Transfer Agent will be calculated using only the single-category average cost method. Neither the Transfer Agent nor a Fund recommends any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. Even if you have reported gains or losses for a Fund in past years using another method of basis determination, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, a Fund's Transfer Agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.


     If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

     The automatic conversion of Class B shares into Class A shares of the same Fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of such conversion.

     BACKUP WITHHOLDING. The Funds may be required to withhold 28% of distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

     FOREIGN SHAREHOLDERS. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships ("foreign shareholder"), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign shareholders should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.


     Taxation of a foreign shareholder depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder (other than certain capital gain dividends and exempt-interest dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution subject to certain exemptions. Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gains dividends. [The Funds do not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid.] However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.



     In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year.



     With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less that the amount that is so qualified. This is because the designation is based on an estimate of Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United Sates nonresident income tax return to recover the excess.



     A Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed omnibus accounts due to systems limitations or operational constraints.


     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a non-resident U.S. income tax return.

     In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or go to www.irs.gov and search forms.


     Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of nonresident alien shareholders dying after December 31, 2004 and before January 1, 2010 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the nonresident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Through December 31, 2009, shareholders will be advised of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.


     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

     FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Registration Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income, exempt-interest and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS


     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares of AIM High Income Municipal Fund and AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Tax-Free Intermediate Fund and Class B shares and Class C shares of AIM High Income Municipal Fund (collectively the "Plans"). Each Fund, pursuant to the Plans except the Investor Class Plan, pays Invesco Aim Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.



             FUND               CLASS A  CLASS A3  CLASS B  CLASS C  INVESTOR CLASS
------------------------------  -------  --------  -------  -------  --------------
AIM High Income Municipal Fund   0.25%      N/A     1.00%    1.00%         N/A
AIM Tax-Exempt Cash Fund         0.10       N/A      N/A      N/A          N/A
AIM Tax-Free Intermediate Fund    N/A      0.25%     N/A      N/A          N/A


     All of the Plans compensate Invesco Aim Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

     Amounts payable by a Fund under the Class A, Class A3, Class B and Class C Plans need not be directly related to the expenses actually incurred by Invesco Aim Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse Invesco Aim Distributors for the actual allocated share of expenses Invesco Aim Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Aim Distributors' actual allocated share of expenses exceeds the fee payable to Invesco Aim Distributors at any given time under these Plans, the Funds will not be obligated to pay more than that fee. If Invesco Aim Distributors' actual allocated share of expenses is less than the fee it receives under these Plans, Invesco Aim Distributors will retain the full amount of the fee.

     Invesco Aim Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class A3 shares or Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim Distributors and the Fund.

     The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class A3, Class B and Class C shares to selected dealers and financial institutions, including Invesco Aim Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

     Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. Invesco Aim Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of Invesco Aim Distributors.

     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.


     See Appendix M for a list of the amounts paid by each class of shares of each Fund to Invesco Aim Distributors pursuant to the Plans for the year, or period, ended March 31, 2009 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended March 31,2009.


     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

     The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     The Class B Plan obligates Class B shares to continue to make payments to Invesco Aim Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of Invesco Aim Distributors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes Invesco Aim Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

     The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with Invesco Aim Distributors, a registered broker-dealer and a wholly owned subsidiary of Invesco Aim, pursuant to which Invesco Aim Distributors acts as the distributor of shares of the Funds. The address of Invesco Aim Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with Invesco Aim Distributors. See "Management of the Trust."

     The Distribution Agreements provide Invesco Aim Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker dealers and with whom Invesco Aim Distributors has entered into selected dealer agreements. Invesco Aim Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

     Invesco Aim Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of AIM High Income Municipal Fund at the time of such sales.

     Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to Invesco Aim Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Aim Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve AIM High Income Municipal Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of AIM High Income Municipal Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

     Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of AIM High Income Municipal Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Invesco Aim Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to Invesco Aim Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Aim Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

     The Trust (on behalf of any class of any Fund) or Invesco Aim Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, Invesco Aim Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of Invesco Aim Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to Invesco Aim Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of AIM High Income Municipal Fund and its Class B shareholders to pay contingent deferred sales charges.

     Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each Fund, if applicable, for the last three fiscal years ended March 31 are found in Appendix O.

                              FINANCIAL STATEMENTS


     Each Fund's Financial Statements for the period ended March 31, 2009, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such Fund's Annual Report to shareholders contained in the Trust's Form N-CSR filed on June 5, 2009.


     The portions of such Annual Report and Semi-Annual that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

                               PENDING LITIGATION

     Settled Enforcement Actions Related to Market Timing


     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), Invesco Aim and Invesco Aim Distributors reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, Invesco Aim and Invesco Aim Distributors created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by Invesco Aim, which was done pursuant to the terms of the settlements. The methodology of the fair funds distributions was determined by Invesco Aim's independent distribution consultant ("IDC Plan"), in consultation with Invesco Aim and the independent trustees of the AIM Funds and approved by the staff of the SEC. Further details regarding the IDC Plan and planned distributions thereunder are available under the "About Us - SEC Settlement" section of Invesco Aim's website, available at http://www.invescoaim.com. Invesco Aim's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund.


     Regulatory Action Alleging Market Timing


     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and Invesco Aim Distributors (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and Invesco Aim Distributors entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and Invesco Aim Distributors violated the West Virginia securities laws. The WVASC orders Invesco Aim and Invesco Aim Distributors to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.


     Private Civil Actions Alleging Market Timing

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA");
(iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-1.


     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties. The parties in the amended complaints have agreed in principle to settle the actions. A list identifying the amended complaints in the MDL Court and details of the settlements are included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.


     Private Civil Actions Alleging Improper Use of Fair Value Pricing


     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or Invesco Aim) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. One lawsuit was settled and dismissed in May 2008; while the other, has been consolidated into the MDL Court for pre-trial purposes. The lawsuit that has been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-2.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

          The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch.

MOODY'S LONG-TERM DEBT RATINGS

     AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     BAA; Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY'S SHORT-TERM PRIME RATING SYSTEM

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Not Prime
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applied numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

     BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     NR: Not Rated.

S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the not rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term "AAA" - "BBB" categories; Short-term "F1" - "F3") indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term "BB"
- "D"; Short-term "B" - "D") either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on "AAA" rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for "BBB" rated bonds was 0.35%, and for "B" rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR: Indicates that Fitch does not rate the specific issue.

     WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

     RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

FITCH SPECULATIVE GRADE BOND RATINGS

     BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

     B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     CC: Default of some kind appears probable.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1-: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+;"

     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B


                      PERSONS TO WHOM INVESCO AIM PROVIDES
               NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                              (AS OF MAY 31, 2009)



                  SERVICE PROVIDER                                     DISCLOSURE CATEGORY
----------------------------------------------------    ------------------------------------------------
ABN AMRO Financial Services, Inc.                       Broker (for certain AIM Funds)
Absolute Color                                          Financial Printer
Anglemyer & Co.                                         Analyst (for certain AIM Funds)
Ballard Spahr Andrews & Ingersoll, LLP                  Legal Counsel
BB&T Capital Markets                                    Broker (for certain AIM Funds)
Bear Stearns Pricing Direct, Inc.                       Pricing Vendor (for certain AIM Funds)
BOSC, Inc.                                              Broker (for certain AIM Funds)
BOWNE & Co.                                             Financial Printer
Brown Brothers Harriman & Co.                           Securities Lender (for certain AIM Funds)
Cabrera Capital Markets                                 Broker (for certain AIM Funds)
Charles River Systems, Inc.                             System Provider
Chas. P. Young Co.                                      Financial Printer
Citigroup Global Markets, Inc.                          Broker (for certain AIM Funds)
Classic Printers Inc.                                   Financial Printer
Color Dynamics                                          Financial Printer
Commerce Capital Markets                                Broker (for certain AIM Funds)
Crews & Associates                                      Broker (for certain AIM Funds)
D.A. Davidson & Co.                                     Broker (for certain AIM Funds)
Dechert LLP                                             Legal Counsel
DEPFA First Albany                                      Broker (for certain AIM Funds)
Earth Color Houston                                     Financial Printer
EMCO Press                                              Financial Printer
Empirical Research Partners                             Analyst (for certain AIM Funds)
Finacorp Securities                                     Broker (for certain AIM Funds)
First Miami Securities                                  Broker (for certain AIM Funds)
First Tryon Securities                                  Broker (for certain AIM Funds)
FT Interactive Data Corporation                         Pricing Vendor
GainsKeeper                                             Software Provider (for certain AIM Funds)
GCom2 Solutions                                         Software Provider (for certain AIM Funds)
George K. Baum & Company                                Broker (for certain AIM Funds)
Glass, Lewis & Co.                                      System Provider (for certain AIM Funds)
Global Trend Alert                                      Analyst (for certain AIM Funds)
Greater Houston Publishers, Inc.                        Financial Printer
Grover Printing                                         Financial Printer
Gulfstream Graphics Corp.                               Financial Printer
Hattier, Sanford & Reynoir                              Broker (for certain AIM Funds)
Hutchinson, Shockey, Erley & Co.                        Broker (for certain AIM Funds)
ICRA Online Ltd.                                        Rating & Ranking Agency (for certain AIM Funds)
Imageset                                                Financial Printer
iMoneyNet, Inc.                                         Rating & Ranking Agency (for certain AIM Funds)
Initram Data, Inc.                                      Pricing Vendor
Institutional Shareholder Services, Inc.                Proxy Voting Service (for certain AIM Funds)
Invesco Aim Investment Services, Inc.                   Transfer Agent
Invesco Senior Secured Management, Inc.                 System Provider (for certain AIM Funds)
Investortools, Inc.                                     Broker (for certain AIM Funds)
ITG, Inc.                                               Pricing Vendor (for certain AIM Funds)
J.P. Morgan Securities, Inc.                            Analyst (for certain AIM Funds)
J.P. Morgan Securities Inc.\Citigroup Global Markets    Lender (for certain AIM Funds)
   Inc.\JPMorgan Chase Bank, N.A.
Janney Montgomery Scott LLC                             Broker (for certain AIM Funds)

                  SERVICE PROVIDER                                     DISCLOSURE CATEGORY
----------------------------------------------------    ------------------------------------------------
John Hancock Investment Management Services, LLC        Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP                                         Special Insurance Counsel
KeyBanc Capital Markets, Inc.                           Broker (for certain AIM Funds)
Kramer Levin Naftalis & Frankel LLP                     Legal Counsel
Lipper, Inc.                                            Rating & Ranking Agency (for certain AIM Funds)
Loan Pricing Corporation                                Pricing Service (for certain AIM Funds)
Loop Capital Markets                                    Broker (for certain AIM Funds)
M.R. Beal                                               Broker (for certain AIM Funds)
MarkIt Group Limited                                    Pricing Vendor (for certain AIM Funds)
Merrill Communications LLC                              Financial Printer
Mesirow Financial, Inc.                                 Broker (for certain AIM Funds)
Middle Office Solutions                                 Software Provider
Moody's Investors Service                               Rating & Ranking Agency (for certain AIM Funds)
Morgan Keegan & Company, Inc.                           Broker (for certain AIM Funds)
Morrison Foerster LLP                                   Legal Counsel
MS Securities Services, Inc. and Morgan Stanley & Co.   Securities Lender (for certain AIM Funds)
   Incorporated
Muzea Insider Consulting Services, LLC                  Analyst (for certain AIM Funds)
Ness USA Inc.                                           System provider
Noah Financial, LLC                                     Analyst (for certain AIM Funds)
Omgeo LLC                                               Trading System
Page International                                      Financial Printer
Piper Jaffray                                           Analyst (for certain AIM Funds)
Prager, Sealy & Co.                                     Broker (for certain AIM Funds)
PricewaterhouseCoopers LLP                              Independent Registered Public Accounting Firm
                                                        (for all AIM Funds)
Protective Securities                                   Broker (for certain AIM Funds)
Ramirez & Co., Inc.                                     Broker (for certain AIM Funds)
Raymond James & Associates, Inc.                        Broker (for certain AIM Funds)
RBC Capital Markets                                     Analyst (for certain AIM Funds)
RBC Dain Rauscher Incorporated                          Broker (for certain AIM Funds)
Reuters America LLC                                     Pricing Service (for certain AIM Funds)
Rice Financial Products                                 Broker (for certain AIM Funds)
Robert W. Baird & Co. Incorporated                      Broker (for certain AIM Funds)
RR Donnelley Financial                                  Financial Printer
Ryan Beck & Co.                                         Broker (for certain AIM Funds)
SAMCO Capital Markets, Inc.                             Broker (for certain AIM Funds)
Seattle-Northwest Securities Corporation                Broker (for certain AIM Funds)
Siebert Brandford Shank & Co., L.L.C.                   Broker (for certain AIM Funds)
Signature                                               Financial Printer
Simon Printing Company                                  Financial Printer
Southwest Precision Printers, Inc.                      Financial Printer
Standard and Poor's/Standard and Poor's Securities      Pricing Service and Rating and Ranking Agency
   Evaluations, Inc.                                    (each, respectively, for certain AIM Funds)
StarCompliance, Inc.                                    System Provider
State Street Bank and Trust Company                     Custodian, Lender, Securities Lender, and System
                                                        Provider (each, respectively, for certain AIM Funds)
Sterne, Agee & Leach, Inc.                              Broker (for certain AIM Funds)
Stifel, Nicolaus & Company, Incorporated                Broker (for certain AIM Funds)
Stradley Ronon Stevens & Young, LLP                     Legal Counsel
The Bank of New York                                    Custodian and Securities Lender
                                                        (each, respectively, for certain AIM Funds)
The MacGregor Group, Inc.                               Software Provider
The Savader Group LLC                                   Broker (for certain AIM Funds)
Thomson Information Services Incorporated               Software Provider
UBS Financial Services, Inc.                            Broker (for certain AIM Funds)
VCI Group Inc.                                          Financial Printer

                  SERVICE PROVIDER                                     DISCLOSURE CATEGORY
----------------------------------------------------    ------------------------------------------------
Wachovia National Bank, N.A.                            Broker (for certain AIM Funds)
Western Lithograph                                      Financial Printer
Wiley Bros. Aintree Capital  L.L.C.                     Broker (for certain AIM Funds)
William Blair & Co.                                     Broker (for certain AIM Funds)
XSP, LLC\Solutions Plus, Inc.                           Software Provider

                                   APPENDIX C

                              TRUSTEES AND OFFICERS


                               As of JUNE 30, 2009



The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 102 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



                                                                                                               OTHER
                                   TRUSTEE                                                                TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND        AND/OR                                                                DIRECTORSHIPS(S)
    POSITION(S) HELD WITH THE      OFFICER                                                                    HELD BY
              TRUST                 SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             TRUSTEE/DIRECTOR
--------------------------------   -------   -----------------------------------------------------   -------------------------
INTERESTED PERSONS

Martin L. Flanagan(1) - 1960       2007      Executive Director, Chief Executive Officer and         None
Trustee                                      President, Invesco Ltd. (ultimate parent of Invesco
                                             Aim and a global investment management firm);
                                             Chairman, Invesco Aim Advisors, Inc. (registered
                                             investment advisor); Trustee, The AIM Family of
                                             Funds--Registered Trademark--;  Vice Chairman,
                                             Investment Company Institute; and Member of Executive
                                             Board, SMU Cox School of Business

                                             Formerly: Director, Chairman, Chief Executive Officer
                                             and President, IVZ Inc. (holding company), INVESCO
                                             Group Services, Inc. (service provider) and Invesco
                                             North American Holdings, Inc. (holding company);
                                             Director, Chief Executive Officer and President,
                                             Invesco Holding Company Limited (parent of Invesco
                                             Aim and a global investment management firm);
                                             Director, Invesco Ltd. and Chairman, Investment
                                             Company Institute

Philip A. Taylor(2) - 1954         2006      Head of North American Retail and Senior Managing       None
Trustee, President and Principal             Director, Invesco Ltd.; Director, Chief Executive
Executive Officer                            Officer and President, Invesco Aim Advisors, Inc.
                                             and  1371 Preferred Inc. (holding company); Director,
                                             Chairman, Chief Executive Officer and President,
                                             Invesco Aim Management Group, Inc. (financial
                                             services holding company) and Invesco Aim Capital
                                             Management, Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and registered
                                             transfer agent) and AIM GP Canada Inc. (general
                                             partner for limited partnerships); Director, Invesco
                                             Aim Distributors, Inc. (registered broker dealer);
                                             Director and Chairman, Invesco Aim Investment
                                             Services, Inc. (registered transfer agent) and
                                             INVESCO Distributors, Inc. (registered broker
                                             dealer); Director, President and Chairman, INVESCO
                                             Inc. (holding company) and Invesco Canada Holdings
                                             Inc. (holding company); Chief Executive Officer, AIM
                                             Trimark Corporate Class Inc. (corporate mutual fund
                                             company) and AIM Trimark Canada Fund Inc. (corporate
                                             mutual fund company); Director and Chief Executive
                                             Officer, Invesco Trimark


----------
(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                                                                                               OTHER
                                   TRUSTEE                                                                TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND        AND/OR                                                                DIRECTORSHIPS(S)
    POSITION(S) HELD WITH THE      OFFICER                                                                    HELD BY
              TRUST                 SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             TRUSTEE/DIRECTOR
--------------------------------   -------   -----------------------------------------------------   -------------------------
                                             Ltd./Invesco Trimark Ltee (registered investment
                                             advisor and registered transfer agent) and Invesco
                                             Trimark Dealer Inc. (registered broker dealer);
                                             Trustee, President and Principal Executive Officer,
                                             The AIM Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series Trust and
                                             Short-Term Investments Trust); Trustee and Executive
                                             Vice President, The AIM Family of Funds--Registered
                                             Trademark-- (AIM Treasurer's Series Trust and
                                             Short-Term Investments Trust only); and Manager,
                                             Invesco PowerShares Capital Management LLC

                                             Formerly: President, Invesco Trimark Dealer Inc.;
                                             Director and President, AIM Trimark Corporate Class
                                             Inc. and AIM Trimark Canada Fund Inc.; Director and
                                             President, Invesco Trimark Ltd./Invesco Trimark Ltee;
                                             Senior Managing Director, Invesco Holding Company
                                             Limited; Trustee and Executive Vice President,
                                             Tax-Free Investments Trust; Director and Chairman,
                                             Fund Management Company (former registered broker
                                             dealer); President and Principal Executive Officer,
                                             The AIM Family of Funds--Registered Trademark--  (AIM
                                             Treasurer's Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust only);
                                             President, AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director, Trimark Trust
                                             (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944           1993      Chairman, Crockett Technology Associates (technology    ACE Limited (insurance
Trustee and Chair                            consulting company)                                     company); Captaris, Inc.
                                                                                                     (unified messaging
                                                                                                     provider); and Investment
                                                                                                     Company Institute

Bob R. Baker - 1936                2003      Retired                                                 None
Trustee

Frank S. Bayley - 1939             2001      Retired                                                 None
Trustee                                      Formerly:  Director, Badgley Funds, Inc. (registered
                                             investment company) (2 portfolios)

James T. Bunch - 1942              2003      Founder, Green, Manning & Bunch Ltd. (investment        Board of Governors,
Trustee                                      banking firm)                                           Western Golf
                                                                                                     Association/Evans
                                                                                                     Scholars Foundation and
                                                                                                     Executive Committee,
                                                                                                     United States Golf
                                                                                                     Association

                                                                                                               OTHER
                                   TRUSTEE                                                                TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND        AND/OR                                                                DIRECTORSHIPS(S)
    POSITION(S) HELD WITH THE      OFFICER                                                                    HELD BY
              TRUST                 SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             TRUSTEE/DIRECTOR
--------------------------------   -------   -----------------------------------------------------   -------------------------
Albert R. Dowden - 1941            2000      Director of a number of public and private business     Board of Nature's
Trustee                                      corporations, including the Boss Group, Ltd. (private   Sunshine Products, Inc.
                                             investment and management); Reich & Tang Funds
                                             (registered investment company); Annuity and Life Re
                                             (Holdings), Ltd. (reinsurance company); and
                                             Homeowners of America Holding Corporation/Homeowners
                                             of America Insurance Company (property casualty
                                             company)

                                             Formerly: Director, Continental Energy Services, LLC
                                             (oil and gas pipeline service); Director, CompuDyne
                                             Corporation (provider of product and services to the
                                             public security market); Director, President and
                                             Chief Executive Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo; Director of
                                             various public and private corporations

Jack M. Fields - 1952              1997      Chief Executive Officer, Twenty First Century Group,    Administaff
Trustee                                      Inc. (government affairs company); and Owner and
                                             Chief Executive Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate entertainment),
                                             Discovery Global Education Fund (non-profit) and
                                             Cross Timbers Quail Research Ranch (non-profit)

                                             Formerly: Chief Executive Officer, Texana Timber LP
                                             (sustainable forestry company)

Carl Frischling - 1937             1993      Partner, law firm of Kramer Levin Naftalis and          Director, Reich & Tang
Trustee                                      Frankel LLP                                             Funds (16 portfolios)

Prema Mathai-Davis - 1950          1998      Retired                                                 None
Trustee

Lewis F. Pennock - 1942            1993      Partner, law firm of Pennock & Cooper                   None
Trustee

Larry Soll - 1942                  2003      Retired                                                 None
Trustee

Raymond Stickel, Jr. - 1944        2005      Retired                                                 None
Trustee
                                             Formerly:  Director, Mainstay VP Series Funds, Inc.
                                             (25 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958             2005      Senior Vice President and Senior Officer, The AIM       N/A
Senior Vice President and Senior             Family of Funds--Registered Trademark--
Officer
                                             Formerly: Director of Compliance and Assistant
                                             General Counsel, ICON Advisers, Inc.; Financial
                                             Consultant, Merrill Lynch; and General Counsel and
                                             Director of Compliance, ALPS Mutual Funds, Inc.

                                                                                                               OTHER
                                   TRUSTEE                                                                TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND        AND/OR                                                                DIRECTORSHIPS(S)
    POSITION(S) HELD WITH THE      OFFICER                                                                    HELD BY
              TRUST                 SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             TRUSTEE/DIRECTOR
--------------------------------   -------   -----------------------------------------------------   -------------------------
John M. Zerr - 1962                2006      Director, Senior Vice President, Secretary and          N/A
Senior Vice President, Chief                 General Counsel, Invesco Aim Management Group, Inc.,
Legal Officer and Secretary                  Invesco Aim Advisors, Inc. and Invesco Aim Capital
                                             Management, Inc.; Director, Senior Vice President and
                                             Secretary, Invesco Aim Distributors, Inc.; Director,
                                             Vice President and Secretary, Invesco Aim Investment
                                             Services, Inc. and INVESCO Distributors, Inc.;
                                             Director and Vice President, INVESCO Funds Group,
                                             Inc.; Senior Vice President, Chief Legal Officer and
                                             Secretary, The AIM Family of Funds--Registered
                                             Trademark--; and Manager, Invesco PowerShares
                                             Capital Management LLC

                                             Formerly: Director, Vice President and Secretary,
                                             Fund Management Company; Vice President, Invesco Aim
                                             Capital Management, Inc.; Chief Operating Officer and
                                             General Counsel, Liberty Ridge Capital, Inc. (an
                                             investment adviser); Vice President and Secretary,
                                             PBHG Funds (an investment company); Vice President
                                             and Secretary, PBHG Insurance Series Fund (an
                                             investment company); Chief Operating Officer, General
                                             Counsel and Secretary, Old Mutual Investment Partners
                                             (a broker-dealer); General Counsel and Secretary, Old
                                             Mutual Fund Services (an administrator); General
                                             Counsel and Secretary, Old Mutual Shareholder
                                             Services (a shareholder servicing center); Executive
                                             Vice President, General Counsel and Secretary, Old
                                             Mutual Capital, Inc. (an investment adviser); and
                                             Vice President and Secretary, Old Mutual Advisors
                                             Funds (an investment company)

Lisa O. Brinkley - 1959            2004      Global Compliance Director, Invesco Ltd.; and Vice      N/A
Vice President                               President, The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Senior Vice President, Invesco Aim
                                             Management Group, Inc.; Senior Vice President and
                                             Chief Compliance Officer, Invesco Aim Advisors, Inc.
                                             and The AIM Family of Funds--Registered Trademark--;
                                             Vice President and Chief Compliance Officer, Invesco
                                             Aim Capital Management, Inc. and Invesco Aim
                                             Distributors, Inc.; Vice President, Invesco Aim
                                             Investment Services, Inc. and Fund Management Company

                                                                                                               OTHER
                                   TRUSTEE                                                                TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND        AND/OR                                                                DIRECTORSHIPS(S)
    POSITION(S) HELD WITH THE      OFFICER                                                                    HELD BY
              TRUST                 SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             TRUSTEE/DIRECTOR
--------------------------------   -------   -----------------------------------------------------   -------------------------
Kevin M. Carome - 1956             2003      General Counsel, Secretary and Senior Managing          N/A
Vice President                               Director, Invesco Ltd.; Director, Invesco Holding
                                             Company Limited and INVESCO Funds Group, Inc.;
                                             Director and Executive Vice President, IVZ, Inc.,
                                             Invesco Group Services, Inc., .Invesco North American
                                             Holdings, Inc. and Invesco Investments (Bermuda)
                                             Ltd.; and Vice President, The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Secretary, Invesco North American Holdings,
                                             Inc.; Vice President and Secretary, IVZ, Inc. and
                                             Invesco Group Services, Inc.; Senior Managing
                                             Director and Secretary, Invesco Holding Company
                                             Limited; Director, Senior Vice President, Secretary
                                             and General Counsel, Invesco Aim Management Group,
                                             Inc. and Invesco Aim Advisors, Inc.; Senior Vice
                                             President, Invesco Aim Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund Management
                                             Company; Vice President, Invesco Aim Capital
                                             Management, Inc. and Invesco Aim Investment Services,
                                             Inc.; Senior Vice President, Chief Legal Officer and
                                             Secretary, The AIM Family of Funds--Registered
                                             Trademark--; Director and Vice President, INVESCO
                                             Distributors, Inc.; and Chief Executive Officer and
                                             President, INVESCO Funds Group, Inc.

Sheri  Morris - 1964               1999      Vice President, Treasurer and Principal Financial       N/A
Vice President, Treasurer and                Officer, The AIM Family of Funds--Registered
Principal Financial Officer                  Trademark--; Vice President, Invesco Aim Advisors,
                                             Inc., Invesco Aim Capital Management, Inc. and
                                             Invesco Aim Private Asset Management Inc.

                                             Formerly: Assistant Vice President and Assistant
                                             Treasurer, The AIM Family of Funds--Registered
                                             Trademark-- and Assistant Vice President, Invesco Aim
                                             Advisors, Inc., Invesco Aim Capital Management, Inc.
                                             and Invesco Aim Private Asset Management, Inc.

                                                                                                               OTHER
                                   TRUSTEE                                                                TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND        AND/OR                                                                DIRECTORSHIPS(S)
    POSITION(S) HELD WITH THE      OFFICER                                                                    HELD BY
              TRUST                 SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             TRUSTEE/DIRECTOR
--------------------------------   -------   -----------------------------------------------------   -------------------------
Karen Dunn Kelley - 1960           1993      Head of Invesco's World Wide Fixed Income and Cash      N/A
Vice President                               Management Group; Vice President, Invesco
                                             Institutional (N.A.), Inc. (registered investment
                                             advisor); Director of Cash Management and Senior Vice
                                             President, Invesco Aim Advisors, Inc. and Invesco Aim
                                             Capital Management, Inc.; Executive Vice President,
                                             Invesco Aim Distributors, Inc.; Senior Vice
                                             President, Invesco Aim Management Group, Inc.; Vice
                                             President, The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's Series Trust
                                             and Short-Term Investments Trust); and President and
                                             Principal Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM Treasurer's Series
                                             Trust and Short-Term Investments Trust only)

                                             Formerly: President and Principal Executive Officer,
                                             Tax-Free Investments Trust; Director and President,
                                             Fund Management Company; Chief Cash Management
                                             Officer and Managing Director, Invesco Aim Capital
                                             Management, Inc.; and Vice President, Invesco Aim
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and Tax-Free
                                             Investments Trust only)

Lance A. Rejsek - 1967             2005      Anti-Money Laundering Compliance Officer, Invesco Aim   N/A
Anti-Money Laundering Compliance             Advisors, Inc., Invesco Aim Capital Management, Inc.,
Officer                                      Invesco Aim Distributors, Inc., Invesco Aim
                                             Investment Services, Inc., Invesco Aim Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering Compliance Officer,
                                             Fund Management Company

Todd L. Spillane - 1958            2006      Senior Vice President, Invesco Aim Management Group,    N/A
Chief Compliance Officer                     Inc.; Senior Vice President and Chief Compliance
                                             Officer, Invesco Aim Advisors, Inc. and Invesco Aim
                                             Capital Management, Inc.; Chief Compliance Officer,
                                             The AIM Family of Funds--Registered Trademark--,
                                             Invesco Global Asset Management (N.A.), Inc.
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc. (registered investment
                                             advisor), INVESCO Private Capital Investments, Inc.
                                             (holding company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and Invesco Senior
                                             Secured Management, Inc. (registered investment
                                             advisor); and Vice President, Invesco Aim
                                             Distributors, Inc. and Invesco Aim Investment
                                             Services, Inc.

                                             Formerly: Vice President, Invesco Aim Capital
                                             Management, Inc. and Fund Management Company

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2008



                                                                         Aggregate Dollar Range of
                                                                         Equity Securities in All
                                                                          Registered Investment
                                                                      Companies Overseen by Trustee
                             Dollar Range of Equity Securities         in The AIM Family of Funds
   Name of Trustee                       Per Fund                       --(Registered Trademark)--
--------------------   --------------------------------------------   ------------------------------
Martin L. Flanagan                          -0-                              Over $100,000
Philip A. Taylor                            -0-                                     -0-
Bob R. Baker                                -0-                              Over $100,000
Frank S. Bayley                             -0-                              Over $100,000
James T. Bunch                              -0-                              Over $100,000(3)
Bruce L. Crockett                           -0-                              Over $100,000(3)
Albert R. Dowden                            -0-                              Over $100,000
Jack M. Fields                              -0-                              Over $100,000(3)
Carl Frischling                             -0-                              Over $100,000(3)
Prema Mathai-Davis                          -0-                              Over $100,000(3)
Lewis F. Pennock                            -0-                              Over $100,000
Larry Soll             AIM High Income Municipal Fund Over $100,000          Over $100,000(3)
Raymond Stickel, Jr.                        -0-                              Over $100,000


----------
(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE


     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with Invesco Aim during the year ended December 31,2008:



                                                  RETIREMENT
                                                   BENEFITS      ESTIMATED ANNUAL   TOTAL COMPENSATION
                       AGGREGATE COMPENSATION   ACCRUED BY ALL     BENEFITS UPON       FROM ALL AIM
       TRUSTEE            FROM THE TRUST(1)      AIM FUNDS(2)      RETIREMENT(3)         FUNDS(4)
--------------------   ----------------------   --------------   ----------------   ------------------
Bob R. Baker                   $4,518              $238,704          $170,766            $238,575
Frank S. Bayley                 4,874               168,162           139,500             255,150
James T. Bunch                  4,032               163,280           139,500             214,750
Bruce L. Crockett               8,755                90,641           139,500             463,050
Albert R. Dowden                4,770               111,458           139,500             251,900
Jack M. Fields                  4,032               122,832           139,500             214,750
Carl Frischling(5)              4,737               101,872           139,500             252,650
Prema Mathai-Davis              4,460               119,858           139,500             232,075
Lewis F. Pennock                3,916                92,166           139,500             208,250
Larry Soll                      4,518               218,468           161,105             238,575
Raymond Stickel, Jr.            5,082                68,859           139,500             270,200



(1) Amounts shown are based on the fiscal year ended March 31,2009. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended March 31, 2009, including earnings thereon, was $10,947.



(2) During the fiscal year ended March 31, 2009, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $13,279.


(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.


(4) All trustees currently serve as trustees of 12 registered investment companies advised by Invesco Aim.



(5) During the fiscal year ended March 31, 2009, the Trust paid $15,044 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX E

                     PROXY POLICY APPLIES TO THE FOLLOWING:

                           INVESCO AIM ADVISORS, INC.


INVESCO AIM PROXY VOTING GUIDELINES



(Effective as of April 28, 2009)



The following Invesco Aim Proxy Voting Guidelines are applicable to all funds and other accounts managed by Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc and Invesco Aim Private Asset Management, Inc. (collectively, "Invesco Aim").(1)



INTRODUCTION



OUR BELIEF



The AIM Funds Boards of Trustees and Invesco Aim's investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.



In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' and other account holders' interests. Our voting decisions are intended to enhance each company's total shareholder value over Invesco Aim's typical investment horizon.



Proxy voting is an integral part of Invesco Aim's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.



PROXY ADMINISTRATION



The Invesco Aim Proxy Committee (the "Proxy Committee") consists of members representing Invesco Aim's Investments, Legal and Compliance departments. Invesco Aim's Proxy Voting Guidelines (the "Guidelines") are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.



The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim's portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco Aim's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company's Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE INVESCO AIM PROXY VOTING GUIDELINES



I. ACCOUNTABILITY



Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.



The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.



     - Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.



          Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim's investment thesis on a company.



     - Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.



     - Auditors and Audit Committee members. Invesco Aim believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.



     - Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.



     - Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.



     - Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

     - Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.



     - Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.



     - Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.



II. INCENTIVES



Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account's investment.



Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.



     - Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.



     - Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.



     - Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.



     - Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

CAPITALIZATION



Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.



IV. MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS



Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.



V. ANTI-TAKEOVER MEASURES



Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.



VI. SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE



Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.



VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY



The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim's typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.



VIII. ROUTINE BUSINESS MATTERS



Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.

SUMMARY



These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.



EXCEPTIONS



In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.



SHARE-LENDING PROGRAMS



One reason that some portion of Invesco Aim's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.



"SHARE-BLOCKING"



Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund's or other account's temporary inability to sell the security.



INTERNATIONAL CONSTRAINTS



An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.



EXCEPTIONS TO THESE GUIDELINES



Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds' shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders and other account holders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST



A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim's products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.



Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.



If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines;
(2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.



Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim's marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.



On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.



Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.



Funds of funds. Some AIM Funds offering diversified asset allocation within one investment vehicle own shares in other AIM Funds. A potential conflict of interest could arise if an underlying AIM Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.



POLICIES AND VOTE DISCLOSURE



A copy of these Guidelines and the voting record of each AIM Fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

FOOTNOTES



(1) AIM Funds not managed by Invesco Aim Advisors, Inc., are governed by the proxy voting policies of their respective sub-advisors. Proxy Voting Guidelines applicable to AIM CHINA FUND, AIM CORE BOND FUND, AIM FLOATING RATE FUND, AIM GLOBAL CORE EQUITY FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL REAL ESTATE FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERNATIONAL CORE EQUITY FUND, AIM INTERNATIONAL TOTAL RETURN FUND, AIM JAPAN FUND, AIM LIBOR ALPHA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SELECT REAL ESTATE INCOME FUND, AIM SHORT TERM BOND FUND, AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AIM STRUCTURED VALUE FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM U.S. GOVERNMENT FUND are available at our website, http://www.invescoaim.com.

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                    Invesco Asset Management Deutschland GmbH
                      Invesco Kapitalanlagegesellschaft mbH
                               PROXY VOTING POLICY



Version: 1.1
Changes to previous Version: Format
Update of Appendix B

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                                 GENERAL POLICY



Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



Invesco believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.



Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



Invesco will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will voted for. If Invesco decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.



BEST ECONOMIC INTERESTS OF CLIENTS



In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



CERTAIN PROXY VOTES MAY NOT BE CAST



In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If Invesco does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.



ISS SERVICES



Invesco has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote Invesco's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, Invesco will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of Invesco's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.



Custodians forward proxy materials for clients who rely on Invesco to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If Invesco

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receives proxy materials in connection with a client's account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.



In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the ISS vote recommendation, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.



ISS RECUSAL



When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and, if Invesco does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where Invesco has a conflict of interest, Invesco, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.



OVERRIDE OF ISS RECOMMENDATION



There may be occasions where the Invesco investment personnel or senior officers seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the International Structured Products Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the ISS voting recommendation if they determine that it is in the best economic interests of clients.



PROXY VOTING RECORDS



Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information.



                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to Invesco includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.



In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and clients.

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For each director, officer and employee of Invesco ("Invesco person"), the interests of Invesco's clients must come first, ahead of the interest of Invesco and any person within the Invesco organization, which includes Invesco's affiliates.



Accordingly, each Invesco person must not put "personal benefit," whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship to Invesco's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each of Invesco's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of Invesco's clients.



Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An Invesco person shall not be considered to have a conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.



The following are examples of situations where a conflict may exist:



     - Business Relationships - where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



     - Personal Relationships - where a Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



     - Familial Relationships - where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



In the event that Invesco (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients' funds are invested in that company's shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.



It is the responsibility of the Invesco person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance. However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.



In addition, any Invesco person who submits an ISS override recommendation to the Proxy Voting Committee (PVC) of the International Structured Products Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



In addition, the Proxy Voting Committee (PVC) of the International Structured Products Group must notify Invesco's Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within Invesco or by an affiliated company's representatives with regard to how Invesco should vote proxies. The Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee and to the Head of Continental Europe Compliance. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to,

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     (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors,



     (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or



     (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.



                           ISS PROXY VOTING GUIDELINES



A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                INVESCO PERPETUAL
                         POLICY ON CORPORATE GOVERNANCE
                             (Updated February 2008)



1.   INTRODUCTION



     Invesco Perpetual (IP), the trading name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the U.S. Department of Labor Interpretive Bulletins.



2.   RESPONSIBLE VOTING



     IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.



     IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.



     One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I - Voting on non-UK/European shares)



     IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:



     i) To protect the rights of its clients



     ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and iii) To protect the long-term value of its clients' investments.



     It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.



     IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.



     Note: Share Blocking

          Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.



3.   VOTING PROCEDURES



     IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.



     IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.



     IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). If a stock is on loan and therefore cannot be voted, it will not necessarily be recalled in instances where we would vote with management. Individual IP Fund Managers enter securities lending arrangements at their own discretion and where they believe it is for the potential benefit of their investors.



4.   DIALOGUE WITH COMPANIES



     IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.



     Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:



     -    Nomination and audit committees



     -    Remuneration committee and directors' remuneration



     -    Board balance and structure



     -    Financial reporting principles



     -    Internal control system and annual review of its effectiveness



     -    Dividend and Capital Management policies



5.   NON-ROUTINE RESOLUTIONS AND OTHER TOPICS



     These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).



     Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:



     i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing



     ii)  What other companies have done in response to the issue



     iii) Whether implementation would achieve the objectives sought in the proposal

     iv)  Whether the matter is best left to the Board's discretion.



6.   EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS



     IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.



7.   DISCLOSURE



     On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that:



     (i) in IP's discretion, to do so does not conflict with the best interests of other clients and



     (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and



     (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.



Note: The record of votes will reflect the voting instruction of the relevant
      Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                   APPENDIX I



                        VOTING ON NON-UK/EUROPEAN SHARES



When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:



     - the likely impact of voting on management activity, versus the cost to the client



     - the portfolio management restrictions (e.g. share blocking) that may result from voting



     -    the preferences, where expressed, of clients



Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.



SHARE BLOCKING



Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                    INVESCO ASSET MANAGEMENT (JAPAN) LIMITED



                               (Quick Translation)



                    INTERNAL RULES ON PROXY VOTING EXECUTION



(PURPOSE)
ARTICLE 1



INVESCO Asset Management (Japan) Limited (referred to as "INVESCO" thereafter) assumes a fiduciary responsibility to vote proxies in the best interest of its trustors and beneficiaries. In addition, INVESCO acknowledges its responsibility as a fiduciary to vote proxies prudently and solely for the purpose of maximizing the economic values of trustors (investors) and beneficiaries. So that it may fulfill these fiduciary responsibilities to trustors (investors) and beneficiaries, INVESCO has adopted and implemented these internal rules reasonably designed to ensure that the business operations of the company to invest are appropriately conducted in the best interest of shareholders and are always monitored by the shareholders.



(PROXY VOTING POLICY)
ARTICLE 2



INVESCO exercises the voting right in the best interest of its trustors and beneficiaries not in the interests of the third parties. The interests of trustors and beneficiaries are defined as the increase of the value of the enterprise or the expansion of the economic value of the shareholders or to protect these values from the impairment.



(VOTING EXERCISE STRUCTURE)
ARTICLE 3



Please refer to the Article 2 of Proxy Voting basic Policy as per attached.



(PROXY VOTING GUIDELINES)
ARTICLE 4



Please refer to Proxy Voting Guidelines (Attachment 2).



(PROXY VOTING PROCESS)
ARTICLE 5

1. Domestic Equities



     (1) Notification on the shareholder meeting will be delivered to Operations from trustee banks which will be in turn forwarded to the person in charge of equities investment. The instruction shall be handled by Operations.



     (2) The person in charge of equities investment scrutinizes the subjects according to the "Screening Standard" and forward them to the proxy voting committee ("Committee").



     (3) In case of asking for the outside counsel, to forward our proxy voting guidelines ("Guidelines") to them beforehand and obtain their advice



     (4) In either case of 2 or 3, the person in charge shall make proposal to the Committee to ask for their "For", "Against", "Abstention", etc.



     (5) The Committee scrutinizes the respective subjects and approves/disapproves with the quorum of two thirds according to the Guidelines.



     (6) In case where as to the subject which the Committee judges as inappropriate according to the Guidelines and/or the subject which cannot obtain the quorum, the Committee will be held again to discuss the subject.



2. FOREIGN EQUITIES



     (1) As to the voting exercise of the foreign equities, we shall consider the manners and customs of the foreign countries as well as the costs.



     (2) As to the voting process, the above process of the domestic equities shall be accordingly adjusted and applied.



(DISCLOSURE OF INFORMATION)
ARTICLE 6



In case of the request from the customers, we can disclose the content.



(VOTING RECORD)
ARTICLE 7



     The Committee preserves the record of Attachment 1 for one year.



     The administration office is the Investment Division which shall preserve all the related documents of this voting process.



     Operations which handle the instruction shall preserve the instruction documents for 10 years after the termination of the ITM funds or the termination of the investment advisory contracts.



Article 8 and addendum are omitted.

PROXY VOTING BASIC POLICY



1.   Basic Thought on Proxy Voting



          - INVESCO makes efforts to maximize the entrusted assets in terms of fiduciary duties in investing the funds entrusted by the trustors (investors) and the beneficiaries.



          - For the purpose of maximizing the invested assets and the value of the equities, INVESCO always monitors the invested companies to operate appropriately as a shareholder in the best interests of the shareholders.



          - From the above point of view, INVESCO has adopted and implemented this Proxy Voting Basic Policy and Proxy Voting Policy and Procedure to fulfill the proxy voting rights properly.



          - In exercising the proxy voting rights, INVESCO fulfills the voting rights in the benefits of the trustors (investors) and the beneficiaries not in the benefits of the third parties.



2.   Voting Process and Structure



          - INVESCO establishes the Proxy Voting Committee (referred to as "Committee" thereafter) which executes the proxy voting rights.



          - The Committee is composed of the chairman who is designated by Japanese Management Committee (referred to as "J-Mac" thereafter) and the members appointed by the chairman. Persons in charge of Investment Division and Legal & Compliance Division shall be mandatory members.



          - The Committee has been delegated the judgment power to execute the voting right from the J-Mac.



          - The Committee has worked out the subjects according to the pre-determined "Screening Standard" in terms of benefits of the shareholders and executes the voting rights based on the "Proxy Voting Guidelines".



          - The Committee is occasionally taken the advice from the outside parties according to the "Proxy Voting Guidelines".



          - The Committee is held on a monthly basis and the result of the voting execution is to be reported to J-Mac on a monthly basis at least.



3.   Screening Standard



     For the purpose of efficient voting execution, INVESCO implements the following screening criteria. The companies fallen under this screening criteria shall be scrutinized according to "Voting Guidelines".



     (1)  Quantitative Standard



          1) Low profit margin of operational income and recurrent income for certain periods



          2)   Negative Net Assets/Insolvency



          3)   Extremely High Dividend Ratios or Low Dividend Ratios



     (2)  Qualitative Standard



          1) In breach of the substantial laws or anti-social activities for the past one year



          2) Impairment of the interests of the shareholders for the past one year



     (3)  Others



          1) External Auditor's Audit Report with the limited auditor's opinion



          2)   Shareholders' proposals

4.   Proxy Voting Guidelines



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities?



          2) Inappropriate disclosure which impairs the interests of shareholders?



          3)   Enough Business Improvement Efforts?



     (2)  Subjects on Financial Statements



          Any reasonable reasons for Interest Appropriation/Loss Disposal?



     (3)  Amendments to Articles of Incorporations, etc.



          Any possibility of the limitation to the shareholder's rights?



     (4)  Directors/Statutory Auditors



          Appointment of the unqualified person, or inappropriate amount of payment/gifts to the unqualified person?



     (5)  Capital Policy/Business Policy



          Unreasonable policy in terms of maximization of the shareholders' interests?



     (6)  Others



          1)   Shareholder's Proposals



               Contribution to the increase of the shareholders' economic interests?



          2)   Appointment of Auditor



               Any problem of independency?

Voting Screening Criteria & Decision Making Documents             (Attachment 1)



Company Name:                                                                        Year     Month
-------------                                                                      -------   ------
Screening Criteria/Quantitative Criteria (consolidated or (single))

                                                                                     Yes       No
                                                                                   -------   ------
Consecutive unprofitable settlements for the past 3 years
Consecutive Non dividend payments for the past 3 years
Operational loss for the most recent fiscal year
Negative net assets for the most recent fiscal year
Less than 10% or more than 100% of the dividend ratios for the most recent fiscal year

Screening Criteria/Qualitative Criteria

                                                                                     Yes       No
                                                                                   -------   ------
Substantial breach of the laws/anti-social activities for the past one year

   If Yes, describe the content of the breach of the law/anti-social activities:

Others, especially, any impairment of the value of the shareholders for the past one year

   If Yes, describe the content of the impairment of the value of shareholders:

Others

                                                                                     Yes       No
                                                                                   -------   ------
External Auditor's report with the limited auditor's opinion Shareholder's proposal



Person in charge of equities
investment                     Initial   Signature
----------------------------   -------   ---------




- If all Nos (RIGHT ARROW) No objection to the agenda of the shareholders' meeting



- If one or more Yes (DOWN ARROW) (Person in charge of equities investment shall fill out the blanks below and forward to the Committee)



Proposal on Voting Execution



Reason for judgment



Chairman   For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature

                                                                  (Attachment 2)



Proxy Voting Guidelines



1.   PURPORT OF GUIDELINES



     Pursuant to Article 2 of Proxy Voting Policy and Procedure, INVESCO has adopted and implemented the following guidelines and hereby scrutinizes and decides the subjects one by one in light of the guidelines.



2.   GUIDELINES



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities?



               - To scrutinize and judge respectively the substantial impact over the company's business operations by the above subjects or the impairment of the shareholders' economic value.



          2) Inappropriate disclosure which impairs the interests of shareholders?



               - To scrutinize and judge respectively the potential impairment of the shareholder's economic value.



          3)   Enough Business Improvement Efforts?



               - Although the continuous extremely unprofitable and the extremely bad performance, the management is in short of business improvement efforts. To scrutinize and judge respectively the cases.



     (2)  Subjects on Financial Statements



          1)   Interest Appropriation Plan



               (1)  Interest Appropriation Plan (Dividends)



                    - To basically approve unless the extremely overpayment or minimum payment of the dividends



               (2) Interest Appropriation Plan (Bonus payment to corporate officers



                    - To basically agree but in case where the extremely unprofitable, for example, the consecutive unprofitable and no dividend payments or it is apparent of the impairment of the shareholder's value, to request to decrease the amount or no bonus payment pay the bonus to the corporate officers without prior assessment.



          2)   Loss Disposal Plan



                    To scrutinize and judge respectively



     (3)  Amendments to Articles of Incorporation, etc.



          1)   Company Name Change/Address Change, etc.



          2)   Change of Purpose/Method of Public Announcement



          3)   Change of Business Operations, etc.



          4)   Change of Stipulations on Shareholders/Shareholders Meeting



          5) Change of Stipulations on Directors/Board of Directors/Statutory Auditors



               - To basically approve however, in case of the possibility of the limitation to the shareholders' rights, to judge respectively



     (4)  Subjects on Corporate Organization



          1)   Composition of Board of Directors Meeting, etc



               - To basically approve the introduction of "Committee Installation Company "or "Substantial Asset Control Institution"



               - To basically approve the introduction of the corporate officer institution. Provided, however, that in case where all directors are concurrent with those committee members and the institutions, to basically disagree. In case of the above introduction, to basically disapprove to the decrease of the board members or adjustment of the remuneration.



          2)   Appointment of Directors



               - To basically disagree in case where the increase of the board members which is deemed to be overstaffed and no explanatory comments on the increase. In case of 21 or more board members, to respectively judge.

               - To basically disagree the re-appointment of the existing directors in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          3)   Appointment of Outside Directors



               - To basically agree after the confirmation of its independency based on the information obtained from the possible data sources.



               -    To basically disagree the decrease in number.



               - To basically disagree the job concurrence of the competitors' CEO, COO, CFO or concurrence of the outside directors of 4 or more companies.



               - To basically disagree in case of no-independence of the company



               - To basically disagree the extension of the board of directors' term.



          4)   Appointment of Statutory Auditors



               - To basically disagree the appointment of the candidate who is appointed as a director and a statutory auditor by turns.



               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          5)   Appointment of Outside Statutory Auditors



               - To basically disagree in case where the outside statutory auditor is not actually the outside auditor (the officer or employee of the parent company, etc.)



               - To basically disagree in case where the reason of the decrease in the number is not clearly described.



               - To basically agree in case where the introduction of the "Statutory Auditor Appointment Committee" which includes plural outside statutory auditors.



     (5)  Officer Remuneration/officer Retirement Allowances



          1)   Officer Remuneration



               - To basically disagree the amendment of the officer remuneration (unless the decrease in amount or no payment) in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



               - To basically disagree and scrutinize respectively in case where no sufficient explanation of the substantial increase (10% or more per head), or no decrease of the remuneration amount if the number of the officers decrease.



          2)   Officer Retirement Allowance



               -    To basically approve



               - To basically disapprove in case where the payment of the allowance to the outside statutory auditors and the outside directors.



               - To basically disapprove in case where the officer resigned or retired during his/her assignment due to the scandal of the breach of the laws and the anti-social activities.



               - To basically disagree in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



2.   CAPITAL POLICY/BUSINESS POLICY



          1)   Acquisition of Own shares



               -    To basically approve



               - To basically approve the disposition of the own sharers if the disposition ratio of less than 10% of the total issued shares and the shareholders' equities. In case of 10% or more, to respectively scrutinize.



          2)   Capital Reduction



               - To basically disagree in case where the future growth of the business might be substantially decreased.

          3)   Increase of the authorized capital



               - To basically disagree in case of the substantial increase of the authorized capital taking into consideration the dilution of the voting right (10% or more) and incentive.



          4) Granting of the stock options to Directors, Statutory Auditors and Employees



               -   To basically approve



               - To basically disagree in case where the substantial dilution of the value of the stocks (the potential dilution ration is to increase 5% of the total issued stock number) will occur and accordingly decrease of the shareholders' interests.



               - To basically disagree in case where the exercise price is deviated by 10% or more from the market value as of the fiscal year-end



               - To basically disagree the decrease of the exercise price (re-pricing)



               - To basically disagree in case where the exercise term remains less than 1 year.



               - To basically disagree in case the scope of the option granted objectives (transaction counterparties) is not so closely connected with the better performance.



          5)   Mergers and Acquisitions



               - To basically disagree in case where the terms and conditions are not advantageous and there is no assessment base by the thirdparty.



               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable in comparison with the business strategy.



          6)   Business Transfer/Acceptance



               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable and extremely unprofitable in comparison with the business strategy.



          7)   Capital Increase by the allocation to the thirdparties



               -    To basically analyze on a case by case basis



               - Provided, however, that to basically approve in case where the companies under the financial difficulties executes as the restructuring of the business.



     (7)  Others



          1)   Appointment of Accountant



               -    To basically approve



               -    To basically disapprove on suspicion of its independency.



               - To scrutinize the subjects in case where the decline of the re-appointment due to the conflict of the audit policy.



          2)   Shareholders' proposal



               -    To basically analyze on a case by case basis



               - The basic judgment criterion is the contribution to the increase of the shareholders' value. However, to basically disapprove in case where to maneuver as a method to resolve the specific social and political problems.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                            INVESCO AUSTRALIA LIMITED


                               PROXY VOTING POLICY


1.   Purpose of this Policy



     INVESCO recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way INVESCO represents its clients in matters of corporate governance is through the proxy voting process.



     This document sets out INVESCO's policy in relation to proxy voting. It has been approved by the INVESCO Australia Limited Board.



2.   Scope



     This policy applies to all INVESCO portfolios with the following exceptions:



     - "index" or "index like" funds where, due to the nature of the funds, INVESCO will generally abstain from voting;



     - private client or discrete wholesale mandates, where the voting policy has been agreed within the mandate;



     - where investment management of an international fund has been delegated to an overseas AMVESCAP or INVESCO company, proxy voting will rest with that delegated manager.



3.   Policy



     In accordance with industry practices and the IFSA standard on proxy voting, our policy is as follows:



     - INVESCO's overriding principle is that votes will be cast in the best economic interests of investors.



     - INVESCO's intention is to vote on all Australian Company shareholder resolutions however it recognises that in some circumstances it would be inappropriate to vote, or its vote may be immaterial. INVESCO will generally abstain from voting on "routine" company resolutions (eg approval of financial accounts or housekeeping amendments to Articles of Association or Constitution) unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question (a significant proportion in this context means 5% or more of the market capitalisation of the company).



     - INVESCO will always vote on the following issues arising in company Annual General Meetings where it has the authority to do so on behalf of clients.



          - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);



          -    employee and executive share and option schemes;



          -    approval of changes of substantial shareholdings;



          -    mergers or schemes of arrangement; and



          -    approval of major asset sales or purchases.



          - Management agreements or mandates for individually-managed clients will provide direction as to who has responsibility for voting.



          - In the case of existing management agreements which do not contain a provision concerning voting authority or are ambiguous on the subject, INVESCO will not vote until clear instructions have been received from the client.



          - In the case of clients who wish to place special conditions on the delegation of proxy voting powers, INVESCO will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

          - In considering proxy voting issues arising in respect of unit-holders in managed investment schemes, INVESCO will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit-holders in the scheme as a whole. INVESCO cannot accept instructions from individual unit-holders as to the exercise of proxy voting authority in a particular instance.



          - In order to facilitate its proxy voting process, INVESCO may retain a professional proxy voting service to assist with in-depth proxy research, vote execution, and the necessary record keeping.



4.   Reporting and Disclosure



     A written record will be kept of the voting decision in each case, and of the reasons for each decision (including abstentions).



     INVESCO will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 - Proxy Voting.



5.   Conflicts of Interest



     All INVESCO employees are under an obligation to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of clients.



     INVESCO acknowledges that conflicts of interest do arise and where a conflict of interest is considered material, INVESCO will not vote until a resolution has been agreed upon and implemented.

                              PROXY POLICY APPLIES
                                TO THE FOLLOWING:
                            INVESCO HONG KONG LIMITED



                            INVESCO HONG KONG LIMITED



                               PROXY VOTING POLICY



                                  8 APRIL 2004

TABLE OF CONTENTS


Introduction                                            2
1. Guiding Principles                                   3
2. Proxy Voting Authority                               4
3. Key Proxy Voting Issues                              7
4. Internal Admistration and Decision-Making Process   10
5. Client Reporting                                    12

INTRODUCTION


          This policy sets out Invesco's approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients



          Invesco's proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1.   GUIDING PRINCIPLES



     1.1 Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.



     1.2 The sole objective of Invesco's proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients' investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients' economic interests, or to favour a particular client or other relationship to the detriment of others.



     1.3 Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder's role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise's Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.



     1.4 The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.



     1.5 Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2.   PROXY VOTING AUTHORITY



     2.1 An important dimension of Invesco's approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.



     2.2 An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco's role would be both to make voting decisions on clients' behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.



     2.3 In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.



     2.4   INDIVIDUALLY-MANAGED CLIENTS



     2.4.1 As a matter of general policy, Invesco believes that unless a client's mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client's interests alone.



     2.4.2 The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.



     2.4.3 In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.



     2.4.4 While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.



     2.4.5 In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.



     2.4.6 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

           PROXY VOTING AUTHORITY



           Individually-Managed Clients



           Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.



           In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.



     2.5   POOLED FUND CLIENTS



     2.5.1 The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.



     2.5.2 These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.



     2.5.3 As in the case of individually-managed clients who delegate their proxy voting authority, Invesco's accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager's broader client relationship and reporting responsibilities.



     2.5.4 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:



           PROXY VOTING AUTHORITY



           Pooled Fund Clients



           In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.



           Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3. KEY PROXY VOTING ISSUES



     3.1 This section outlines Invesco's intended approach in cases where proxy voting authority is being exercised on clients' behalf.



     3.2 Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.



     3.3 Invesco applies two underlying principles. First, our interpretation of 'material voting issues' is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' portfolios through investment performance and client service.



     3.4 In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.



     3.5   PORTFOLIO MANAGEMENT ISSUES - ACTIVE EQUITY PORTFOLIOS



     3.5.1 While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.



     3.5.2 In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco's approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.



     3.5.3 Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:



           KEY VOTING ISSUES



           Major Corporate Proposals



           Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.




           - contentious issues (eg. issues of perceived national interest, or where there has



           -    been extensive press coverage or public comment);



           -    approval of changes of substantial shareholdings;



           -    mergers or schemes of arrangement; and



           -    approval of major asset sales or purchases.

           As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments, unless balanced by reasonable increase in net worth of the shareholding.



           Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.



           Invesco's approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.



     3.6   ADMINISTRATIVE ISSUES



     3.6.1 In addition to the portfolio management issues outlined above, Invesco's proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients' behalf.



     3.6.2 There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.



     3.6.3 In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.



     3.6.4 While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.



     3.6.5 These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a "yes" vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.



     3.6.6 Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' investments through portfolio management and client service. The policies outlined below have been prepared on this basis.



           KEY PROXY VOTING ISSUES



           Administrative Constraints



           In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.



           A significant proportion in this context means 5% or more of the market capitalisation of the company.

4.   INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS



     4.1 The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:


      ----------------------
              COMPANY
      ----------------------
                |
                |  Notice Paper
               \|/
---------   ---------   ---------   ---------   ---------   ---------   ---------
Custodian   Custodian   Custodian   Custodian   Custodian   Custodian   Custodian   (etc)
  No. 1       No. 2       No. 3       No. 4       No. 5       No. 6       No. 7
---------   ---------   ---------   ---------   ---------   ---------   ---------
              |  /|\
Courier /     |   |       INSTRUCTION OF VOTING
Fax advice    |   |
             \|/  |
      ----------------------
        IAL Settlement Team  <----
      ----------------------      |
                |                 |
                |  Memo           |
               \|/                |
      ----------------------      |
          Primary Equity          |     ADVISE DECISION
      Investment Manager for      |      (RETURN EMAIL)
          relevant market         |
      ----------------------      |
                |                 |
                |  Decision       |
               \|/                |
      ----------------------      |
              Vote            ----
      ----------------------


     4.2 As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.



     4.3 A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.



     4.4 Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.



     4.5 The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.



     4.6 A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting "season", when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco's ability to influence a custodian's service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.



     4.7 The following policy commitments are implicit in these administrative and decision-making processes:



          INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS



          Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.



          The voting decision will be made by the Primary Investment Manager responsible for the market in question.



          A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.



          Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients' behalf.



          Invesco's ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5.   CLIENT REPORTING



     5.1  Invesco will keep records of its proxy voting activities.



     5.2 Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.



     5.2 The following points summarise Invesco's policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client's mandate):



          CLIENT REPORTING



          Where proxy voting authority is being exercised on a client's behalf, a statistical summary of voting activity will be provided on request as part of the client's regular quarterly report.



          Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

                     Proxy policy applies to the following:
                       INVESCO INSTITUTIONAL (N.A.), INC.
                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
                     INVESCO SENIOR SECURED MANAGEMENT, INC.


                                 (INVESCO LOGO)


                              PROXY VOTING POLICIES



                                       AND



                                   PROCEDURES



                                                                     March, 2009

                                 GENERAL POLICY


     Each of Invesco Institutional (N.A.), Inc. its wholly-owned subsidiaries, and Invesco Global Asset Management (N.A.), Inc. (collectively, "Invesco"), has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



     Invesco believes that it has a duty to manage clients' assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.



     Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



     Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the "Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements" section below.



BEST ECONOMIC INTERESTS OF CLIENTS



     In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



RISKMETRICS' SERVICES



     Invesco has contracted with RiskMetrics Group ("RiskMetrics," formerly known as ISS), an independent third party service provider, to vote Invesco's clients' proxies according to RiskMetrics' proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Voting Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco's clients. This may include a review of RiskMetrics' Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.



     Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client's account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.



     In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.



PROXY VOTING FOR FIXED INCOME ASSETS AND STABLE VALUE WRAP AGREEMENTS



     Some of Invesco's fixed income clients hold interests in preferred stock of companies and some of Invesco's stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco's clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.



PROXY COMMITTEE



     The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.



     The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled "Best Economic Interests of Clients," above.



     The Proxy Committee also is responsible for monitoring adherence to these procedures, evaluating industry trends in proxy voting and engaging in the annual review described in the section entitled "RiskMetrics' Services," above.



RECUSAL BY RISKMETRICS OR FAILURE OF RISKMETRICS TO MAKE A RECOMMENDATION



     When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the "Conflicts of Interest" section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.



OVERRIDE OF RISKMETRICS' RECOMMENDATION



     There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.



PROXY COMMITTEE MEETINGS



     When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.



     The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:



     (1)  describe any real or perceived conflict of interest,



     (2) determine whether such real or perceived conflict of interest is material,



     (3)  discuss any procedure used to address such conflict of interest,



     (4) report any contacts from outside parties (other than routine communications from proxy solicitors), and



     (5) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.



     Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.



CERTAIN PROXY VOTES MAY NOT BE CAST



     In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.



PROXY VOTING RECORDS



     The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how

Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.



                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



     In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.



     In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco's clients. For each director, officer and employee of Invesco ("Invesco person"), the interests of Invesco's clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco's affiliates. Accordingly, no Invesco person may put "personal benefit," whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco's clients.



     Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:



     - Business Relationships - where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



     - Personal Relationships - where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



     - Familial Relationships - where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



     In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics' general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco's client(s) for direction as to how to vote the proxies.

     In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.



     In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



     In addition, members of the Proxy Committee must notify Invesco's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company's representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.

                                                                      APPENDIX A



                        ACKNOWLEDGEMENT AND CERTIFICATION



     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.



                                        ----------------------------------------
                                                        Print Name



-------------------------------------   ----------------------------------------
                 Date                                   Signature

                                  PROXY VOTING



   Policy Number: B-6 Effective Date: May 1, 2001 Revision Date: January 2009



                             PURPOSE AND BACKGROUND



In its trusteeship and management of mutual funds, Invesco Trimark acts as fiduciary to the unitholders and must act in their best interests.



                                   APPLICATION



Invesco Trimark will make every effort to exercise all voting rights with respect to securities held in the mutual funds that it manages in Canada or to which it provides sub-advisory services, including a Fund registered under and governed by the US Investment Company Act of 1940, as amended (the "US Funds") (collectively, the "Funds"). Proxies for the funds distributed by Invesco Trimark and managed by an affiliate or a third party (a "Sub-Advisor") will be voted in accordance with the Sub-Advisor's policy, unless the sub-advisory agreement provides otherwise.



The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund. Portfolio managers must vote proxies in accordance with the Invesco Trimark Proxy Voting Guidelines (the Guidelines), as amended from time to time, a copy of which is attached to this policy.



When a proxy is voted against the recommendation of the publicly traded company's Board, the portfolio manager will provide to the Chief Investment Officer ("CIO") or designate the reasons in writing for any vote in opposition to management's recommendation.



Invesco Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Funds, in accordance with the Guidelines.



                               RECORDS MANAGEMENT



The Invesco Trimark Investment Operations department will endeavour to ensure that all proxies and notices are received from all issuers on a timely basis, and will maintain for all Funds:



          -    A record of all proxies received;



          -    a record of votes cast;



          - a copy of the reasons for voting against management; and for the US Funds



          -    the documents mentioned above; and



          - a copy of any document created by Invesco Trimark that was material to making a decision how to vote proxies on behalf of a U.S. Fund and that memorializes the basis of that decision.



Invesco Trimark has a dedicated person ( "Administrator") who manages all proxy voting materials. Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format.

Once a circular is received, the Administrator verifies that all shares and Funds affected are correctly listed. The Administrator then gives a copy of the proxy ballot to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.



Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent. The external service provider retains on behalf of Invesco Trimark a record of the votes cast and agrees to provide Invesco Trimark with a copy of proxy records promptly upon request. The service provider must make all documents available to Invesco Trimark for a period of 7 years. In the event that Invesco Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and ii) for a period of 5 years thereafter at the same location or at any other location.



REPORTING



The CIO will report on proxy voting to the Fund Boards on an annual basis with respect to all funds managed in Canada or distributed by Invesco Trimark and managed by a Sub-Advisor. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time.



In accordance with National Instrument 81-106 (NI 81-106), proxy voting records for all Canadian mutual funds for years ending June 30th are posted on Invesco Trimark's website no later than August 31st of each year.



The Invesco Trimark Compliance department will review the proxy voting records held by Invesco Trimark on an annual basis to confirm that proxy voting records are posted by the August 31st deadline under NI 81-106. A summary of the review will be retained onsite for 2 years and thereafter offsite for 5 years with a designated records maintenance firm.

                                 INVESCO TRIMARK



                             PROXY VOTING GUIDELINES



PURPOSE



The purpose of this document is to describe Invesco Trimark's general guidelines for voting proxies received from companies held in Invesco Trimark's Toronto-based funds. Proxy voting for the funds managed on behalf of Invesco Trimark on a sub-advised basis (i.e. by other Invesco business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities. As part of its regular due diligence, Invesco Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.



INTRODUCTION



Invesco Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies.



The default is to vote with the recommendation of the publicly traded company's Board.



As a general rule, Invesco Trimark shall vote against any actions that would:



          -    reduce the rights or options of shareholders,



          - reduce shareholder influence over the board of directors and management,



          - reduce the alignment of interests between management and shareholders, or



          -    reduce the value of shareholders' investments.



At the same time, since Invesco Trimark's Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the positions of a company's board of directors. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company's board of directors.



While Invesco Trimark's proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.



These guidelines may be amended from time to time.



CONFLICTS OF INTEREST



When voting proxies, Invesco Trimark's portfolio managers assess whether there are material conflicts of interest between Invesco Trimark's interests and those of unitholders. A potential conflict of interest situation may include where Invesco Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm Invesco Trimark's relationship with the company. In all situations, the portfolio managers will not take Invesco Trimark's relationship with the company into account, and will vote the proxies in the best interest of the unitholders. To the extent that a portfolio manager has any personal conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the CIO any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process. The CIO will report any conflicts of interest to the Trading Committee and the Independent Review Committee on an annual basis.

I    BOARDS OF DIRECTORS



We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company's home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.



VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Votes in an uncontested election of directors are evaluated on a CASE-BY-CASE BASIS, considering factors that may include:



          -    Long-term company performance relative to a market index,



          -    Composition of the board and key board committees,



          -    Nominee's attendance at board meetings,



          - Nominee's time commitments as a result of serving on other company boards,



          -    Nominee's investments in the company,



          -    Whether the chairman is also serving as CEO, and



          -    Whether a retired CEO sits on the board.



VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Votes in a contested election of directors are evaluated on a CASE-BY-CASE BASIS, considering factors that may include:



          - Long-term financial performance of the target company relative to its industry,



          -    Management's track record,



          -    Background to the proxy contest,



          -    Qualifications of director nominees (both slates),



          - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and



          -    Stock ownership positions.



MAJORITY THRESHOLD VOTING FOR DIRECTOR ELECTIONS



We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate and timely response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.



REIMBURSEMENT OF PROXY SOLICITATION EXPENSES



Decisions to provide reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE BASIS.



SEPARATING CHAIRMAN AND CEO

Shareholder proposals to separate the chairman and CEO positions should be evaluated on a CASE-BY-CASE BASIS.



While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:



          - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;



          -    Majority of independent directors;



          -    All-independent key committees;



          -    Committee chairpersons nominated by the independent directors;



          - CEO performance is reviewed annually by a committee of outside directors; and



          -    Established governance guidelines.



MAJORITY OF INDEPENDENT DIRECTORS



While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.



We generally vote for shareholder proposals that request that the board's audit, compensation, and/or nominating committees be composed exclusively of independent directors.



STOCK OWNERSHIP REQUIREMENTS



We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.



We generally vote for proposals that require a certain percentage of a director's compensation to be in the form of common stock.



SIZE OF BOARDS OF DIRECTORS



We believe that the number of directors is important to ensuring the board's effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.



While we will prefer a board of no fewer than 5 and no more than16 members, each situation will be considered on a CASE-BY-CASE basis taking into consideration the specific company circumstances.



CLASSIFIED OR STAGGERED BOARDS



In a classified or staggered board, directors are typically elected in two or more "classes", serving terms greater than one year.



We prefer the annual election of all directors and will generally NOT SUPPORT proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a CASE-BY-CASE basis.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION



We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs. As a result, limitations on directors' liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.



We generally vote for proposals that limit directors' liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.



II   AUDITORS



A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.



RATIFICATION OF AUDITORS



We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.



We generally vote for the reappointment of the company's auditors unless:



          - It is not clear that the auditors will be able to fulfill their function;



          - There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



          - The auditors have a significant professional or personal relationship with the issuer that compromises their independence.



DISCLOSURE OF AUDIT VS. NON-AUDIT FEES



Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.



There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.



III  COMPENSATION PROGRAMS



Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.



While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a CASE-BY-CASE basis taking into consideration the general principles described above):

CASH COMPENSATION AND SEVERANCE PACKAGES



We will generally SUPPORT the board's discretion to determine and grant appropriate cash compensation and severance packages.



EQUITY BASED PLANS - DILUTION



We will generally vote AGAINST equity-based plans where the total dilution (including all equity-based plans) is excessive. The CIO will require a written explanation any time a portfolio manager votes against an equity-based plans.



EMPLOYEE STOCK PURCHASE PLANS



We will generally vote FOR the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a CASE-BY-CASE basis.



LOANS TO EMPLOYEES



We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a CASE-BY-CASE basis.



STOCK OPTION PLANS - BOARD DISCRETION



We will vote AGAINST stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.



STOCK OPTION PLANS - INAPPROPRIATE FEATURES



We will generally vote against plans that have any of the following structural features:



          - ability to re-price "underwater" options without shareholder approval,



          - ability to issue options with an exercise price below the stock's current market price,



          -    ability to issue "reload" options, or



          -    automatic share replenishment ("evergreen") features.



STOCK OPTION PLANS - DIRECTOR ELIGIBILITY



While we prefer stock ownership by directors, we will SUPPORT stock option plans for directors as long as the terms and conditions of director options are clearly defined



STOCK OPTION PLANS - REPRICING



We will vote FOR proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.



STOCK OPTION PLANS - VESTING



We will vote AGAINST stock option plans that are 100% vested when granted.



STOCK OPTION PLANS - AUTHORIZED ALLOCATIONS

We will generally vote AGAINST stock option plans that authorize allocation of 25% or more of the available options to any one individual.



STOCK OPTION PLANS - CHANGE IN CONTROL PROVISIONS



We will vote AGAINST stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.



IV   CORPORATE MATTERS



We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.



COMMON STOCK AUTHORIZATION



We will review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.



DUAL CLASS SHARE STRUCTURES



Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.



We will generally vote AGAINST proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.



STOCK SPLITS



We will vote FOR proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



REVERSE STOCK SPLITS



We will vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.



SHARE REPURCHASE PROGRAMS



We will vote AGAINST proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.



REINCORPORATION



Reincorporation involves re-establishing the company in a different legal jurisdiction.



We will generally vote FOR proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will NOT BE SUPPORTED if solely as part of an anti-takeover defense or as a way to limit directors' liability.



MERGERS & ACQUISITIONS

We will vote FOR merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:



          -    will result in financial and operating benefits,



          -    have a fair offer price,



          -    have favourable prospects for the combined companies, and



          - will not have a negative impact on corporate governance or shareholder rights.



V    SOCIAL RESPONSIBILITY



We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.



We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.



We SUPPORT efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.



VI   SHAREHOLDER PROPOSALS



Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a CASE-BY-CASE basis with consideration of factors such as:



          - the proposal's impact on the company's short-term and long-term share value,



          -    its effect on the company's reputation,



          -    the economic effect of the proposal,



          -    industry and regional norms applicable to the company,



          -    the company's overall corporate governance provisions, and



          -    the reasonableness of the request.



We will generally SUPPORT shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:



          - the company has failed to adequately address these issues with shareholders,



          - there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or



          - the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.



We will generally NOT SUPPORT shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.



ORDINARY BUSINESS PRACTICES

We will generally SUPPORT the board's discretion regarding shareholder proposals that involve ordinary business practices.



PROTECTION OF SHAREHOLDER RIGHTS



We will generally vote FOR shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



BARRIERS TO SHAREHOLDER ACTION



We will generally vote FOR proposals to lower barriers to shareholder action.



SHAREHOLDER RIGHTS PLANS



We will generally vote FOR proposals to subject shareholder rights plans to a shareholder vote.



VII  OTHER



We will vote AGAINST any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



We will vote AGAINST any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


     All information listed below is as of, July 8, 2009.


AIM HIGH INCOME MUNICIPAL FUND


                                                                                           INSTITUTIONAL
                                        CLASS A       CLASS B      CLASS C      CLASS Y        CLASS
                                         SHARES       SHARES       SHARES       SHARES*        SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
                                        OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER     RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Arboretum Limited Partnership               --           --           --         7.56%            --
c/o P Andrews McClane
77 Dean Road
Weston, MA 02493-2709

Citigroup Global Markets House Acct.      6.43%          --        10.09%          --             --
Attn: Cindy Tempesta 7th Floor
333 West 34th St.
New York, NY 10001-2402

First Command Bank Trust                    --           --           --           --          95.88%
FBO First Command SIP
Attn: Trust Department
P. O. Box 901075
Fort Worth, TX 76101-2075

Merrill Lynch Pierce Fenner & Smith       9.59%        9.94%       29.11%       66.44%            --
FBO the Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                              5.96%       22.89%        8.95%          --             --
1 Pershing Plaza
Jersey City, NJ 07399-0001

Wells Fargo Investments LLC               6.80%          --           --           --             --
FBO: Customer Accounts
Attn: Mutual Fund Operations
625 Marquette Avenue FL 13
Minneapolis, MN 55402-2323

AIM TAX-EXEMPT CASH FUND


                                        CLASS A       CLASS Y      INVESTOR
                                         SHARES       SHARES     CLASS SHARES
                                       ----------   ----------   ------------
                                       PERCENTAGE   PERCENTAGE    PERCENTAGE
                                        OWNED OF     OWNED OF      OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER     RECORD       RECORD        RECORD
------------------------------------   ----------   ----------   ------------
CFP Holdings Ltd Partnership               --        28.53%          --
Attn: Gary Crum
11 Greenway Plaza, Suite 1919
Houston, TX 77046-1103

David R. Graham TTEE                       --         6.59%          --
The Graham 1994 Children's Trust
dtd 09/06/1994
FBO Whitney Laurel Graham UA
P. O. Box 1063
Houston, TX 77251-1063

Edgar M. Larsen and                        --         5.25%          --
Stephanie D Larsen JTWROS*
2121 Kirby Drive
Apt 16 South
Houston, TX 77019

Gary Crum or Sylvie Crum TTEES*            --         5.27%          --
CFP Revocable Trust
UA dtd 10/29/2009
11 Greenway Plaza, Suite 2600
Houston, TX 77046-1100

Martha Fuller Clark*                     5.76%          --           --
Geoffrey E. Clark JT TEN
240 Islington Street
Portsmouth, NH 03801-4204

Monica Plangman Sellers TTEE               --         6.67%          --
Clayton M. Crum GST Trust
11 Greenway Plaza, Suite 2600
Houston, TX 77046-1100

Serapis Ltd.                               --        15.70%          --
Robert H. Graham
Managing General Partner
P. O. Box 1063
Houston, TX 77251-1063



*    Owned of record and beneficially.

AIM TAX-FREE INTERMEDIATE FUND


                                        CLASS A      CLASS A3      CLASS Y    INSTITUTIONAL
                                         SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
                                        OWNED OF     OWNED OF     OWNED OF       OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER     RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   -------------
Charles Schwab & Co Inc.                 6.42%          --           --              --
Special Custody FBO Customers (RPS)
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Citigroup Global Markets House Acct.    12.01%          --           --              --
Attn: Cindy Tempesta 7th Floor
333 West 34th St.
New York, NY 10001-2402

First Clearing LLC                         --           --           --            8.00%
Anne M. Brock &
Richard H. Brock JT WROS
4204 Greenbrier Drive
Dallas, TX 75225-6637

First Command Bank Trust                   --           --           --           35.72%
FBO First Command Sip
Attention: Trust Department
P.O. Box 901075
Fort Worth, TX 76101-2075

Mark J. Hausknecht*                      6.51%          --           --              --
2322 Maroneal Street
Houston, TX 77030-3218

Merrill Lynch Pierce Fenner & Smith        --           --         25.00%            --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

National Financial Services Corp.          --           --           --           25.18%
The Exclusive Benefit of Cust
One World Financial Center
Attn: Kate - Recon
200 Liberty St 5th Floor
New York, NY 10281-5503

NFS LLC FEBO                            25.01%          --           --              --
First American Bank
218 W. Main St
West Dundee, IL 60118-2019

Pershing LLC                             9.01%        6.77%          --           14.24%
P.O. Box 2052
Jersey City, NJ 07303-2052

*    Owned of record and beneficially.



                                        CLASS A      CLASS A3      CLASS Y    INSTITUTIONAL
                                         SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
                                        OWNED OF     OWNED OF     OWNED OF       OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER     RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   -------------
UBS Financial Services Inc. FBO            --           --         33.17%            --
CFP Investments, LP
11 E. Greenway Plaza, Suite 2600
Houston, TX 77046-1100

UBS Financial Services Inc. FBO            --           --          6.62%            --
CFP Holdings LTD
11 E. Greenway Plaza, Suite 2600
Houston, TX 77046-1100

UBS Financial Services Inc. FBO            --           --          6.64%            --
Michael J. Cemo
4015 Inverness Drive
Houston, TX 77019-1005


MANAGEMENT OWNERSHIP


     As of July 8, 2009, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

                                   APPENDIX G

                                 MANAGEMENT FEES

For the last three fiscal years ended March 31, the management fees payable by each Fund, the amounts waived by Invesco Aim and the net fees paid by each Fund were as follows:


                                2009                                     2008                                   2007
                --------------------------------------- --------------------------------------- -----------------------------------
                                                                     MANAGEMENT                                             NET
                MANAGEMENT   MANAGEMENT  NET MANAGEMENT MANAGEMENT      FEE      NET MANAGEMENT  MANAGEMENT  MANAGEMENT  MANAGEMENT
FUND NAME       FEE PAYABLE FEE WAIVERS     FEE PAID    FEE PAYABLE   WAIVERS       FEE PAID    FEE PAYABLE  FEE WAIVERS  FEE PAID
---------       ----------- -----------  -------------- ----------- -----------  -------------- ----------- ------------ ----------
AIM High
   Income
   Municipal
   Fund          $3,418,808 $(1,402,739)   $2.016,069    $3,605,501 $(1,726,059)   $1,879,442   $2,869,785  $(1,693,677) $1,176,108
AIM
   Tax-Exempt
   Cash Fund        158,287     (17,206)      141,081       169,393          --       169,393      173,484           --     173,484
AIM Tax-Free
   Intermediate
   Fund             866,353          --       866,353       551,317          --       551,317      831,943           --     831,943

                                   APPENDIX H

                               PORTFOLIO MANAGERS



PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS



     Invesco Aim's portfolio managers develop investment models which are used in connection with the management of certain AIM Funds as well as other mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.



The following information is as of March 31, 2009:



                                            OTHER REGISTERED
                                          INVESTMENT COMPANIES    OTHER POOLED INVESTMENT
                                           MANAGED (ASSETS IN    VEHICLES MANAGED (ASSETS   OTHER ACCOUNTS MANAGED
                                                MILLIONS)              IN MILLIONS)          (ASSETS IN MILLIONS)
                        DOLLAR RANGE      --------------------   ------------------------   ----------------------
                       OF INVESTMENTS     NUMBER OF               NUMBER OF                   NUMBER OF
PORTFOLIO MANAGER      IN EACH FUND(1)    ACCOUNTS     ASSETS     ACCOUNTS      ASSETS         ACCOUNTS   ASSETS
-----------------     -----------------   ---------   --------   ----------    --------       ---------   ------
                                             AIM HIGH INCOME MUNICIPAL FUND
Gerard Pollard        $50-001-$100,000     None          None       None        None             None      None
Franklin Ruben        $100,001-$500,001    None          None       None        None              1        $17.2
                                             AIM TAX-FREE INTERMEDIATE FUND
Richard Berry         $100,001-$500,001     1           $529.3      None        None              2        $84.6
Stephen Turman        $10,001-$50,000       1           $529.3      None        None              2        $84.6



POTENTIAL CONFLICTS OF INTEREST



     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:



- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Advisor and each Sub-Advisor seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other


----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

     accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.



- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Advisor, each Sub-Advisor and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.



- The Advisor and each Sub-Advisor determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor and each Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.



- Finally, the appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.



     The Advisor, each Sub-Advisor, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.



DESCRIPTION OF COMPENSATION STRUCTURE



For the Advisor and each affiliated Sub-Advisor



     The Advisor and each Sub-Advisor seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. The Advisor and each Sub-Advisor evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:



     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Advisor and each Sub-Advisor's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.



     Annual Bonus. The portfolio managers are eligible, along with other employees of the Advisor and each Sub-Advisor, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for the Advisor and each of the Sub-Advisor's investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

     Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.



Table 1



SUB-ADVISOR                                         PERFORMANCE TIME PERIOD(2)
-------------------------------------------------   -------------------------------------------------
Invesco Aim(3)
Invesco Institutional (Except Invesco Real Estate   One-, Three- and Five-year performance against
   U.S.) (3)                                        Fund peer group.
Invesco Global(3)
Invesco Australia
Invesco Deutschland

Invesco Institutional - Invesco Real Estate U.S.    N/A

Invesco Senior Secured                              N/A

Invesco Trimark(3)                                  One-year performance against Fund peer group.

                                                    Three- and Five-year performance against entire
                                                    universe of Canadian funds.

Invesco Hong Kong(3)

Invesco Asset Management                            One- and Three-year performance against Fund peer
                                                    group.

Invesco Japan                                       One-, Three- and Five-year performance against
                                                    the appropriate Micropol benchmark.



     Invesco Institutional - Invesco Real Estate U.S.'s bonus is based on net operating profits of Invesco Institutional - Invesco Real Estate U.S.



     Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.



     High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.



     Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain AIM Funds with a vesting period as well as common shares and/or restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco's Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



     Portfolio managers also participate in benefit plans and programs available generally to all employees.


----------
(2)  Rolling time periods based on calendar year end.

(3) Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the portfolio manager at the time the award is granted.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

     The Funds paid Invesco Aim the following amounts for administrative services for the last three fiscal years ended March 31:


         FUND NAME                 2009       2008       2007
         ---------               --------   --------   --------
AIM High Income Municipal Fund   $167,363   $170,321   $136,693
AIM Tax-Exempt Cash Fund           50,000     50,000     50,000
AIM Tax-Free Intermediate Fund     91,270     50,000     83,783

                                   APPENDIX J

                              BROKERAGE COMMISSIONS


     During the last three fiscal years ended March 31, 2009 the Funds did not pay brokerage commissions.

                                   APPENDIX K

DIRECTED BROKERAGE (RESEARCH SERVICES)


     During the last fiscal year ended March 31, 2009, the Funds did not pay directed brokerage commissions.


PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS


     During the last fiscal year ended March 31, 2009, none of the Funds purchased securities of their "regular" brokers or dealers.

                                   APPENDIX L



APPENDIX L



CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS



1st Global Capital Corporation
1st Partners, Inc.
401k Exchange, Inc.
401k Producer Services
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
AIG Retirement
Advantage Capital Corporation
Advest Inc.
Allianz Life
Allstate
American Portfolios Financial Services Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial Corporation
Ascensus
Associated Securities Corporation
AXA Advisors, LLC
The Bank of New York
Bank of America
Bank of Oklahoma
Bear Stearns Securities Corp.
BOSC, Inc.
Branch Banking & Trust Company
Brown Brothers Harriman & Co.
Buck Kwasha Securities LLC
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella & Co., Inc.
Cantor Fitzgerald & Co.
Centennial Bank
Charles Schwab & Company, Inc.
Chase Citibank, N.A.
Citigroup
Citistreet
Comerica Bank
Commerce Bank
Commonwealth Financial Network LPL
Community National Bank
Compass Bank
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CPI Qualified Plan Consultants, Inc.
Credit Suisse Securities
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
D.A. Davidson & Company
Daily Access Corporation
Deutsche Bank Securities, Inc.
Dorsey & Company Inc.
Edward Jones & Co.
Equity Services, Inc.
Expertplan
Fidelity
Fifth Third Bank
Fifth Third Securities, Inc.
Financial Data Services Inc.
Financial Network Investment Corporation
Financial Planning Association
Financial Services Corporation
First Clearing Corp.
First Command Financial Planning, Inc.
First Financial Equity Corp.
First Southwest Company
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors, Inc.
Gardner Michael Capital, Inc.
GE Capital Life Insurance Company of New York
GE Life & Annuity Company
Genworth
Genworth Financial Securities Corp.
Glenbrook Life and Annuity Company
Goldman, Sachs & Co.
Great West Life
Guaranty Bank & Trust
Guardian
GunnAllen Financial
GWFS Equities, Inc.
Hare and Company
Hartford
H.D. Vest
Hewitt Financial Services
Hightower Securities, LLC
Hornor, Townsend & Kent, Inc.
Huntington Capital
Huntington National Bank
The Huntington Investment Company
ICMA Retirement Corporation
ING
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investacorp, Inc.
Investment Centers of America, Inc.
Jackson National Life
Jefferson National Life Insurance Company
Jefferson Pilot Securities Corporation
J.M. Lummis Securities
JP Morgan
Kanaly Trust Company
Kemper
LaSalle Bank, N.A.
Lincoln Financial
Loop Capital Markets, LLC
LPL Financial Corp.
M & T Securities, Inc.
M M L Investors Services, Inc.
Marshall & Ilsley Trust Co., N.A.
Mass Mutual
Matrix
Mellon Bank N.A.
Mellon Financial
Mellon Financial Markets
Mercer Trust Company
Merrill Lynch
Metlife
Metropolitan Life
Meyer Financial Group, Inc.
Money Concepts
Morgan Keegan & Company, Inc.
Morgan Stanley
MSCS Financial Services, LLC
Multi-Financial Securities Corporation
Municipal Capital Markets Group, Inc.
Mutual Service Corporation
Mutual Services, Inc.
N F P Securities, Inc.
NatCity Investments, Inc.
National Financial Services Corporation
National Planning Corporation
National Planning Holdings
National Retirement Partners Inc.
Nationwide
New York Life
Next Financial Group, Inc.
NFP Securities Inc.
Northeast Securities, Inc.
Northwestern Mutual Investment Services
OneAmerica Financial Partners Inc.
Oppenheimer & Company, Inc.

Oppenheimer Securities
Oppenheimer Trust Company
Pacific Life
Penn Mutual Life
Penson Financial Services
Pershing
PFS Investments, Inc.
Phoenix Life Insurance Company
Piper Jaffray
Plains Capital Bank
Planco
PNC Bank, N.A.
PNC Capital Markets LLC
Primevest Financial Services, Inc.
Princeton Retirement Group, Inc.
Principal Financial
Proequities, Inc.
Prudential
R B C Dain Rauscher, Inc.
RBC Wealth Management
Raymond James
Ridge Clearing
Robert W. Baird & Co.
Ross Sinclair & Associates LLC
Royal Alliance Associates
Riversource (Ameriprise)
RSBCO
S I I Investments, Inc.
Salomon Smith Barney
Sanders Morris Harris
SCF Securities, Inc.
Scott & Stringfellow, Inc.
Securities America, Inc.
Security Distributors, Inc.
Sentra Securities
Silverton Capital, Corp.
Simmons First Investment Group, Inc.
Smith Barney Inc.
Smith Hayes Financial Services
Southwest Securities
Sovereign Bank
Spelman & Company
State Farm
State Street Bank & Trust Company
Stifel Nicolaus & Company
SunAmerica Securities, Inc.
SunGard
Sun Life SunTrust
SunTrust Robinson Humphrey
SWS Financial Services, Inc.
Symetra Investment Services Inc.
TD Ameritrade
The (Wilson) William Financial Group
TFS Securities, Inc.
Transamerica Capital Inc.
Transamerica Treasury Curve, LLC
Treasury Strategies
T Rowe Price
Trust Management Network, LLC
U.S. Bancorp
UBS Financial Services Inc.
UMB Financial Services, Inc.
Union Bank
Union Bank of California, N.A.
Union Central
United Planners Financial
US Bank
U.S. Bank, N.A.
UVEST
Vanguard Marketing Corp.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments, Inc.
Vining Sparks IBG, LP
Wachovia Capital Markets, LLC
Wachovia
Wadsworth Investment Co., Inc.
Waterstone Financial Group, Inc.
Wells Fargo
Woodbury Financial Services, Inc.
Zions Bank

                                   APPENDIX M

  AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS


     A list of amounts paid by each class of shares to Invesco Aim Distributors pursuant to the Plans for the year ended March 31, 2009 is as follows:



                                 CLASS A    CLASS A3   CLASS B      CLASS C    INVESTOR CLASS
FUND                              SHARES     SHARES     SHARES      SHARES         SHARES
----                             --------   --------   --------   ----------   --------------
AIM High Income Municipal Fund   $917,415        N/A   $229,708   $1,005,444         N/A
AIM Tax-Exempt Cash Fund*        $ 20,562        N/A        N/A          N/A         N/A
AIM Tax-Free Intermediate Fund        N/A   $306,929        N/A          N/A         N/A



* Under the Class A Plan, the amount payable to Invesco Aim Distributors was $62,439; however, Invesco Aim Distributors waived fees in the amount of $41,877.

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


     An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the year ended March 31, 2009 is as follows:



                                               PRINTING &              UNDERWRITERS      DEALERS
                                 ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                 -----------   ----------   --------   ------------   ------------   ---------   ------
AIM High Income Municipal Fund       $ 0           $ 0         $ 0          $ 0         $917,415        $ 0        $ 0
AIM Tax-Exempt Cash Fund               0             0           0            0           20,562          0          0



     An estimate by category of the allocation of actual fees paid by Class A3 shares of AIM Tax-Free Intermediate Fund during the year ended March 31, 2009 follows:



                                               PRINTING &              UNDERWRITERS      DEALERS
                                 ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                 -----------   ----------   --------   ------------   ------------   ---------   ------
AIM Tax-Free Intermediate Fund       $ 0           $ 0         $ 0          $ 0         $306,929        $ 0        $ 0



     An estimate by category of the allocation of actual fees paid by Class B Shares of AIM High Income Municipal Fund during the year ended March 31, 2009 follows:



                                               PRINTING &              UNDERWRITERS      DEALERS
                                 ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                 -----------   ----------   --------   ------------   ------------   ---------   ------
AIM High Income Municipal Fund      $ 201          $ 0        $ 201      $ 172,281       $53,804       $3,221      $ 0



     An estimate by category of the allocation of actual fees paid by Class C shares of AIM High Income Municipal Fund during the year ended March 31, 2009 follows:



                                               PRINTING &              UNDERWRITERS      DEALERS
                                 ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                 -----------   ----------   --------   ------------   ------------   ---------   ------
AIM High Income Municipal Fund     $ 8,789        $ 805      $ 4,477     $ 293,592      $ 643,092     $51,171    $3,518

                                   APPENDIX O

                               TOTAL SALES CHARGES

     The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by Invesco Aim Distributors for the last three fiscal years ended March 31.


                                         2009                   2008                    2007
                                 -------------------   ----------------------   -------------------
                                   SALES     AMOUNT       SALES       AMOUNT      SALES     AMOUNT
                                  CHARGE    RETAINED     CHARGES     RETAINED    CHARGES   RETAINED
                                 --------   --------   ----------   ---------   --------   --------
AIM High Income Municipal Fund   $839,669   $163,740   $1,449,492    $268,727   $808,606   $154,015
AIM Tax-Free Intermediate Fund      5,215      1,336        4,745       1,297      7,147      1,629



     The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders of AIM High Income Municipal Fund and Class A shareholders of AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund and retained by Invesco Aim Distributors for the last three fiscal years ended March 31:



                                   2009       2008       2007
                                 --------   --------   --------
AIM High Income Municipal Fund   $127,619   $259,859   $120,234
AIM Tax-Exempt Cash Fund            7,526         --         --
AIM Tax-Free Intermediate Fund         --         --        335

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).

     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

     This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

     GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of:
     Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

     AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

     STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

     INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim - and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND
     R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K.

     BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

     36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.


     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, Invesco Aim withdrew its pending Motion to Dismiss the claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services. On July 3, 2007, the Defendants filed an Omnibus Motion to Dismiss in both the class action (Lepera) and derivative (Essenmacher) lawsuits based on Plaintiffs' lack of standing to sue for injuries to funds the Plaintiffs do not own. On October 19, 2007, Judge Motz for the MDL Court denied the Defendants' Motion to Dismiss. On January 5, 2008, the parties reached an agreement in principle to settle both the class action (Lepera) and the derivative (Essenmacher) lawsuits, subject to the MDL Court approval. Individual class members have the right to object.



     On September 15, 2006, Judge Motz for the MDL Court granted the Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismissed such lawsuit. The Plaintiff appealed this decision. On June 16, 2008, the Fourth Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings. On December 15, 2008, the parties reached an agreement in principle to settle this lawsuit, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING



     The following civil class action lawsuit involves AIM Funds, IFG and/or Invesco Aim and alleges that the defendants inadequately employed fair value pricing. The lawsuit listed below has been served on IFG, AIM, the AIM Funds or related entities or has had service of process waived.



     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

a     - (a) Amended and Restated Agreement and Declaration of Trust of
        Registrant, dated September 14, 2005.(19)

      - (b) Amendment No. 1, dated May 24, 2006 to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(20)

      - (c) Amendment No. 2, dated July 5, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(20)

      - (d) Amendment No. 3, dated May 1, 2008, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(23)

      - (e) Amendment No. 4, dated June 19, 2008, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(23)

b     - (a) Amended and Restated Bylaws of Registrant adopted effective
        September 14, 2005.(19)

      - (b) Amendment, dated August 1, 2006, to Amended and Restated Bylaws of Registrant, adopted September 14, 2005.(21)

      - (c) Amendment No. 2, dated March 23, 2007, to Amended and Restated Bylaws of Registrant, adopted effective September 14, 2005.(21)

      - (d) Amendment No. 3, dated January 1, 2008, to Amended and Restated Bylaws of Registrant, adopted effective September 14, 2005.(22)

c     - Articles II, VI, VII, VIII and IX of the Amended and Restated
        Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated By-Laws, as amended, define rights of holders of shares.

d (1) - (a) Master Investment Advisory Agreement, dated June 1, 2000, between
        Registrant and A I M Advisors, Inc.(9)

      - (b) Amendment No. 1, dated September 10, 2001, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(12)

  (2) - Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May
        1, 2008, between Invesco Aim Advisors, Inc. on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc.(23)

e (1) - (a) First Restated Master Distribution Agreement, made as of August 18,
        2003, as subsequently amended, and restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(21)

      - (b) Amendment No. 1, dated December 8, 2006, to the First Restated Master Distribution Agreement, made as August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares), and A I M Distributors, Inc.(21)

      - (c) Amendment No. 2, dated January 31, 2007, to the First Restated Master Distribution Agreement, made as August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares), and A I M Distributors, Inc.(21)

      - (d) Amendment No. 3, dated February 28, 2007, to the First Restated Master Distribution Agreement, made as August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares), and A I M Distributors, Inc.(21)

      - (e) Amendment No. 4, dated March 9, 2007, to the First Restated Master Distribution Agreement, made as August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares), and A I M Distributors, Inc.(21)

      - (f) Amendment No. 5, dated April 23, 2007, to the First Restated Master Distribution Agreement, made as August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares), and A I M Distributors, Inc.(21)

      - (g) Amendment No. 6, dated September 28, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(22)

      - (h) Amendment No. 7, dated December 20, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(22)

      - (i) Amendment No. 8, dated April 28, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc. (formerly A I M Distributors, Inc.)(23)

      - (j) Amendment No. 9, dated April 30, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(23)

      - (k) Amendment No. 10, dated May 1, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(23)

      - (l) Amendment No. 11, dated July 24, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(24)

        (m) Amendment No. 12, dated October 3, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(25)



      - (n) Amendment No. 13, dated June 2, 2009, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(25)



      - (o) Amendment No. 14, dated June 2, 2009, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(25)



      - (p) Amendment No. 15, dated July 14, 2009, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(25)


 (2) - (a) First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and A I M Distributors, Inc.(21)

      - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and A I M Distributors, Inc. (21)

      - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as a restated September 20, 2006, by and between Registrant (Class B shares) and A I M Distributors, Inc.(21)

      - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as a restated September 20, 2006, by and between Registrant (Class B shares) and A I M Distributors, Inc. (21)

      - (e) Amendment No. 4, dated April 23, 2007, to the First Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as a restated September 20, 2006, by and between Registrant (Class B shares) and A I M Distributors, Inc. (21)

      - (f) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as a restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc. (23)

      - (g) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc. (23)

      - (h) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc.(24)


      - (i) Amendment No. 8, dated May 29, 2009, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc.(25)



      - (j) Amendment No. 9, dated June 2, 2009, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc.(25)



  (3) - Form of Selected Dealer Agreement between Invesco Aim Distributors, Inc. and selected dealers.(25)



  (4) - Form of Bank Selling Group Agreement between Invesco Aim Distributors, Inc. and banks.(25)



f (1) - Form of AIM Funds Retirement Plan for Eligible Directors/Trustees, as amended and restated January 1, 2008.(25)



  (2) - Form of AIM Funds Trustee Deferred Compensation Agreement for Registrant's Non-Affiliated Directors, as amended January 1, 2008.(25)


g (1) - (a) Custody Agreement, dated October 19, 1995, between Registrant and
        The Bank of New York.(2)

        (b) Amendment No. 1 to Custody Agreement, dated May 31, 2005, between Registrant and The Bank of New York.(22)

h (1) - (a) Third Amended and Restated Transfer Agency and Service Agreement,
        dated July 1, 2006, between Registrant and AIM Investment Services, Inc.
        (20)

      - (b) Amendment No. 1, dated July 1, 2007, to the Third Amended and Restated Transfer Agency and Service Agreement dated July 1, 2006, between Registrant and AIM Investment Services, Inc. (21)


      - (c) Amendment No. 2, dated October 3, 2008, to the Third Amended and Restated Transfer Agency and Service Agreement dated July 1, 2006, between Registrant and Invesco Aim Investment Services, Inc. (25)



      - (d) Amendment No. 3, dated July 1, 2009, to the Third Amended and Restated Transfer Agency and Service Agreement dated July 1, 2006, between Registrant and Invesco Aim Investment Services, Inc. (25)


  (2) - Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc. (21)


  (3) - (a) Fourth Amended and Restated Memorandum of Agreement regarding securities lending waiver, dated May 29, 2009,, between Registrant and Invesco Aim Advisors, Inc. with respect to all Funds.(25)

      - (b) Memorandum of Agreement, regarding expense limitations, dated July 14, 2009, between Registrant and Invesco Aim Advisors, Inc.(25)



      - (c) Memorandum of Agreement regarding advisory fee waivers, dated July 1, 2009, between Registrant and Invesco Aim Advisors, Inc.(25)


      - (d) Memorandum of Agreement regarding 12b-1 Fee Waivers, dated July 1, 2008, between Registrant, on behalf of AIM Tax-Exempt Cash Fund, and Invesco Aim Distributors, Inc.(23)

  (4) - Third Amended and Restated Interfund Loan Agreement, dated December 30, 2005, between Registrant and A I M Advisors, Inc.(21)

  (5) - Expense Reimbursement Agreement, dated June 30, 2003, between Registrant and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.).(16)


i     - Legal Opinion - None.



j (1) - Consent of Stradley Ronon Stevens & Young, LLP.(25)



  (2) - Consent of PricewaterhouseCoopers LLP.(25)



k     - Financial Statements for the period ended March 31, 2009 are incorporated by reference to the Funds' annual reports to shareholders contained in the Registrant's Form N-CSR filed on June 5, 2009.


l     - Initial Capitalization Agreement, dated January 2, 1998, for
        Registrant's AIM High Income Municipal Fund.(5)

m (1) - (a) First Restated Master Distribution Plan, effective as of August 18,
        2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and A I M Distributors, Inc.(21)

      - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and A I M Distributors, Inc.(21)

      - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and A I M Distributors, Inc.(21)

      - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and A I M Distributors, Inc.(21)

      - (e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and A I M Distributors, Inc.(21)

      - (f) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and Invesco Aim Distributors, Inc.(23)

      - (g) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and Invesco Aim Distributors, Inc.(23)

      - (h) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and Invesco Aim Distributors, Inc.(24)


      - (i) Amendment No. 8, dated May 29, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and Invesco Aim Distributors, Inc.(25)



      - (j) Amendment No. 9, dated June 2, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and Invesco Aim Distributors, Inc.(25)



      - (k) Amendment No. 10, dated July 1, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and Invesco Aim Distributors, Inc.(25)


  (2) - (a) Amended and Restated Master Distribution Plan (Class A3 shares), effective as of August 18, 2003.(15)

      - (b) Amendment No. 1, dated July 1, 2005, to the Amended and Restated Master Distribution Plan (Class A3 shares).(18)

  (3) - (a) First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares)
        (Securitization Feature).(21)

      - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(21)

      - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(21)

      - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(21)

      - (e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(21)

      - (f) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(23)

      - (g) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(23)

      - (h) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(24)


      - (i) Amendment No. 8, dated May 29, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(25)



      - (j) Amendment No. 9, dated June 2, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(25)



      - (k) Amendment No. 10, dated July 1, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(25)


  (4) - (a) First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(21)

      - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(21)

      - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(21)

      - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(21)

      - (e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(21)

      - (f) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(23)

      - (g) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(23)

      - (h) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(24)

      - (i) Amendment No. 8, dated May 29, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(25)



      - (j) Amendment No. 9, dated June 2, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(25)



      - (k) Amendment No. 10, dated July 1, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(25)



  (5) - Master Related Agreement to First Restated Master Distribution Plan (Class A shares).(25)


  (6) - Master Related Agreement to Amended and Restated Master Distribution Plan (Class A3 shares) to be used in connection with Registrant's Master Distribution Plans.(18)


  (7) - Master Related Agreement to First Restated Master Distribution Plan (Class C shares).(25)



n     - Fourteenth Amended and Restated Multiple Class Plan of The AIM Family of
        Funds(R) effective December 12, 2001, as amended and restated effective October 3, 2008.(25)


o     - Reserved.


p (1) - Invesco Aim Management Group Inc. and AIM Funds Code of Ethics, adopted
        May 1, 1981, as last amended effective January 1, 2009, relating to Invesco Aim Management Group Inc. and any of its subsidiaries.(25)



  (2) - INVESCO Code of Ethics, dated February 29, 2008, as last amended January 1, 2009, relating to Invesco Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (25)



  (3) - Code of Ethics, revised 2008 relating to Invesco Asset Management Limited.(25)



  (4) - Invesco Asset Management (Japan) Limited Code of Ethics on behalf of AIM Japan Fund.(22)



  (5) - Invesco Staff Ethics and Personal Share Dealing, dated September 2008, relating to Invesco Hong Kong Limited. (25)



  (6) - Invesco Ltd. Code of Conduct, revised November 2008, Invesco Trimark Ltd. Addendum to the Invesco Code of Conduct, revised July 2008, Policy No. D-6 Gifts and Entertainment, revised March 2008, and Policy No. D-7 AIM Trimark Personal Trading Policy, revised March 2007, together the Code of Ethics relating to Invesco Trimark Ltd.(25)



  (7) - Code of Ethics dated May 1, 2008, relating to Invesco Continental Europe Invesco Asset Management Deutschland GmbH.(25)



  (8) - INVESCO PLC Code of Conduct, revised November 2008, relating to Invesco Australia Limited.(25)
q     - Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Fields,
        Flanagan, Frischling, Mathai-Davis, Pennock, Soll, Stickel and
        Taylor.(23)

----------
(1) Incorporated herein by reference to PEA No. 3, filed electronically on July 27, 1995.

(2) Incorporated herein by reference to PEA No. 4, filed electronically on July 26, 1996.

(3) Incorporated herein by reference to PEA No. 5, filed electronically on July 29, 1997.

(4) Incorporated herein by reference to PEA No. 6, filed electronically on October 7, 1997.

(5) Incorporated herein by reference to PEA No. 7, filed electronically on July 29, 1998.

(6) Incorporated herein by reference to PEA No. 8, filed electronically on July 18, 1999.

(7) Incorporated herein by reference to PEA No. 9, filed electronically on March 24, 2000.

(8) Incorporated herein by reference to PEA No. 10, filed electronically on May 22, 2000.

(9) Incorporated herein by reference to PEA No. 11, filed electronically on July 26, 2000.

(10) Incorporated herein by reference to PEA No. 12, filed electronically on May 31, 2001.

(11) Incorporated herein by reference to PEA No. 13, filed electronically on July 27, 2001.

(12) Incorporated herein by reference to PEA No. 14, filed electronically on July 25, 2002

(13) Incorporated herein by reference to PEA No. 15, filed electronically on August 28, 2002.

(14) Incorporated herein by reference to PEA No. 16, filed electronically on July 7, 2003.

(15) Incorporated herein by reference to PEA No. 17, filed electronically on May 27, 2004.

(16) Incorporated herein by reference to PEA No. 18, filed electronically on July 27, 2004.

(17) Incorporated herein by reference to PEA No. 19, filed electronically on May 27, 2005.

(18) Incorporated herein by reference to PEA No. 20, filed electronically on July 27, 2005.

(19) Incorporated herein by reference to PEA No. 21, filed electronically on May 25, 2006.

(20) Incorporated herein by reference to PEA No. 22, filed electronically on July 25, 2006.

(21) Incorporated herein by reference to PEA No. 23, filed electronically on July 26, 2007.

(22) Incorporated herein by reference to PEA No. 24, filed electronically on February 14, 2008.

(23) Incorporated herein by reference to PEA No. 25, filed electronically on July 23, 2008.


(24) Incorporated herein by reference to PEA No. 26, filed electronically on September 22, 2008.



(25) Filed herewith electronically


Item 24. Persons Controlled by or Under Common Control With the Fund

     None.

Item 25. Indemnification

     Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Amended and Restated Agreement and Declaration of Trust, effective as of September 14, 2005, as amended, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

     The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

     Section 16 of the Master Investment Advisory Agreement between the Registrant and Invesco Aim provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Invesco Aim or any of its officers, directors or employees, that Invesco Aim shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of Invesco Aim to any series of the Registrant shall not automatically impart liability on the part of Invesco Aim to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.


     Section 9 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (formerly, AIM Funds Management Inc. (each a "Sub-Advisor", collectively the "Sub-Advisors") provides that the Sub-Advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance by the Sub-Advisor of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Contract.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

-    Business and Other Connections of Investment Advisor


     The only employment of a substantial nature of the Advisor's directors and officers is with Invesco Aim and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each a "Sub-Advisor", collectively the "Sub-Advisors") reference is made to Form ADV filed under the Investment Advisers Act of 1940 by each Sub-Advisor herein incorporated by reference. Reference is also made to the caption "Fund Management - The Advisor" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.



     It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional which will be renamed Invesco Advisers, Inc. The combined entity will serve as the funds' investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the funds' Statement of Additional Information.


Item 27. Principal Underwriters

(a) Invesco Aim Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:




     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     PowerShares Exchange-Traded Fund Trust
     PowerShares Exchange-Traded Fund Trust II
     Short-Term Investments Trust

Name and Principal                                                                      Positions and Offices
Business Address*           Positions and Offices with Underwriter                        with Registrant
------------------       -------------------------------------------   --------------------------------------------------
Philip A. Taylor         Director                                      Trustee, President and Principal Executive Officer

John S. Cooper           President                                     None

William Hoppe, Jr.       Executive Vice President                      None

Karen Dunn Kelley        Executive Vice President                      Vice President

Brian Lee                Executive Vice President                      None

Ben Utt                  Executive Vice President                      None

LuAnn Katz               Senior Vice President                         None

Ivy B. McLemore          Senior Vice President                         None

Lyman Missimer, III      Senior Vice President                         Assistant Vice President

David J. Nardecchia      Senior Vice President                         None

Margaret A. Vinson       Senior Vice President                         None

Gary K. Wendler          Director & Senior Vice President              None

John M. Zerr             Director, Senior Vice President & Secretary   Senior Vice President, Secretary & Chief Legal
                                                                       Officer

David A. Hartley         Treasurer & Chief Financial Officer           None

Lance A. Rejsek          Anti-Money Laundering Compliance Officer      Anti-Money Laundering Compliance Officer

Rebecca Starling-Klatt   Chief Compliance Officer & Assistant Vice     None
                         President


----------
*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)  Not applicable.

Item 28. Location of Accounts and Records


     Invesco Aim Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those relating to certain transactions in portfolio securities that are maintained by the Registrant's Custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431, and the Registrant's Transfer Agent and Dividend Paying Agent, Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.


     Records may also be maintained at the offices of:


     Invesco Asset Management Deutschland GmbH
     An der Welle 5
     1st Floor
     Frankfurt, Germany 60322


     Invesco Asset Management Ltd.
     30 Finsbury Square
     London, United Kingdom
     EC2A 1AG

     Invesco Asset Management (Japan) Limited
     25th Floor, Shiroyama Trust Tower
     3-1, Toranoman 4-chome, Minato-Ku
     Tokyo, Japan 105-6025

     Invesco Australia Limited
     333 Collins Street, Level 26
     Melbourne Vic 3000, Australia

     Invesco Global Asset Management (N.A.), Inc.
     1555 Peachtree Street, N.E.
     Atlanta, Georgia 30309

     Invesco Hong Kong Limited
     32nd Floor
     Three Pacific Place
     1 Queen's Road East
     Hong Kong

     Invesco Institutional (N.A.), Inc.
     1555 Peachtree Street, N.E.
     Atlanta, Georgia 30309

     Invesco Senior Secured Management, Inc.
     1166 Avenue of the Americas
     New York, NY 10036

     Invesco Trimark Ltd.
     5140 Yonge Street
     Suite 900
     Toronto, Ontario
     Canada M2N 6X7

Item 29 Management Services

     None.

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 23rd day of July, 2009.

                                        REGISTRANT: AIM TAX-EXEMPT FUNDS


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Philip A. Taylor, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              SIGNATURES                              TITLE                   DATE
--------------------------------------   -----------------------------   --------------


/s/ Philip A. Taylor                          Trustee & President        July 23, 2009
--------------------------------------   (Principal Executive Officer)
(Philip A. Taylor)


/s/ Bob R. Baker*                                    Trustee             July 23, 2009
--------------------------------------
(Bob R. Baker)


/s/ Frank S. Bayley*                                 Trustee             July 23, 2009
--------------------------------------
(Frank S. Bayley)


/s/ James T. Bunch*                                  Trustee             July 23, 2009
--------------------------------------
(James T. Bunch)


/s/ Bruce L. Crockett*                           Chair & Trustee         July 23, 2009
--------------------------------------
(Bruce L. Crockett)


/s/ Albert R. Dowden*                                Trustee             July 23, 2009
--------------------------------------
(Albert R. Dowden)


/s/ Jack M. Fields*                                  Trustee             July 23, 2009
--------------------------------------
(Jack M. Fields)


/s/ Martin L. Flanagan*                              Trustee             July 23, 2009
--------------------------------------
(Martin L. Flanagan)


/s/ Carl Frischling*                                 Trustee             July 23, 2009
--------------------------------------
(Carl Frischling)


/s/ Prema Mathai-Davis*                              Trustee             July 23, 2009
--------------------------------------
(Prema Mathai-Davis)


/s/ Lewis F. Pennock*                                Trustee             July 23, 2009
--------------------------------------
(Lewis F. Pennock)


/s/ Larry Soll*                                      Trustee             July 23, 2009
--------------------------------------
(Larry Soll)


/s/ Raymond Stickel, Jr*                             Trustee             July 23, 2009
--------------------------------------
(Raymond Stickel, Jr.)

/s/ Sheri Morris                           Vice President & Treasurer    July 23, 2009
--------------------------------------     (Principal Financial and
(Sheri Morris)                                Accounting Officer)


*By /s/ Philip A. Taylor                                                 July 23, 2009
    ----------------------------------
    Philip A. Taylor
    Attorney-in-Fact

* Philip A. Taylor, pursuant to powers of attorney filed in Registrant's Post-Effective Amendment No. 26 on July 23, 2008.

                                      INDEX

Exhibit
Number                                  Description
------- ------------------------------------------------------------------------
e(1)(m) Amendment No. 12, dated October 3, 2008, to the First Restated Master
        Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant
        (all classes of shares except Class B shares) and Invesco Aim
        Distributors, Inc.

e(1)(n) Amendment No. 13, dated June 2, 2009, to the First Restated Master
        Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant
        (all classes of shares except Class B shares) and Invesco Aim
        Distributors, Inc.

e(1)(o) Amendment No. 14, dated June 2, 2009, to the First Restated Master
        Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant
        (all classes of shares except Class B shares) and Invesco Aim
        Distributors, Inc.

e(1)(p) Amendment No. 15, dated July 14, 2009, to the First Restated Master
        Distribution Agreement, made as of August 18, 2003, as subsequently amended and as restated September 20, 2006, by and between Registrant
        (all classes of shares except Class B shares) and Invesco Aim
        Distributors, Inc.

e(2)(i) Amendment No. 8, dated May 29, 2009, to the First Restated Master
        Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant
        (Class B shares) and Invesco Aim Distributors, Inc.

e(2)(j) Amendment No. 9, dated June 2, 2009, to the First Restated Master
        Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant
        (Class B shares) and Invesco Aim Distributors, Inc.

e(3)    Form of Selected Dealer Agreement between Invesco Aim Distributors, Inc.
        and selected dealers

e(4)    Form of Bank Selling Group Agreement between Invesco Aim Distributors,
        Inc. and banks

f(1) Form of AIM Funds Retirement Plan for Eligible Directors/Trustees, as amended and restated January 1, 2008

f(2)    Form of AIM Funds Trustee Deferred Compensation Agreement for
        Registrant's Non-Affiliated Directors, as amended January 1, 2008

h(1)(c) Amendment No. 2, dated October 3, 2008, to the Third Amended and
        Restated Transfer Agency and Service Agreement dated July 1, 2006, between Registrant and AIM Investment Services, Inc.

h(1)(d) Amendment No. 3, dated July 1, 2009, to the Third Amended and Restated
        Transfer Agency and Service Agreement dated July 1, 2006, between
        Registrant and Invesco Aim Investment Services, Inc.

h(3)(a) Fourth Amended and Restated Memorandum of Agreement regarding securities lending waiver, dated May 29, 2009, between Registrant and Invesco Aim
        Advisors, Inc. with respect to all Funds

h(3)(b) Memorandum of Agreement, regarding expense limitations, dated July 14, 2009, between Registrant and Invesco Aim Advisors, Inc.

h(3)(c) Memorandum of Agreement, regarding advisory fee waivers, dated July 1, 2009, between Registrant and Invesco Aim Advisors, Inc.

j(1)    Consent of Stradley Ronon Stevens & Young, LLP

j(2)    Consent of PricewaterhouseCoopers LLP

m(1)(i) Amendment No. 8, dated May 29, 2009, to the First Restated Master
        Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and Invesco Aim Distributors, Inc.

m(1)(j) Amendment No. 9, dated June 2, 2009, to the First Restated Master
        Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and Invesco Aim Distributors, Inc.

m(1)(k) Amendment No. 10, dated July 1, 2009, to the First Restated Master
        Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), between Registrant and Invesco Aim Distributors, Inc.

m(3)(i) Amendment No. 8, dated May 29, 2009, to the First Restated Master
        Distribution Plan, effective as of August 18, 2003, and as restated
        September 20, 2006 (Class B shares) (Securitization Feature)

m(3)(j) Amendment No. 9, dated June 2, 2009, to the First Restated Master
        Distribution Plan, effective as of August 18, 2003, and as restated
        September 20, 2006 (Class B shares) (Securitization Feature)

m(3)(k) Amendment No. 10, dated July 1, 2009, to the First Restated Master
        Distribution Plan, effective as of August 18, 2003, and as restated
        September 20, 2006 (Class B shares) (Securitization Feature)

m(4)(i) Amendment No. 8, dated May 29, 2009, to the First Restated Master
        Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares)

m(4)(j) Amendment No. 9, dated June 2, 2009, to the First Restated Master
        Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares)

m(4)(k) Amendment No. 10, dated July 1, 2009, to the First Restated Master
        Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares)

m(5)    Master Related Agreement to First Restated Master Distribution Plan
        (Class A shares)

m(7)    Master Related Agreement to First Restated Master Distribution Plan
        (Class C shares)

n       Fourteenth Amended and Restated Multiple Class Plan of The AIM Family of
        Funds(R) effective December 12, 2001, as amended and restated effective
        October 3, 2008

p(1)    Invesco Aim Management Group, Inc. and AIM Funds Code of Ethics, adopted
        May 1, 1981, as last amended effective January 1, 2009, relating to Invesco Aim Management Group, Inc. and any of its subsidiaries

p(2) Invesco Code of Ethics, adopted February 29, 2008, as last amended, January 1, 2009, relating to Invesco Global Asset Management (N.A.),
        Inc., Invesco Institutional (N.A.), Inc. and Invesco Senior Secured
        Management, Inc.

p(3)    Code of Ethics revised 2008, relating to Invesco Asset Management
        Limited

p(5) Invesco Staff Ethics and Personal Share Dealing, dated September 2008, relating to Invesco Hong Kong Limited

p(6)    Invesco Ltd. Code of Conduct, revised November 2008, Invesco Trimark
        Ltd. Addendum to the Invesco Code of Conduct, revised July 2008, Policy
        No. D-6 Gifts and Entertainment, revised March 2008, and Policy No. D-7
        AIM Trimark Personal Trading Policy, revised March 2007, together the
        Code of Ethics relating to Invesco Trimark Ltd.

p(7)    Code of Ethics dated May 1, 2008, relating to Invesco Continental Europe
        Invesco Asset Management Deutschland GmbH

p(8)    Invesco Ltd. Code of Conduct, revised November 2008, relating to Invesco
        Australia Limited